UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

601 South Figueroa Street, 39th Floor Los Angeles, California			90017-5704
(Address of principal executive offices)			(Zip code)

Anna Marie Lopez 601 South Figueroa Street, 39th Floor Los Angeles, California 90017-5704
(Name and address of agent for service)

Copy to: Maureen A. Miller, Esq. Joseph M. Mannon, Esq. Vedder Price P.C. 222 North LaSalle Street, 26th Floor Chicago, IL 60601
(Counsel for the registrant)

Registrant’s telephone number, including area code:		(213) 430-1000

Date of fiscal year end:	June 30, 2020

Date of reporting period:	December 31, 2019

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Semi-annual Report

DECEMBER 31, 2019

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

INTERNATIONAL VALUE FUND

VALUE OPPORTUNITIES FUND

CAPITAL INCOME FUND

HIGH YIELD FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-866-HW-FUNDS (1-866-493-8637).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-866-HW-FUNDS (1-866-493-8637) to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	4
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	18
MID-CAP VALUE FUND	20
SMALL CAP VALUE FUND	22
SMALL CAP DIVERSIFIED VALUE FUND	24
GLOBAL VALUE FUND	30
INTERNATIONAL VALUE FUND	32
VALUE OPPORTUNITIES FUND	34
CAPITAL INCOME FUND	38
HIGH YIELD FUND	45
STATEMENTS OF ASSETS & LIABILITIES	51
STATEMENTS OF OPERATIONS	53
STATEMENTS OF CHANGES IN NET ASSETS	55
FINANCIAL HIGHLIGHTS	60
NOTES TO THE FINANCIAL STATEMENTS	65
FUND EXPENSE EXAMPLES	80
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and shareholder report relates to the activities of the Hotchkis & Wiley Funds for the six months ended December 31, 2019.

OVERVIEW

In the six-month period ended December 31, 2019, the S&P 500® Index (equity market) returned +10.9%, the MSCI World Index returned +9.1%, and the ICE BofAML U.S. High Yield Index (high yield market) returned +3.9%. For much of the period, the United States engaged in a trade war with China, its largest global trading partner. Near the end of the year, the U.S. House of Representatives impeached the President for just the third time in history. The uncertain path of Brexit was the major political story in Europe, though the UK's Conservative party election victory removed a "worst case" economic scenario. Equity and high yield markets largely shrugged off the tumultuous geopolitical landscape and performed well in the second half of calendar year 2019.

Equity markets' price-to-earnings (P/E) ratios expanded in the period, explaining essentially all of the markets' performance. Equities as a group trade at valuations higher than historical averages; the forward P/E on the MSCI World Index is about 15% above its 20-year average. Interest rates, however, are considerably lower than historical averages. The 10-year U.S. treasury yield is just 1.9% compared to its 20-year average of 3.4%; the 10- year UK Gilt yield is 0.8% compared to its 20-year average of 3.3%; the 10-year German Bund yield is –0.2% compared to its 20-year average of 2.6%.

Information technology was the top-performing global equity sector, by a large margin, returning +17%, though nearly all sectors delivered positive performance. Energy was the lone exception, returning –1%. Over the past 3 years, energy was the MSCI World Index's worst-performing sector, returning +1% compared to the overall index return of +43%, cumulatively. The second-worst performing sector during this time was financials with a +30% return. The MSCI World Growth Index outperformed the MSCI World Value Index (+10.4% vs. +7.9%). Global growth outperformed value in 9 of the last 10 calendar years with cumulative outperformance of more than 70% (+186% vs. +112%, or +11.1% vs. +7.8% annualized). Nearly all of this occurred in the last three years. The lopsided performance has resulted in a wider-than-normal valuation spread between growth and value. Over the past 20 years, the average forward P/E for the MSCI World Growth Index has been 5.0x above that of the MSCI World Value Index. As of December 31, 2019, the forward P/E for the growth and value indices were 25.4x and 14.2x, respectively, or a spread of 11.2x. Over the past 20 years, this valuation gap has been wider only 6% of the time (and only during the tech/internet bubble). Using price-to-book instead of price-to-earnings, the current valuation gap has been exceeded only 5% of the time historically, with the tech/internet bubble again representing the lone exception.

In the high yield market, yields fell and the spread over treasuries narrowed in the period. At year end, the yield-to-worst for the ICE BofAML U.S. High Yield Index was 5.41%, which represented a spread over treasuries of 360 basis points. Yields and spreads for low rated credits increased ever so slightly, however, further widening the valuation gap relative to higher rated credits. Yields and spreads declined less for small/mid cap credits than for large caps, further extending small/mid caps' yield/spread advantage. The high yield market's default rate, including distressed exchanges, was 2.86% at year end, an increase of about one percentage point from a year ago but below the long-term average of 3.44%. The default rate would have been just 1.26% without the energy and metals & mining sectors. The default rate for the energy sector was about 11%, by far the highest among all sectors. Unsurprisingly, energy was the also the worst-performing sector in the high yield market by a large margin, returning –1.9% in the six-month period ended December 31, 2019; all other sectors returned between +3% and +9%.

While the overall global equity and high yield markets appear fairly/fully valued compared to history, we believe the valuation disparities across both markets create an investment environment highly conducive to long-term focused active management, particularly in relative terms. The Funds exhibit considerable valuation/spread advantages and consist of good underlying businesses which leaves us confident about the portfolios' prospects.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 8.19% for the six-month period ended December 31, 2019 compared to the Russell 1000® Value Index return of 8.86%.

The Fund underperformed the Russell 1000® Value Index in the six-month period ended December 31, 2019. Growth outperformed value, which is a stylistic headwind for the Fund considering it trades at a valuation discount to the value index. The Fund's average weight to stocks that began the period with a market capitalization of more than $100 billion was 28% compared to 39% for the Russell 1000® Value. This underweight hurt as mega cap stocks outperformed the overall index. Stock selection in information technology, consumer discretionary, and communication services detracted from performance. Positive stock selection in health care, energy, financials, and utilities helped relative performance in the period. The largest detractors to relative performance in the period were Corning, Oracle, AIG, Apache, and General Motors; the largest positive contributors were State Street, Microsoft, Wells Fargo, PPL, and Vodafone.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of 8.14% for the six-month period ended December 31, 2019 compared to the Russell 1000® Value Index return of 8.86%.

The Fund underperformed the Russell 1000® Value index during the six-month period ended December 31, 2019. The Fund trades at a valuation discount to the value index, so periods when growth outperforms value typically represent a performance headwind. The Russell 1000® Growth outperformed the Russell 1000® Value by 3.4% over the period which hurt relative performance. Stock selection in information technology, consumer discretionary, and communication services detracted from performance over the six months. Positive stock selection in health care, financials, utilities, and energy helped relative performance in the period. The largest detractors to relative performance it the period were Corning, Oracle, AIG, Apache, and General Motors; the largest positive contributors were State Street, Microsoft, Wells Fargo, Vodafone, and PPL.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of 0.71% for the six-month period ended December 31, 2019 compared to the Russell Midcap® Value Index return of 7.66%.

The Fund underperformed the Russell Midcap® Value Index in the six-month period ended December 31, 2019. Throughout the period, there was an unusually strong correlation between company size and performance within the mid cap market, as larger market cap companies outperformed smaller market cap companies. This had a large negative effect on relative performance. For example, Russell Midcap® Value stocks that began the period with a market cap over $20 billion returned more than +12% while stocks that began the period with a market cap under $5 billion returned –1.6%. The portfolio's average weight in the larger cap group was 12% compared to 30% for the index, while the portfolio's average weight in the smaller group was 51% compared to 11% for the index; the smaller cap bias was an insurmountable headwind during the six months. The overweight and stock selection in energy was a large detractor in the period, along with stock selection in industrials and information technology. Positive stock selection in consumer discretionary, financials, and utilities helped relative performance. The largest detractors to relative performance in the period were Whiting Petroleum, McDermott International, Mallinckrodt, Kosmos Energy, and C&J Energy Services; the largest positive contributors were Bed Bath & Beyond, Office Depot, NexTier Oilfield Solutions, Cairn Energy, and Royal Mail.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of 6.39% for the six-month period ended December 31, 2019 compared to the Russell 2000® Value Index return of 7.87%.

The Fund underperformed the Russell 2000® Value index during the six-month period ended December 31, 2019. The overweight position and stock selection in energy detracted from performance, along with stock selection in real estate, information technology, and industrials. Positive stock selection in consumer discretionary, financials, and health care helped relative performance. The largest detractors to relative performance in the period were Seritage Growth Properties, Whiting Petroleum, Resideo Technologies, GEO Group, and Avnet; the largest positive contributors were Hanger, Office Depot, Masonite International, Sonic Automotive, and Diodes.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 7.78% for the six-month period ended December 31, 2019 compared to the Russell 2000® Value Index return of 7.87%.

The Fund underperformed the Russell 2000® Value in the six-month period ended December 31, 2019. Over the course of the six months, there was an unusually strong correlation between company size and performance, with larger market cap companies outperforming smaller market cap companies. Stocks in the Russell 2000® Value that began the period with a market cap of less than $1 billion returned –1% while stocks with a market cap of more than $1 billion returned

+11%. The portfolio's average weight in the smaller market cap group was 42% compared to 26% for the index, and the average weight in the larger market cap group was 55% compared to 74% for the index (portfolio cash averaged 2%). The smaller cap bias had a large negative effect on relative performance. Positive stock selection compensated for this effect, with consumer discretionary, financials, energy, and health care being the largest contributors. Stock selection in real estate, information technology and consumer staples hurt relative performance.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of 7.91% for the six-month period ended December 31, 2019 compared to the MSCI World Index return of 9.14%.

The Fund underperformed the MSCI World Index over the six-month period ended December 31, 2019. Two stylistic headwinds explain all the underperformance relative to the broad benchmark. First, value lagged growth, so our value focused approach was a considerable headwind relative to the broad/core benchmark (the Fund performed in line with the MSCI World Value Index of 7.85%). Second, there was a strong correlation between company size and performance, with larger market cap companies outperforming smaller market cap companies. MSCI World Index stocks that began the period with a market cap under $10 billion returned about +2.5% over the six months, while stocks with a market cap over $100 billion returned about +12%. The portfolio's average weight in the smaller cap group was 21% compared to 8% for the index, while the portfolio's average weight in the larger cap group was 18% compared to 41% for the index. From a sector perspective, stock selection in information technology, energy, real estate, and consumer staples hurt relative performance. Positive stock selection in financials, communication services, and health care helped. The largest detractors to relative performance in the period were Whiting Petroleum, AIG, Corning, Oracle, and Seritage Growth Properties; the largest positive contributors were Societe Generale, Royal Mail, BAE Systems, Vodafone, and Barclays.

HOTCHKIS & WILEY INTERNATIONAL VALUE FUND

The Fund's Class I shares had a total return of 10.51% for the six-month period ended December 31, 2019 compared to the MSCI World ex-USA Index return of 6.85%.

The Fund outperformed the MSCI World ex-USA Index over the six-month period ended December 31, 2019. International growth outperformed value and international small caps outperformed large caps, both of which presented a brisk performance headwind for the Fund. Positive stock selection across an array of sectors more than made up for the stylistic headwinds. Stock selection was positive or neutral in 9 of the 11 GIGS® sectors, and was particularly helpful in financials. The overweight position in energy and stock selection in consumer staples and information technology detracted from performance. The largest positive contributors to relative performance in the period were Societe Generate, BAE Systems, Royal Mail, Vodafone, and BNP Paribas; the largest detractors were Embraer, Frank's International, Ericsson, Heineken, and Danieli.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of 5.67% for the six-month period ended December 31, 2019 compared to the Russell 3000® Value Index return of 8.80%.

The Fund underperformed the Russell 3000® Value Index during the six-month period ended December 31, 2019. The portfolio's non-equity exposure was the largest performance detractor, as select fixed income securities and put options underperformed. The Fund's small cap bias was also a headwind as large caps outperformed small caps; the Fund averaged a 15% weight in stocks below $3 billion compared to 6% for the index and 27% in stocks over $100 billion compared to 36% for the index. Security selection in consumer discretionary, information technology, and real estate hurt relative performance; positive security selection in energy, financials, and health care helped. The largest detractors to relative performance in the period were Tesla put options, Seritage Growth Properties, Motors Liquidation Trust, Oracle, and Corning; the largest positive contributors were Microsoft, Royal Mail, Vodafone, Cairn Energy, and Office Depot.

HOTCHKIS & WILEY CAPITAL INCOME FUND

The Fund's Class Ishares had a total return of 3.98% for the six-month period ended December 31, 2019 compared to the 50/50 blended benchmark of the S&P 500® Index and the ICE BofAML U.S. Corporate, Government and Mortgage Index return of 6.71%.

The Fund underperformed the 50/50 blended benchmark over the six-month period ended December 31, 2019. The Fund's average equity exposure over the period was 56% with the remaining 44% invested in high yield credits; the long-term target is 50% in each. The equity overweight helped as equities outperformed bonds over the six months. The equity portion of the Fund underperformed the S&P 500® Index in the period as the value bias and outsized exposure to small and mid cap equities hurt. The overweight and stock selection in energy detracted from performance along with stock selection in information technology and real estate. Positive stock selection in financials, industrials, and consumer discretionary helped relative performance. The high yield portion of the Fund underperformed the ICE BofAML U.S. Corporate, Government and Mortgage Index and the ICE BofAML U.S. High Yield Index over the period. Relative to the high yield index, the Fund's small/mid cap bias hurt relative performance as larger cap credits outperformed. The overweight and credit selection in energy was a considerable detractor in the period, along with credit selection in media, consumer goods, and services. Positive credit selection in leisure, automotive, and capital goods helped relative performance.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of 1.62% for the six-month period ended December 31, 2019 compared to the ICE BofAML BB-B U.S. High Yield Constrained return of 4.29%.

The Fund underperformed the ICE BofAML BB-B U.S. High Yield Constrained Index over the six-month period ended December 31, 2019. The Fund is overweight small and mid cap credits and underweight large cap credits. This hurt relative performance as large cap credits outperformed small and mid caps. Credit selection in energy was the largest performance detractor in the period as select exploration & production and oilfield service credits underperformed. Credit selection in consumer goods and services along with the underweight in telecommunications also hurt performance. Positive credit selection in automotive, leisure, and capital goods helped relative performance.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Scott McBride Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Judd Peters Fund Manager	Ray Kennedy Fund Manager

Mark Hudoff Fund Manager	Patrick Meegan Fund Manager	Scott Rosenthal Fund Manager

Richard Mak Fund Manager	Ryan Thomes Fund Manager	Noah Mayer Fund Manager

Hunter Doble Fund Manager

Fund Information

ABOUT FUND PERFORMANCE

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have four classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the International Value Fund is not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Capital Income Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and Capital Income Fund are not offering Class Z shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund, 4.75% for the Capital Income Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower annual distribution and service fees.

Class Z shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class Z shares are available only to eligible investors (provided that no compensation, administrative payments, sub-transfer agency payments and service payments are required).

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund, Capital Income Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund, Capital Income Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the Capital Income Fund and High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the fund performance data on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

Fund Information

MSCI World Index is a free float-adjusted weighted index capturing large and mid cap representation across 23 Developed Markets (DM) countries.

MSCI World Growth Index is the growth investment style of the MSCI World Index. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI World Value Index is the value investment style of the MSCI World Index. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI World ex-USA Index is a free float-adjusted weighted index capturing large and mid cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

ICE BofAML U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets. The Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

ICE BofAML BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML U.S. High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of December 31, 2019. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for December 31, 2019. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given period.

Each type of asset class or investment product has a different risk-return profile, which should be considered when investing. All investments contain risk and may lose value.

Basis point (bp) is a unit equal to 1/100th of 1% (0.01%) and is used to denote the change in a financial instrument.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Market capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Price-to-book (P/B) is the price of a stock dividend by its book value.

Price-to-earnings (P/E) is calculated by dividing the current price of a stock by the company's trailing 12 months' earnings per share.

Yield-to-worst is the lowest possible yield from owning a bond considering all potential call dates prior to maturity.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

During the six months ended December 31, 2019, the Value Opportunities Fund held futures contracts, which resulted in unrealized gains, and purchased put options, which resulted in unrealized losses, and the Capital Income Fund and High Yield Fund held credit default swap contracts, which resulted in realized gains to each Fund.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2019	Six Months	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	8.19%	29.26%	7.58%	11.60%	7.33%
Class A
Average annual total return (with sales charge)	2.43%	22.15%	6.18%	10.71%	6.69%
Average annual total return (without sales charge)	8.10%	28.92%	7.33%	11.32%	7.07%
Class C
Average annual total return (with CDSC)	6.72%	27.04%	6.52%	10.48%	6.28%
Average annual total return (without CDSC)	7.72%	28.04%	6.52%	10.48%	6.28%
S&P 500® Index††
Average annual total return	10.92%	31.49%	11.70%	13.56%	9.53%
Russell 1000® Index††
Average annual total return	10.59%	31.43%	11.48%	13.54%	9.70%
Russell 1000® Value Index††
Average annual total return	8.86%	26.54%	8.29%	11.80%	8.31%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2019	Six Months	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	8.14%	29.12%	7.76%	12.14%	9.12%
Class A
Average annual total return (with sales charge)	2.28%	21.97%	6.33%	11.25%	8.69%
Average annual total return (without sales charge)	7.95%	28.73%	7.48%	11.85%	8.87%
Class C
Average annual total return (with CDSC)	6.63%	26.87%	6.70%	11.03%	8.05%
Average annual total return (without CDSC)	7.63%	27.87%	6.70%	11.03%	8.05%
Class Z
Average annual total return	8.18%	29.17%	7.77%	12.15%	9.12%
S&P 500® Index††
Average annual total return	10.92%	31.49%	11.70%	13.56%	9.93%
Russell 1000® Index††
Average annual total return	10.59%	31.43%	11.48%	13.54%	10.02%
Russell 1000® Value Index††
Average annual total return	8.86%	26.54%	8.29%	11.80%	n/a

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2019	Six Months	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	0.71%	12.92%	0.78%	10.35%	10.73%
Class A
Average annual total return (with sales charge)	–4.68%	6.77%	–0.54%	9.48%	10.20%
Average annual total return (without sales charge)	0.60%	12.69%	0.54%	10.08%	10.46%
Class C
Average annual total return (with CDSC)	–0.77%	10.84%	–0.22%	9.26%	9.66%
Average annual total return (without CDSC)	0.23%	11.84%	–0.22%	9.26%	9.66%
Class Z
Average annual total return	0.75%	12.97%	0.79%	10.35%	10.73%
Russell Midcap® Index††
Average annual total return	7.58%	30.54%	9.33%	13.19%	10.31%
Russell Midcap® Value Index††
Average annual total return	7.66%	27.06%	7.62%	12.41%	10.30%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A, Class C — 1/2/01; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2019	Six Months	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	6.39%	20.40%	3.85%	11.97%	11.06%
Class A
Average annual total return (with sales charge)	0.69%	13.82%	2.48%	11.09%	10.63%
Average annual total return (without sales charge)	6.28%	20.13%	3.60%	11.69%	10.81%
Class C
Average annual total return (with CDSC)	4.89%	18.25%	2.82%	10.86%	10.01%
Average annual total return (without CDSC)	5.89%	19.25%	2.82%	10.86%	10.01%
Class Z
Average annual total return	6.43%	20.45%	3.86%	11.97%	11.06%
Russell 2000® Index††
Average annual total return	7.30%	25.53%	8.23%	11.83%	9.76%
Russell 2000® Value Index††
Average annual total return	7.87%	22.39%	6.99%	10.56%	n/a

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/6/00; Class C — 2/4/02; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2019	Six Months	1 Year	5 Years	Since 6/30/14*
Class I
Average annual total return	7.78%	21.66%	7.65%	7.45%
Class A
Average annual total return (with sales charge)	1.91%	15.05%	6.24%	6.13%
Average annual total return (without sales charge)	7.60%	21.39%	7.39%	7.17%
Class Z
Average annual total return	7.80%	21.69%	7.65%	7.45%
Russell 2000® Index††
Average annual total return	7.30%	25.53%	8.23%	7.77%
Russell 2000® Value Index††
Average annual total return	7.87%	22.39%	6.99%	6.33%

Returns shown for Class Z shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods. (Inception date: Class Z — 9/30/19.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2019	Six Months	1 Year	5 Years	Since 12/31/12*
Class I
Average annual total return	7.91%	24.52%	5.91%	9.26%
Class A
Average annual total return (with sales charge)	2.14%	17.68%	4.54%	8.17%
Average annual total return (without sales charge)	7.80%	24.26%	5.67%	9.00%
MSCI World Index††
Average annual total return	9.14%	27.67%	8.74%	10.58%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

INTERNATIONAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2019	Six Months	1 Year	Since 12/31/15*
Class I
Average annual total return	10.51%	19.96%	6.38%
MSCI World ex-USA Index††
Average annual total return	6.85%	22.49%	7.65%

† The Fund invests primarily in non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2019	Six Months	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	5.67%	25.57%	8.00%	13.72%	12.15%
Class A
Average annual total return (with sales charge)	0.00%	18.67%	6.57%	12.83%	11.56%
Average annual total return (without sales charge)	5.55%	25.23%	7.73%	13.44%	11.92%
Class C
Average annual total return (with CDSC)	4.16%	23.34%	6.94%	12.59%	11.07%
Average annual total return (without CDSC)	5.16%	24.34%	6.94%	12.59%	11.07%
Class Z
Average annual total return	5.70%	25.60%	8.01%	13.72%	12.15%
Russell 3000® Index††
Average annual total return	10.37%	31.02%	11.24%	13.42%	10.39%
Russell 3000® Value Index††
Average annual total return	8.80%	26.26%	8.20%	11.71%	9.37%

Returns shown for Class C and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class C shares. (Inception dates: Class C — 8/28/03; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

CAPITAL INCOME FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2019	Six Months	1 Year	5 Years	Since 12/31/10*
Class I
Average annual total return	3.98%	16.26%	4.96%	8.36%
Class A
Average annual total return (with sales charge)	–1.04%	10.57%	3.75%	7.87%
Average annual total return (without sales charge)	3.93%	16.10%	4.77%	8.45%
S&P 500® Index††
Average annual total return	10.92%	31.49%	11.70%	13.39%
ICE BofAML U.S. Corporate, Government and Mortgage Index††
Average annual total return	2.52%	8.96%	3.11%	3.51%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 2/28/11.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 4.75%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in dividend-paying equities and high yield fixed income securities.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2019	Six Months	1 Year	5 Years	10 Years	Since 3/31/09*
Class I
Average annual total return	1.62%	9.57%	4.93%	7.22%	9.57%
Class A
Average annual total return (with sales charge)	–2.30%	5.24%	3.86%	6.53%	8.84%
Average annual total return (without sales charge)	1.48%	9.32%	4.66%	6.94%	9.23%
Class C
Average annual total return (with CDSC)	0.15%	7.52%	3.89%	6.14%	8.47%
Average annual total return (without CDSC)	1.14%	8.52%	3.89%	6.14%	8.47%
Class Z
Average annual total return	1.67%	9.77%	4.97%	7.24%	9.59%
ICE BofAML BB-B U.S. High Yield Constrained Index††
Average annual total return	4.30%	15.10%	6.11%	7.40%	10.06%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 5/29/09; Class C — 12/31/12; Class Z — 3/29/18.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
General Electric Company	4.87%
Wells Fargo & Company	4.53%
American International Group, Inc.	4.30%
Microsoft Corp.	3.95%
Citigroup, Inc.	3.45%
Oracle Corp.	2.96%
The Goldman Sachs Group, Inc.	2.92%
General Motors Company	2.67%
Corning, Inc.	2.18%
PPL Corp.	2.18%
COMMON STOCKS — 99.58%	Shares Held	Value
COMMUNICATION SERVICES — 10.19% Interactive Media & Services — 1.45%
Alphabet, Inc. (a)	1,100	$1,473,329
Media — 7.02%
Comcast Corp.	40,600	1,825,782
Discovery, Inc. (a)	66,500	2,027,585
The Interpublic Group of Companies, Inc.	22,000	508,200
News Corp.	95,000	1,343,300
Omnicom Group, Inc.	6,300	510,426
ViacomCBS, Inc.	21,500	902,355
		7,117,648
Wireless Telecommunication Services — 1.72%
Vodafone Group PLC — ADR	90,463	1,748,650
TOTAL COMMUNICATION SERVICES		10,339,627
CONSUMER DISCRETIONARY — 6.28% Auto Components — 2.86%
Adient PLC (a)	27,774	590,198
The Goodyear Tire & Rubber Company	52,800	821,304
Magna International, Inc.	27,200	1,491,648
		2,903,150
Automobiles — 3.42%
General Motors Company	73,900	2,704,740
Harley-Davidson, Inc.	20,600	766,114
		3,470,854
TOTAL CONSUMER DISCRETIONARY		6,374,004
CONSUMER STAPLES — 2.09% Food Products — 0.73%
Mondelez International, Inc.	13,500	743,580
Personal Products — 1.36%
Unilever PLC — ADR	24,100	1,377,797
TOTAL CONSUMER STAPLES		2,121,377
	Shares Held	Value
ENERGY — 12.47% Energy Equipment & Services — 3.34%
Halliburton Company	57,700	$1,411,919
National Oilwell Varco, Inc.	79,000	1,978,950
		3,390,869
Oil, Gas & Consumable Fuels — 9.13%
Apache Corp.	61,400	1,571,226
Hess Corp.	27,500	1,837,275
Kosmos Energy Ltd.	65,200	371,640
Marathon Oil Corp.	129,700	1,761,326
Marathon Petroleum Corp.	14,422	868,925
Murphy Oil Corp.	45,800	1,227,440
Royal Dutch Shell PLC — ADR	27,462	1,619,709
		9,257,541
TOTAL ENERGY		12,648,410
FINANCIALS — 28.30% Banks — 12.12%
Bank of America Corp.	46,722	1,645,549
CIT Group, Inc.	10,000	456,300
Citigroup, Inc.	43,774	3,497,105
Citizens Financial Group, Inc.	38,900	1,579,729
Fifth Third Bancorp	17,000	522,580
Wells Fargo & Company	85,434	4,596,349
		12,297,612
Capital Markets — 5.90%
The Bank of New York Mellon Corp.	19,900	1,001,567
The Goldman Sachs Group, Inc.	12,900	2,966,097
Morgan Stanley	20,000	1,022,400
State Street Corp.	12,600	996,660
		5,986,724

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Diversified Value Fund (Unaudited)

	Shares Held	Value
Consumer Finance — 2.98%
Capital One Financial Corp.	20,100	$2,068,491
Discover Financial Services	11,200	949,984
		3,018,475
Diversified Financial Services — 1.50%
AXA Equitable Holdings, Inc.	61,200	1,516,536
Insurance — 5.80%
American International Group, Inc.	85,000	4,363,050
The Travelers Companies, Inc.	11,100	1,520,145
		5,883,195
TOTAL FINANCIALS		28,702,542
HEALTH CARE — 8.97% Biotechnology — 0.62%
Biogen, Inc. (a)	2,100	623,133
Health Care Equipment & Supplies — 2.32%
Medtronic PLC	15,882	1,801,813
Zimmer Biomet Holdings, Inc.	3,700	553,816
		2,355,629
Health Care Providers & Services — 3.68%
Anthem, Inc.	4,900	1,479,947
Centene Corp. (a)	10,700	672,709
HCA Healthcare, Inc.	3,700	546,897
UnitedHealth Group, Inc.	3,500	1,028,930
		3,728,483
Pharmaceuticals — 2.35%
GlaxoSmithKline PLC — ADR	33,400	1,569,466
Sanofi — ADR	16,300	818,260
		2,387,726
TOTAL HEALTH CARE		9,094,971
INDUSTRIALS — 12.70% Aerospace & Defense — 0.31%
Embraer SA — ADR (a)	16,400	319,636
Air Freight & Logistics — 1.03%
FedEx Corp.	6,900	1,043,349
Building Products — 0.66%
Johnson Controls International PLC	16,447	669,557
Construction & Engineering — 0.43%
Fluor Corp.	23,000	434,240
Electrical Equipment — 0.76%
Eaton Corp. PLC	8,100	767,232
Industrial Conglomerates — 4.87%
General Electric Company	442,900	4,942,764
Machinery — 4.64%
CNH Industrial NV	183,300	2,016,300
Cummins, Inc.	12,300	2,201,208
	Shares Held	Value
PACCAR, Inc.	6,200	$490,420
		4,707,928
TOTAL INDUSTRIALS		12,884,706
INFORMATION TECHNOLOGY — 14.02% Communications Equipment — 1.06%
Telefonaktiebolaget LM Ericsson — ADR	122,400	1,074,672
Electronic Equipment, Instruments & Components — 2.91%
Corning, Inc.	76,000	2,212,360
TE Connectivity Ltd.	7,700	737,968
		2,950,328
Semiconductors & Semiconductor Equipment — 0.76%
Texas Instruments, Inc.	6,000	769,740
Software — 7.16%
Microsoft Corp.	25,400	4,005,580
Oracle Corp.	56,700	3,003,966
Teradata Corp. (a)	9,500	254,315
		7,263,861
Technology Hardware, Storage & Peripherals — 2.13%
Hewlett Packard Enterprise Company	136,000	2,156,960
TOTAL INFORMATION TECHNOLOGY		14,215,561
MATERIALS — 1.39% Containers & Packaging — 1.39%
International Paper Company	30,600	1,409,130
TOTAL MATERIALS		1,409,130
UTILITIES — 3.17% Electric Utilities — 3.17%
PPL Corp.	61,600	2,210,208
The Southern Company	15,800	1,006,460
TOTAL UTILITIES		3,216,668
Total common stocks (Cost $102,753,950)		101,006,996
Total long-term investments (Cost $102,753,950)		101,006,996
SHORT-TERM INVESTMENTS — 0.30%	Principal Amount
Time Deposits — 0.30%
Banco Santander SA, 1.56%, 01/02/2020*	$306,207	306,207
Total short-term investments (Cost $306,207)		306,207
Total investments — 99.88% (Cost $103,060,157)		101,313,203
Other assets in excess of liabilities — 0.12%		124,600
Net assets — 100.00%		$101,437,803

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
General Electric Company	5.16%
Wells Fargo & Company	4.75%
Microsoft Corp.	4.63%
American International Group, Inc.	4.58%
Citigroup, Inc.	3.68%
The Goldman Sachs Group, Inc.	3.47%
Oracle Corp.	3.47%
General Motors Company	3.03%
Comcast Corp.	2.57%
Corning, Inc.	2.44%
COMMON STOCKS — 99.80%	Shares Held	Value
COMMUNICATION SERVICES — 7.44% Media — 5.45%
Comcast Corp.	294,700	$13,252,659
Discovery, Inc. (a)	338,000	10,305,620
ViacomCBS, Inc.	108,000	4,532,760
		28,091,039
Wireless Telecommunication Services — 1.99%
Vodafone Group PLC — ADR	529,844	10,241,885
TOTAL COMMUNICATION SERVICES		38,332,924
CONSUMER DISCRETIONARY — 6.27% Auto Components — 2.52%
Adient PLC (a)	191,891	4,077,684
Magna International, Inc.	162,500	8,911,500
		12,989,184
Automobiles — 3.75%
General Motors Company	426,300	15,602,580
Harley-Davidson, Inc.	99,900	3,715,281
		19,317,861
TOTAL CONSUMER DISCRETIONARY		32,307,045
CONSUMER STAPLES — 2.74% Beverages — 0.67%
PepsiCo, Inc.	25,500	3,485,085
Food Products — 0.72%
Mondelez International, Inc.	67,100	3,695,868
Personal Products — 1.35%
Unilever PLC — ADR	121,400	6,940,438
TOTAL CONSUMER STAPLES		14,121,391
ENERGY — 13.02% Energy Equipment & Services — 3.02%
Halliburton Company	122,700	3,002,469
National Oilwell Varco, Inc.	500,900	12,547,545
		15,550,014
	Shares Held	Value
Oil, Gas & Consumable Fuels — 10.00%
Apache Corp.	306,100	$7,833,099
Hess Corp.	152,500	10,188,525
Marathon Oil Corp.	693,100	9,412,298
Marathon Petroleum Corp.	72,393	4,361,678
Murphy Oil Corp.	379,300	10,165,240
Royal Dutch Shell PLC — ADR	161,372	9,517,721
		51,478,561
TOTAL ENERGY		67,028,575
FINANCIALS — 30.07% Banks — 13.19%
Bank of America Corp.	341,549	12,029,356
Citigroup, Inc.	237,288	18,956,938
Citizens Financial Group, Inc.	308,100	12,511,941
Wells Fargo & Company	454,263	24,439,349
		67,937,584
Capital Markets — 5.44%
The Goldman Sachs Group, Inc.	77,800	17,888,554
State Street Corp.	128,200	10,140,620
		28,029,174
Consumer Finance — 3.63%
Capital One Financial Corp.	114,800	11,814,068
Discover Financial Services	80,900	6,861,938
		18,676,006
Diversified Financial Services — 1.50%
AXA Equitable Holdings, Inc.	311,100	7,709,058
Insurance — 6.31%
American International Group, Inc.	459,100	23,565,603
The Travelers Companies, Inc.	65,100	8,915,445
		32,481,048
TOTAL FINANCIALS		154,832,870

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 8.96% Health Care Equipment & Supplies — 3.64%
Koninklijke Philips NV (l)	49,737	$2,427,166
Medtronic PLC	95,100	10,789,095
Zimmer Biomet Holdings, Inc.	36,900	5,523,192
		18,739,453
Health Care Providers & Services — 2.99%
Anthem, Inc.	31,500	9,513,945
UnitedHealth Group, Inc.	20,000	5,879,600
		15,393,545
Pharmaceuticals — 2.33%
GlaxoSmithKline PLC — ADR	167,100	7,852,029
Sanofi — ADR	82,800	4,156,560
		12,008,589
TOTAL HEALTH CARE		46,141,587
INDUSTRIALS — 11.40% Aerospace & Defense — 0.46%
Embraer SA — ADR (a)	123,000	2,397,270
Building Products — 0.86%
Johnson Controls International PLC	108,319	4,409,666
Industrial Conglomerates — 5.16%
General Electric Company	2,379,900	26,559,684
Machinery — 4.92%
CNH Industrial NV	979,900	10,778,900
Cummins, Inc.	65,400	11,703,984
PACCAR, Inc.	36,100	2,855,510
		25,338,394
TOTAL INDUSTRIALS		58,705,014
INFORMATION TECHNOLOGY — 15.05% Communications Equipment — 1.32%
Telefonaktiebolaget LM Ericsson — ADR	772,500	6,782,550
Electronic Equipment, Instruments & Components — 2.44%
Corning, Inc.	431,300	12,555,143
Semiconductors & Semiconductor Equipment — 0.96%
Texas Instruments, Inc.	38,400	4,926,336
Software — 8.09%
Microsoft Corp.	151,100	23,828,470
Oracle Corp.	337,100	17,859,558
		41,688,028
Technology Hardware, Storage & Peripherals — 2.24%
Hewlett Packard Enterprise Company	727,100	11,531,806
TOTAL INFORMATION TECHNOLOGY		77,483,863
	Shares Held	Value
MATERIALS — 1.60% Containers & Packaging — 1.60%
International Paper Company	179,200	$8,252,160
TOTAL MATERIALS		8,252,160
UTILITIES — 3.25% Electric Utilities — 3.25%
PPL Corp.	324,200	11,632,296
The Southern Company	80,500	5,127,850
TOTAL UTILITIES		16,760,146
Total common stocks (Cost $494,678,372)		513,965,575
Total long-term investments (Cost $494,678,372)		513,965,575
COLLATERAL FOR SECURITIES ON LOAN — 0.15% Money Market Funds — 0.15%
Invesco Government & Agency Portfolio — Institutional Class, 1.51%^	755,000	755,000
Total collateral for securities on loan (Cost $755,000)		755,000
SHORT-TERM INVESTMENTS — 0.67%	Principal Amount
Time Deposits — 0.67%
Banco Santander SA, 1.56%, 01/02/2020*	$3,443,771	3,443,771
Total short-term investments (Cost $3,443,771)		3,443,771
Total investments — 100.62% (Cost $498,877,143)		518,164,346
Liabilities in excess of other assets — (0.62)%		(3,174,098)
Net assets — 100.00%		$514,990,248

(a) — Non-income producing security.

(l)   — All or a portion of this security is on loan. The total market value of securities on loan was $736,578. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of December 31, 2019.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Cairn Energy PLC	4.61%
Citizens Financial Group, Inc.	4.25%
Kosmos Energy Ltd.	4.21%
Popular, Inc.	3.48%
The Goodyear Tire & Rubber Company	3.42%
CNO Financial Group, Inc.	3.20%
CIT Group, Inc.	2.95%
Royal Mail PLC	2.92%
Embraer SA	2.76%
Office Depot, Inc.	2.61%
COMMON STOCKS — 97.83%	Shares Held	Value
COMMUNICATION SERVICES — 5.58% Media — 5.58%
Discovery, Inc. (a)	779,100	$23,754,759
The Interpublic Group of Companies, Inc.	308,700	7,130,970
News Corp.	1,068,500	15,108,590
ViacomCBS, Inc.	167,300	7,021,581
TOTAL COMMUNICATION SERVICES		53,015,900
CONSUMER DISCRETIONARY — 14.07% Auto Components — 7.26%
Adient PLC (a)	740,300	15,731,375
The Goodyear Tire & Rubber Company	2,088,600	32,488,173
Magna International, Inc.	380,300	20,855,652
		69,075,200
Automobiles — 0.53%
Harley-Davidson, Inc.	134,800	5,013,212
Household Durables — 1.68%
TRI Pointe Group, Inc. (a)	1,023,700	15,949,246
Specialty Retail — 4.60%
Bed Bath & Beyond, Inc.	1,094,900	18,941,770
Office Depot, Inc.	9,067,050	24,843,717
		43,785,487
TOTAL CONSUMER DISCRETIONARY		133,823,145
CONSUMER STAPLES — 1.85% Food Products — 1.85%
Bunge Ltd.	306,300	17,627,565
TOTAL CONSUMER STAPLES		17,627,565
ENERGY — 18.32% Energy Equipment & Services — 3.80%
Frank's International NV (a)	907,900	4,693,843
Halliburton Company	230,800	5,647,676
National Oilwell Varco, Inc.	204,000	5,110,200
NexTier Oilfield Solutions, Inc. (a)	2,823,565	18,917,886
	Shares Held	Value
Superior Energy Services, Inc. (a)	350,810	$1,757,558
		36,127,163
Oil, Gas & Consumable Fuels — 14.52%
Apache Corp.	891,400	22,810,926
Cairn Energy PLC (a) (v)	16,026,800	43,845,337
Cenovus Energy, Inc.	432,200	4,386,830
Equitrans Midstream Corp.	400,500	5,350,680
Hess Corp.	37,200	2,485,332
Kosmos Energy Ltd.	7,030,120	40,071,684
Murphy Oil Corp.	190,000	5,092,000
Whiting Petroleum Corp. (a) (l)	1,909,025	14,012,243
		138,055,032
TOTAL ENERGY		174,182,195
FINANCIALS — 23.75% Banks — 12.42%
CIT Group, Inc.	614,424	28,036,167
Citizens Financial Group, Inc.	996,000	40,447,560
Fifth Third Bancorp	229,000	7,039,460
First Horizon National Corp.	427,500	7,079,400
KeyCorp	116,500	2,357,960
Popular, Inc.	563,400	33,099,750
		118,060,297
Capital Markets — 1.96%
Evercore, Inc.	89,800	6,713,448
Lazard Ltd.	122,000	4,875,120
State Street Corp.	89,400	7,071,540
		18,660,108
Consumer Finance — 2.24%
Discover Financial Services	137,000	11,620,340
SLM Corp.	1,090,700	9,718,137
		21,338,477

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

	Shares Held	Value
Diversified Financial Services — 1.95%
AXA Equitable Holdings, Inc.	749,400	$18,570,132
Insurance — 5.18%
Alleghany Corp. (a)	5,900	4,717,463
CNO Financial Group, Inc.	1,676,800	30,400,384
Enstar Group Ltd. (a)	68,100	14,087,166
		49,205,013
TOTAL FINANCIALS		225,834,027
HEALTH CARE — 2.38% Health Care Equipment & Supplies — 0.50%
Zimmer Biomet Holdings, Inc.	31,900	4,774,792
Health Care Providers & Services — 1.88%
Centene Corp. (a)	284,100	17,861,367
TOTAL HEALTH CARE		22,636,159
INDUSTRIALS — 14.99% Aerospace & Defense — 2.76%
Embraer SA — ADR (a)	1,348,300	26,278,367
Air Freight & Logistics — 2.92%
Royal Mail PLC (v)	9,216,900	27,719,680
Airlines — 0.57%
JetBlue Airways Corp. (a)	288,900	5,408,208
Construction & Engineering — 2.01%
Fluor Corp.	1,012,700	19,119,776
Machinery — 3.54%
CNH Industrial NV	1,492,900	16,421,900
Navistar International Corp. (a)	594,600	17,207,724
		33,629,624
Road & Rail — 3.19%
AMERCO	62,200	23,376,004
Avis Budget Group, Inc. (a)	216,500	6,979,960
		30,355,964
TOTAL INDUSTRIALS		142,511,619
INFORMATION TECHNOLOGY — 9.87% Communications Equipment — 2.05%
CommScope Holding Company, Inc. (a)	878,000	12,458,820
Telefonaktiebolaget LM Ericsson — ADR	800,800	7,031,024
		19,489,844
Electronic Equipment, Instruments & Components — 5.30%
Arrow Electronics, Inc. (a)	230,400	19,524,096
Avnet, Inc.	225,400	9,565,976
Corning, Inc.	732,500	21,323,075
		50,413,147
Technology Hardware, Storage & Peripherals — 2.52%
Hewlett Packard Enterprise Company	1,506,800	23,897,848
TOTAL INFORMATION TECHNOLOGY		93,800,839
	Shares Held		Value
REAL ESTATE — 1.29% Equity Real Estate Investment Trusts — 1.29%
Colony Capital, Inc.		1,471,700	$6,990,575
The GEO Group, Inc.		316,450	5,256,234
TOTAL REAL ESTATE			12,246,809
UTILITIES — 5.73% Electric Utilities — 1.49%
PPL Corp.		395,900	14,204,892
Independent Power and Renewable Electricity Producers — 4.24%
NRG Energy, Inc.		477,000	18,960,750
Vistra Energy Corp.		929,000	21,357,710
			40,318,460
TOTAL UTILITIES			54,523,352
Total common stocks (Cost $984,692,917)			930,201,610
Total long-term investments (Cost $984,692,917)			930,201,610
COLLATERAL FOR SECURITIES ON LOAN — 0.19%
Money Market Funds — 0.01%
Invesco Government & Agency Portfolio — Institutional Class, 1.51%^		1,790,955	1,790,955
Total collateral for securities on loan (Cost $1,790,955)			1,790,955
SHORT-TERM INVESTMENTS — 2.36%	Principal Amount
Time Deposits — 2.36%
Brown Brothers Harriman & Co., 0.36%, 01/02/2020*	GBP	251	332
Citigroup, Inc., 1.56%, 01/02/2020*		$22,487,176	22,487,176
Total short-term investments (Cost $22,487,483)			22,487,508
Total investments — 100.38% (Cost $1,008,971,355)			954,480,073
Liabilities in excess of other assets — (0.38)%			(3,628,963)
Net assets — 100.00%			$950,851,110

(a) — Non-income producing security.

(l) — All or a portion of this security is on a loan. The total market value of securities on loan was $1,729,956. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $71,565,017, which represented 7.53% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

GBP — British Pound

^ — Rate shown is the 7-day yield as of December 31, 2019.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Enstar Group Ltd.	6.00%
Seritage Growth Properties	5.51%
The Bank of NT Butterfield & Son Ltd.	4.72%
First Hawaiian, Inc.	4.48%
Popular, Inc.	4.33%
Arrow Electronics, Inc.	3.44%
Hanger, Inc.	3.34%
Office Depot, Inc.	3.26%
Frank's International NV	3.20%
Evercore, Inc.	2.99%
COMMON STOCKS — 98.24%	Shares Held	Value
COMMUNICATION SERVICES — 1.57% Media — 1.57%
MDC Partners, Inc. (a) (o)	3,976,000	$11,053,280
TOTAL COMMUNICATION SERVICES		11,053,280
CONSUMER DISCRETIONARY — 7.79% Household Durables — 0.87%
TRI Pointe Group, Inc. (a)	391,600	6,101,128
Specialty Retail — 6.92%
Bed Bath & Beyond, Inc.	309,600	5,356,080
Group 1 Automotive, Inc.	46,500	4,650,000
Office Depot, Inc.	8,361,900	22,911,606
Sonic Automotive, Inc.	508,100	15,751,100
		48,668,786
TOTAL CONSUMER DISCRETIONARY		54,769,914
ENERGY — 10.28% Energy Equipment & Services — 4.58%
Frank's International NV (a)	4,352,400	22,501,908
NexTier Oilfield Solutions, Inc. (a)	1,003,337	6,722,358
Nine Energy Service, Inc. (a)	276,000	2,158,320
Quintana Energy Services, Inc. (a)	277,700	780,337
		32,162,923
Oil, Gas & Consumable Fuels — 5.70%
Altus Midstream Company (a)	2,089,600	5,976,256
Berry Petroleum Corp.	294,300	2,775,249
Cairn Energy PLC (a) (v)	734,400	2,009,136
Equitrans Midstream Corp.	435,700	5,820,952
Kosmos Energy Ltd.	2,095,500	11,944,350
Range Resources Corp. (l)	964,800	4,679,280
Rockhopper Exploration PLC (a)	5,054,700	1,000,308
Talos Energy, Inc. (a)	62,200	1,875,330
Whiting Petroleum Corp. (a) (l)	545,525	4,004,153
		40,085,014
TOTAL ENERGY		72,247,937
	Shares Held	Value
FINANCIALS — 35.59% Banks — 17.65%
Associated Banc-Corp	286,400	$6,312,256
The Bank of NT Butterfield & Son Ltd.	896,000	33,169,920
First Hawaiian, Inc.	1,091,700	31,495,545
First Horizon National Corp.	1,183,931	19,605,897
Investors Bancorp, Inc.	258,000	3,074,070
Popular, Inc.	517,900	30,426,625
		124,084,313
Capital Markets — 5.42%
Brightsphere Investment Group, Inc.	259,400	2,651,068
Evercore, Inc.	281,000	21,007,560
Lazard Ltd.	56,000	2,237,760
Stifel Financial Corp.	200,900	12,184,585
		38,080,973
Consumer Finance — 1.41%
SLM Corp.	1,111,600	9,904,356
Insurance — 10.53%
CNO Financial Group, Inc.	1,123,700	20,372,681
Enstar Group Ltd. (a)	203,879	42,174,410
Global Indemnity Ltd.	388,336	11,506,396
		74,053,487
Thrifts & Mortgage Finance — 0.58%
Luther Burbank Corp.	251,200	2,896,336
TFS Financial Corp.	61,700	1,214,256
		4,110,592
TOTAL FINANCIALS		250,233,721
HEALTH CARE — 3.34% Health Care Providers & Services — 3.34%
Hanger, Inc. (a)	851,300	23,504,393
TOTAL HEALTH CARE		23,504,393

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

	Shares Held	Value
INDUSTRIALS — 17.69% Aerospace & Defense — 2.22%
Embraer SA — ADR (a)	802,000	$15,630,980
Building Products — 4.16%
Armstrong Flooring, Inc. (a)	575,000	2,455,250
Masonite International Corp. (a)	126,700	9,149,007
Resideo Technologies, Inc. (a)	1,479,280	17,647,810
		29,252,067
Commercial Services & Supplies — 0.32%
Quad/Graphics, Inc.	474,700	2,216,849
Construction & Engineering — 3.01%
Fluor Corp.	928,300	17,526,304
Tutor Perini Corp. (a)	280,200	3,603,372
		21,129,676
Machinery — 3.14%
EnPro Industries, Inc.	130,600	8,734,528
Miller Industries, Inc.	233,100	8,655,003
Navistar International Corp. (a)	161,700	4,679,598
		22,069,129
Marine — 2.85%
Matson, Inc.	490,700	20,020,560
Professional Services — 0.70%
Hudson Global, Inc. (a) (o)	218,760	2,614,182
Korn Ferry	54,800	2,323,520
		4,937,702
Trading Companies & Distributors — 1.29%
Rush Enterprises, Inc.	195,400	9,086,100
TOTAL INDUSTRIALS		124,343,063
INFORMATION TECHNOLOGY — 9.60% Communications Equipment — 1.06%
Casa Systems, Inc. (a)	206,500	844,585
CommScope Holding Company, Inc. (a)	466,700	6,622,473
		7,467,058
Electronic Equipment, Instruments & Components — 4.94%
Arrow Electronics, Inc. (a)	285,600	24,201,744
Avnet, Inc.	128,800	5,466,272
Belden, Inc.	91,700	5,043,500
		34,711,516
IT Services — 1.65%
KBR, Inc.	380,200	11,596,100
Semiconductors & Semiconductor Equipment — 1.95%
Diodes, Inc. (a)	243,700	13,737,369
TOTAL INFORMATION TECHNOLOGY		67,512,043
MATERIALS — 0.00% Metals & Mining — 0.00%
Noranda Aluminum Holding Corp. (a) (i) (o)	800,300	2,881
TOTAL MATERIALS		2,881
	Shares Held		Value
REAL ESTATE — 7.58% Equity Real Estate Investment Trusts — 7.58%
Colony Capital, Inc.		1,367,700	$6,496,575
The GEO Group, Inc.		482,844	8,020,039
Seritage Growth Properties (l)		966,900	38,753,352
TOTAL REAL ESTATE			53,269,966
UTILITIES — 4.80% Electric Utilities — 2.51%
Portland General Electric Company		316,200	17,640,798
Multi-Utilities — 2.29%
Avista Corp.		334,400	16,081,296
TOTAL UTILITIES			33,722,094
Total common stocks (Cost $671,173,754)			690,659,292
Total long-term investments (Cost $671,173,754)			690,659,292
COLLATERAL FOR SECURITIES ON LOAN — 1.48%
Money Market Funds — 1.48%
Invesco Government & Agency Portfolio — Institutional Class, 1.51%^		10,420,489	10,420,489
Total collateral for securities on loan (Cost $10,420,489)			10,420,489
SHORT-TERM INVESTMENTS — 1.72%	Principal Amount
Time Deposits — 1.72%
Banco Santander SA, 1.56%, 01/02/2020*		$12,124,744	12,124,744
Brown Brothers Harriman & Co., 0.82%, 01/02/2020*	CAD	115	88
Total short-term investments (Cost $12,124,828)			12,124,832
Total investments — 101.44% (Cost $693,719,072)			713,204,613
Liabilities in excess of other assets — (1.44)%			(10,142,087)
Net assets — 100.00%			$703,062,526

(a) — Non-income producing security.

(i) — Illiquid security. The total market value of these securities was $2,881, which represented 0.00% of net assets.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $10,174,965. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $2,009,136, which represented 0.29% of net assets. See Security Valuation in Note 1 in Notes to Financial Statements.

ADR — American Depositary Receipt

CAD — Canadian Dollar

^ — Rate shown is the 7-day yield as of December 31, 2019.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Bonanza Creek Energy, Inc.	0.47%
Meritor, Inc.	0.45%
National Western Life Group, Inc.	0.45%
W&T Offshore, Inc.	0.44%
Apergy Corp.	0.44%
Diodes, Inc.	0.43%
Super Micro Computer, Inc.	0.43%
Renewable Energy Group, Inc.	0.43%
Blue Bird Corp.	0.43%
SRC Energy, Inc.	0.43%
COMMON STOCKS — 96.22%	Shares Held	Value
COMMUNICATION SERVICES — 1.16% Media — 1.16%
Emerald Expositions Events, Inc.	36,610	$386,236
Entravision Communications Corp.	95,165	249,332
Meredith Corp.	6,995	227,128
MSG Networks, Inc. (a)	31,129	541,644
TEGNA, Inc.	7,967	132,969
TOTAL COMMUNICATION SERVICES		1,537,309
CONSUMER DISCRETIONARY — 13.39% Auto Components — 1.47%
Adient PLC (a)	21,995	467,394
Cooper Tire & Rubber Company	17,359	499,071
The Goodyear Tire & Rubber Company	30,710	477,694
Motorcar Parts of America, Inc. (a)	17,269	380,436
Visteon Corp. (a)	1,400	121,226
		1,945,821
Automobiles — 0.31%
Thor Industries, Inc.	5,500	408,595
Distributors — 0.34%
Funko, Inc. (a)	26,100	447,876
Diversified Consumer Services — 0.08%
Regis Corp. (a)	6,100	109,007
Hotels, Restaurants & Leisure — 0.95%
Brinker International, Inc.	5,770	242,340
Hilton Grand Vacations, Inc. (a)	14,252	490,126
Twin River Worldwide Holdings, Inc.	20,500	525,825
		1,258,291
Household Durables — 3.74%
Century Communities, Inc. (a)	17,696	483,986
Ethan Allen Interiors, Inc.	28,525	543,686
Flexsteel Industries, Inc.	6,314	125,775
Green Brick Partners, Inc. (a)	10,720	123,066
	Shares Held	Value
Hamilton Beach Brands Holding Company	5,000	$95,500
Hooker Furniture Corp.	20,375	523,434
iRobot Corp. (a)	5,200	263,276
La-Z-Boy, Inc.	12,200	384,056
LGI Homes, Inc. (a)	5,013	354,168
M/I Homes, Inc. (a)	3,023	118,955
Meritage Homes Corp. (a)	3,929	240,101
Taylor Morrison Home Corp. (a)	21,810	476,767
TRI Pointe Group, Inc. (a)	24,041	374,559
Tupperware Brands Corp. (a)	33,462	287,104
ZAGG, Inc. (a)	68,179	552,931
		4,947,364
Internet & Catalog Retail — 0.37%
Duluth Holdings, Inc. (a)	9,100	95,823
PetMed Express, Inc.	16,500	388,080
		483,903
Leisure Products — 0.35%
Johnson Outdoors, Inc.	4,900	375,830
Nautilus, Inc. (a)	53,880	94,290
		470,120
Multiline Retail — 0.23%
Big Lots, Inc.	5,800	166,576
Dillard's, Inc.	1,800	132,264
		298,840
Specialty Retail — 4.07%
American Eagle Outfitters, Inc.	25,600	376,320
Asbury Automotive Group, Inc. (a)	2,164	241,914
Bed Bath & Beyond, Inc.	9,014	155,942
Camping World Holdings, Inc.	19,000	280,060
The Children's Place, Inc.	6,500	406,380
Designer Brands, Inc.	25,100	395,074

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Genesco, Inc. (a)	2,600	$124,592
Group 1 Automotive, Inc.	4,628	462,800
Haverty Furniture Companies, Inc.	18,398	370,904
Hibbett Sports, Inc. (a)	14,173	397,411
Lithia Motors, Inc.	2,392	351,624
Office Depot, Inc.	154,716	423,922
Sonic Automotive, Inc.	15,450	478,949
Sportsman's Warehouse Holdings, Inc. (a)	31,352	251,757
Tilly's, Inc.	21,600	264,600
Urban Outfitters, Inc. (a)	9,810	272,424
Zumiez, Inc. (a)	3,500	120,890
		5,375,563
Textiles, Apparel & Luxury Goods — 1.48%
Fossil Group, Inc. (a)	49,200	387,696
G-III Apparel Group Ltd. (a)	12,000	402,000
Movado Group, Inc.	24,462	531,804
Rocky Brands, Inc.	4,500	132,435
Unifi, Inc. (a)	5,200	131,352
Vera Bradley, Inc. (a)	31,800	375,240
		1,960,527
TOTAL CONSUMER DISCRETIONARY		17,705,907
CONSUMER STAPLES — 1.89% Food & Staples Retailing — 0.17%
Village Super Market, Inc.	9,686	224,715
Household Products — 0.28%
Energizer Holdings, Inc.	7,500	376,650
Personal Products — 1.03%
Medifast, Inc.	2,800	306,824
Nu Skin Enterprises, Inc.	12,950	530,691
USANA Health Sciences, Inc. (a)	6,600	518,430
		1,355,945
Tobacco — 0.41%
Universal Corp.	9,600	547,776
TOTAL CONSUMER STAPLES		2,505,086
ENERGY — 11.23% Energy Equipment & Services — 4.10%
Apergy Corp. (a)	17,300	584,393
Cactus, Inc.	11,830	406,006
Frank's International NV (a)	96,820	500,559
Liberty Oilfield Services, Inc.	48,100	534,872
Matrix Service Company (a)	16,800	384,384
Newpark Resources, Inc. (a)	64,340	403,412
NexTier Oilfield Solutions, Inc. (a)	82,308	551,464
Nine Energy Service, Inc. (a)	18,900	147,798
ProPetro Holding Corp. (a)	49,400	555,750
	Shares Held	Value
RPC, Inc.	81,200	$425,488
SEACOR Holdings, Inc. (a)	2,900	125,135
Select Energy Services, Inc. (a)	28,200	261,696
Solaris Oilfield Infrastructure, Inc.	39,000	546,000
		5,426,957
Oil, Gas & Consumable Fuels — 7.13%
Altus Midstream Company (a)	139,600	399,256
Berry Petroleum Corp.	57,270	540,056
Bonanza Creek Energy, Inc. (a)	26,830	626,212
Callon Petroleum Company (a)	86,931	419,877
Centennial Resource Development, Inc. (a)	121,000	559,020
CNX Midstream Partners LP	25,610	421,541
Delek US Holdings, Inc.	11,240	376,877
Earthstone Energy, Inc. (a)	87,087	551,261
Hoegh LNG Partners LP	8,160	127,541
Kosmos Energy Ltd.	95,613	544,994
Magnolia Oil & Gas Corp. (a)	42,200	530,876
Noble Midstream Partners LP	15,840	420,710
Oasis Midstream Partners LP	22,850	379,082
Par Pacific Holdings, Inc. (a)	10,070	234,027
PBF Energy, Inc.	11,940	374,558
Range Resources Corp.	89,500	434,075
Renewable Energy Group, Inc. (a)	21,139	569,696
REX American Resources Corp. (a)	6,178	506,349
SRC Energy, Inc. (a)	136,700	563,204
Talos Energy, Inc. (a)	4,500	135,675
W&T Offshore, Inc. (a)	105,500	586,580
World Fuel Services Corp.	2,844	123,486
		9,424,953
TOTAL ENERGY		14,851,910
FINANCIALS — 33.83% Banks — 19.83%
1st Source Corp.	4,966	257,636
Amalgamated Bank	13,900	270,355
Associated Banc-Corp	23,300	513,532
BankUnited, Inc.	14,010	512,206
Bar Harbor Bankshares	9,816	249,228
Boston Private Financial Holdings, Inc.	43,850	527,516
Bridge Bancorp, Inc.	11,570	387,942
Brookline Bancorp, Inc.	15,566	256,216
Bryn Mawr Bank Corp.	6,380	263,111
Cadence BanCorp	14,900	270,137
Camden National Corp.	5,616	258,673
Carolina Financial Corp.	5,986	258,775
Cathay General Bancorp	13,232	503,478
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
City Holding Company	3,100	$254,045
Community Trust Bancorp, Inc.	8,310	387,578
ConnectOne Bancorp, Inc.	15,400	396,088
CrossFirst Bankshares, Inc. (a)	6,400	92,288
Customers Bancorp, Inc. (a)	21,344	508,201
Dime Community Bancshares, Inc.	24,713	516,255
Eagle Bancorp, Inc.	10,630	516,937
Equity Bancshares, Inc. (a)	16,600	512,442
FB Financial Corp.	3,200	126,688
Financial Institutions, Inc.	7,831	251,375
First BanCorp	47,786	506,054
First Business Financial Services, Inc.	5,035	132,572
First Financial Bancorp	10,150	258,216
First Financial Corp.	8,363	382,356
First Hawaiian, Inc.	17,370	501,125
First Internet Bancorp	11,269	267,188
First Mid Bancshares, Inc.	7,172	252,813
First Midwest Bancorp, Inc.	16,700	385,102
The First of Long Island Corp.	15,380	385,730
Flushing Financial Corp.	22,168	478,940
FNB Corp.	30,370	385,699
Franklin Financial Network, Inc.	11,040	379,003
Fulton Financial Corp.	28,740	500,938
German American Bancorp, Inc.	3,600	128,232
Great Southern Bancorp, Inc.	8,110	513,525
Great Western Bancorp, Inc.	14,296	496,643
Hancock Whitney Corp.	6,000	263,280
Hanmi Financial Corp.	25,167	503,214
HBT Financial, Inc. (a)	5,000	94,950
Heartland Financial USA, Inc.	7,800	387,972
Heritage Financial Corp.	9,100	257,530
Hilltop Holdings, Inc.	14,927	372,130
Home BancShares, Inc.	13,200	259,512
HomeTrust Bancshares, Inc.	4,729	126,879
Hope Bancorp, Inc.	33,683	500,529
Horizon Bancorp, Inc.	6,600	125,400
IBERIABANK Corp.	3,410	255,170
International Bancshares Corp.	8,736	376,260
Investors Bancorp, Inc.	42,264	503,576
Lakeland Bancorp, Inc.	22,320	387,922
Live Oak Bancshares, Inc.	25,755	489,603
Metropolitan Bank Holding Corp. (a)	5,400	260,442
Midland States Bancorp, Inc.	17,713	512,968
MidWestOne Financial Group, Inc.	7,094	257,016
Northrim BanCorp, Inc.	3,344	128,075
	Shares Held	Value
Old National Bancorp	6,874	$125,725
Orrstown Financial Services, Inc.	5,679	128,459
Pacific Premier Bancorp, Inc.	7,670	250,080
Park National Corp.	2,440	249,807
Peapack Gladstone Financial Corp.	16,636	514,052
Peoples Bancorp, Inc.	3,700	128,242
RBB Bancorp	11,232	237,781
Renasant Corp.	7,100	251,482
Republic Bancorp, Inc.	5,510	257,868
Sandy Spring Bancorp, Inc.	13,975	529,372
South Plains Financial, Inc.	6,100	127,307
South State Corp.	1,500	130,125
Southern National Bancorp of Virginia, Inc.	15,406	251,888
Texas Capital Bancshares, Inc. (a)	8,590	487,654
Towne Bank	4,380	121,852
TriCo Bancshares	9,494	387,450
Trustmark Corp.	7,201	248,507
UMB Financial Corp.	3,720	255,341
Umpqua Holdings Corp.	22,030	389,931
Univest Financial Corp.	4,730	126,669
Washington Trust Bancorp, Inc.	4,800	258,192
West Bancorporation, Inc.	5,249	134,532
Wintrust Financial Corp.	7,350	521,115
		26,220,697
Capital Markets — 3.97%
AllianceBernstein Holding LP	8,554	258,844
Artisan Partners Asset Management, Inc.	12,300	397,536
Brightsphere Investment Group, Inc.	25,313	258,699
Cowen, Inc. (a)	24,700	389,025
Evercore, Inc.	3,400	254,184
GAIN Capital Holdings, Inc.	31,030	122,569
GAMCO Investors, Inc.	6,886	134,208
Greenhill & Company, Inc.	22,225	379,603
INTL FCStone, Inc. (a)	6,200	302,746
Legg Mason, Inc.	13,897	499,041
Oppenheimer Holdings, Inc.	8,921	245,149
Sculptor Capital Management, Inc.	11,511	254,393
Victory Capital Holdings, Inc.	22,627	474,488
Virtu Financial, Inc.	15,800	252,642
Virtus Investment Partners, Inc.	3,300	401,676
Waddell & Reed Financial, Inc.	15,018	251,101
Westwood Holdings Group, Inc.	12,380	366,696
		5,242,600

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Consumer Finance — 0.65%
Navient Corp.	35,220	$481,809
SLM Corp.	42,550	379,121
		860,930
Diversified Financial Services — 0.34%
FGL Holdings	41,800	445,170
Insurance — 4.65%
Ambac Financial Group, Inc. (a)	23,887	515,243
American Equity Investment Life Holding Company	12,626	377,896
Argo Group International Holdings Ltd.	3,900	256,425
CNO Financial Group, Inc.	27,186	492,882
Employers Holdings, Inc.	11,835	494,111
Enstar Group Ltd. (a)	1,249	258,368
Global Indemnity Ltd.	9,048	268,092
Horace Mann Educators Corp.	11,114	485,237
MBIA, Inc. (a)	39,876	370,847
National Western Life Group, Inc.	2,035	591,940
ProAssurance Corp.	13,367	483,083
State Auto Financial Corp.	4,200	130,284
Stewart Information Services Corp.	12,201	497,679
Third Point Reinsurance Ltd. (a)	52,278	549,965
United Fire Group, Inc.	8,600	376,078
		6,148,130
Mortgage Real Estate Investment Trusts — 0.65%
Colony Credit Real Estate, Inc.	36,782	484,051
Great Ajax Corp.	25,250	373,953
		858,004
Thrifts & Mortgage Finance — 3.74%
Bridgewater Bancshares, Inc. (a)	9,300	128,154
Capitol Federal Financial, Inc.	9,043	124,160
Federal Agricultural Mortgage Corp.	3,000	250,500
First Defiance Financial Corp.	8,380	263,886
FS Bancorp, Inc.	2,200	140,338
Hingham Institution for Savings	1,310	275,362
HomeStreet, Inc. (a)	15,878	539,853
Luther Burbank Corp.	21,945	253,026
Merchants Bancorp	14,360	283,036
Meridian Bancorp, Inc.	6,270	125,964
Northfield Bancorp, Inc.	22,307	378,327
OceanFirst Financial Corp.	10,310	263,317
Southern Missouri Bancorp, Inc.	3,359	128,851
Sterling Bancorp, Inc.	34,992	283,435
Territorial Bancorp, Inc.	4,032	124,750
TrustCo Bank Corp.	43,564	377,700
Washington Federal, Inc.	13,544	496,388
	Shares Held	Value
Waterstone Financial, Inc.	13,373	$254,488
WSFS Financial Corp.	5,900	259,541
		4,951,076
TOTAL FINANCIALS		44,726,607
HEALTH CARE — 1.79% Health Care Providers & Services — 1.43%
Hanger, Inc. (a)	18,900	521,829
Magellan Health, Inc. (a)	6,506	509,095
MEDNAX, Inc. (a)	18,100	502,999
Patterson Companies, Inc.	17,200	352,256
		1,886,179
Pharmaceuticals — 0.36%
Taro Pharmaceutical Industries Ltd. (a)	5,400	474,822
TOTAL HEALTH CARE		2,361,001
INDUSTRIALS — 17.43% Aerospace & Defense — 1.15%
AAR Corp.	8,450	381,095
Moog, Inc.	1,400	119,462
National Presto Industries, Inc.	5,714	505,060
Vectrus, Inc. (a)	10,155	520,546
		1,526,163
Airlines — 0.49%
Hawaiian Holdings, Inc.	8,310	243,400
Spirit Airlines, Inc. (a)	9,900	399,069
		642,469
Building Products — 1.94%
Apogee Enterprises, Inc.	9,666	314,145
Armstrong Flooring, Inc. (a)	67,695	289,058
Caesarstone Ltd.	32,622	491,614
Insteel Industries, Inc.	22,300	479,227
Masonite International Corp. (a)	6,941	501,209
Resideo Technologies, Inc. (a)	41,500	495,095
		2,570,348
Commercial Services & Supplies — 1.54%
ACCO Brands Corp.	40,309	377,292
Deluxe Corp.	5,065	252,845
Ennis, Inc.	24,717	535,124
Herman Miller, Inc.	2,714	113,038
Interface, Inc.	21,900	363,321
Knoll, Inc.	4,586	115,842
Steelcase, Inc.	13,335	272,834
		2,030,296
Construction & Engineering — 2.08%
Arcosa, Inc.	3,300	147,015
Comfort Systems USA, Inc.	5,100	254,235

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Fluor Corp.	28,900	$545,632
MYR Group, Inc. (a)	11,244	366,442
Primoris Services Corp.	16,473	366,360
Sterling Construction Company, Inc. (a)	17,600	247,808
Tutor Perini Corp. (a)	33,221	427,222
Valmont Industries, Inc.	2,616	391,824
		2,746,538
Electrical Equipment — 1.59%
AZZ, Inc.	8,500	390,575
Encore Wire Corp.	2,166	124,328
EnerSys	6,910	517,076
GrafTech International Ltd.	40,180	466,892
Preformed Line Products Company	3,727	224,924
Thermon Group Holdings, Inc. (a)	14,183	380,104
		2,103,899
Machinery — 4.17%
Astec Industries, Inc.	12,500	525,000
Blue Bird Corp. (a)	24,640	564,749
Commercial Vehicle Group, Inc. (a)	34,430	218,631
EnPro Industries, Inc.	7,660	512,301
Graham Corp.	11,689	255,755
The Greenbrier Companies, Inc.	16,799	544,792
Hillenbrand, Inc.	15,220	506,978
Hyster-Yale Materials Handling, Inc.	3,927	231,536
Kennametal, Inc.	6,700	247,163
Meritor, Inc. (a)	22,813	597,471
Miller Industries, Inc.	7,100	263,623
Mueller Water Products, Inc.	10,700	128,186
Navistar International Corp. (a)	15,936	461,188
Wabash National Corp.	31,482	462,471
		5,519,844
Marine — 0.41%
Matson, Inc.	13,213	539,090
Professional Services — 2.43%
BG Staffing, Inc.	12,060	263,993
GP Strategies Corp. (a)	19,583	259,083
Heidrick & Struggles International, Inc.	11,300	367,250
InnerWorkings, Inc. (a)	51,702	284,878
Kelly Services, Inc.	22,550	509,179
Kforce, Inc.	3,200	127,040
Korn Ferry	12,656	536,615
Resources Connection, Inc.	29,385	479,857
TrueBlue, Inc. (a)	15,900	382,554
		3,210,449
	Shares Held	Value
Road & Rail — 0.67%
Covenant Transportation Group, Inc. (a)	29,250	$378,056
Universal Logistics Holdings, Inc.	20,070	380,528
Werner Enterprises, Inc.	3,460	125,909
		884,493
Trading Companies & Distributors — 0.96%
DXP Enterprises, Inc. (a)	9,200	366,252
Rush Enterprises, Inc.	10,398	483,507
WESCO International, Inc. (a)	7,065	419,590
		1,269,349
TOTAL INDUSTRIALS		23,042,938
INFORMATION TECHNOLOGY — 6.28% Communications Equipment — 0.63%
Casa Systems, Inc. (a)	35,800	146,422
CommScope Holding Company, Inc. (a)	18,100	256,839
Plantronics, Inc.	15,800	431,972
		835,233
Electronic Equipment, Instruments & Components — 3.21%
Anixter International, Inc. (a)	2,868	264,143
AVX Corp.	18,627	381,295
Belden, Inc.	9,300	511,500
ePlus, Inc. (a)	1,500	126,435
Insight Enterprises, Inc. (a)	3,768	264,853
Kimball Electronics, Inc. (a)	21,600	379,080
Methode Electronics, Inc.	6,559	258,097
PC Connection, Inc.	5,506	273,428
Plexus Corp. (a)	4,856	373,621
Sanmina Corp. (a)	15,395	527,124
ScanSource, Inc. (a)	13,353	493,393
Vishay Intertechnology, Inc.	18,426	392,290
		4,245,259
IT Services — 1.12%
Cass Information Systems, Inc.	6,700	386,857
CSG Systems International, Inc.	6,910	357,800
NIC, Inc.	16,473	368,172
Unisys Corp. (a)	31,000	367,660
		1,480,489
Semiconductors & Semiconductor Equipment — 0.51%
Diodes, Inc. (a)	10,179	573,790
NVE Corp.	1,400	99,960
		673,750
Software — 0.38%
Ebix, Inc.	14,880	497,141

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Technology Hardware, Storage & Peripherals — 0.43%
Super Micro Computer, Inc. (a)	23,800	$571,676
TOTAL INFORMATION TECHNOLOGY		8,303,548
MATERIALS — 3.95% Chemicals — 1.85%
American Vanguard Corp.	21,429	417,223
Cabot Corp.	7,760	368,755
FutureFuel Corp.	21,230	263,040
Livent Corp. (a)	42,700	365,085
Minerals Technologies, Inc.	6,694	385,775
PolyOne Corp.	3,990	146,792
Trinseo SA	13,350	496,753
		2,443,423
Containers & Packaging — 0.10%
Silgan Holdings, Inc.	4,100	127,428
Metals & Mining — 1.43%
Century Aluminum Company (a)	49,100	368,987
Cleveland-Cliffs, Inc.	43,140	362,376
Kaiser Aluminum Corp.	2,197	243,625
Schnitzer Steel Industries, Inc.	5,500	119,240
Warrior Met Coal, Inc.	18,800	397,244
Worthington Industries, Inc.	9,450	398,601
		1,890,073
Paper & Forest Products — 0.57%
Domtar Corp.	9,800	374,752
Mercer International, Inc.	30,750	378,225
		752,977
TOTAL MATERIALS		5,213,901
REAL ESTATE — 1.19% Equity Real Estate Investment Trusts — 1.19%
Colony Capital, Inc.	111,172	528,067
Pebblebrook Hotel Trust	19,400	520,114
Seritage Growth Properties	12,938	518,555
TOTAL REAL ESTATE		1,566,736
UTILITIES — 4.08% Electric Utilities — 1.55%
ALLETE, Inc.	6,476	525,657
El Paso Electric Company	7,354	499,263
Otter Tail Corp.	9,800	502,642
PNM Resources, Inc.	10,302	522,414
		2,049,976
Gas Utilities — 1.75%
South Jersey Industries, Inc.	15,844	522,535
Southwest Gas Holdings, Inc.	6,800	516,596
Spire, Inc.	6,393	532,601
	Shares Held	Value
Star Group LP	26,060	$246,528
Suburban Propane Partners LP	22,737	496,803
		2,315,063
Multi-Utilities — 0.78%
Avista Corp.	10,461	503,069
NorthWestern Corp.	7,303	523,407
		1,026,476
TOTAL UTILITIES		5,391,515
Total common stocks (Cost $119,217,621)		127,206,458
Total long-term investments (Cost $119,217,621)		127,206,458
SHORT-TERM INVESTMENTS — 1.36%	Principal Amount
Time Deposits — 1.36%
Banco Santander SA, 1.56%, 01/02/2020*	$1,797,091	1,797,091
Total short-term investments (Cost $1,797,091)		1,797,091
Total investments — 97.58% (Cost $121,014,712)		129,003,549
Other assets in excess of liabilities — 2.42%		3,202,999
Net assets — 100.00%		$132,206,548

(a) — Non-income producing security.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Global Value Fund (Unaudited)

* Based on country of risk

Largest Equity Holdings	Percent of net assets
General Electric Company	5.45%
American International Group, Inc.	4.20%
Wells Fargo & Company	4.05%
Microsoft Corp.	3.72%
BAE Systems PLC	3.03%
Oracle Corp.	2.71%
The Goldman Sachs Group, Inc.	2.48%
Magna International, Inc.	2.41%
Societe Generale SA	2.40%
Tokio Marine Holdings, Inc.	2.39%
COMMON STOCKS — 98.03%	Shares Held	Value
COMMUNICATION SERVICES — 6.12% Media — 4.04%
Discovery, Inc. (a)	26,550	$809,509.00
News Corp.	57,800	817,292
		1,626,801
Wireless Telecommunication Services — 2.08%
Vodafone Group PLC — ADR	43,372	838,381
TOTAL COMMUNICATION SERVICES		2,465,182
CONSUMER DISCRETIONARY — 7.13% Auto Components — 2.86%
Adient PLC (a)	8,531	181,284
Magna International, Inc.	17,711	971,271
		1,152,555
Automobiles — 2.60%
Bayerische Motoren Werke AG (v)	4,697	289,158
General Motors Company	20,745	759,267
		1,048,425
Household Durables — 1.03%
Haseko Corp. (v)	30,700	412,112
Specialty Retail — 0.64%
Kingfisher PLC (v)	89,802	258,518
TOTAL CONSUMER DISCRETIONARY		2,871,610
CONSUMER STAPLES — 4.60% Beverages — 1.54%
Heineken Holding NV (v)	6,387	620,771
Food & Staples Retailing — 0.92%
Tesco PLC (v)	109,314	369,444
Household Products — 0.95%
Henkel AG & Company KGaA (v)	4,100	385,371
Personal Products — 1.19%
Unilever PLC (v)	8,356	478,323
TOTAL CONSUMER STAPLES		1,853,909
	Shares Held	Value
ENERGY — 8.66% Energy Equipment & Services — 3.57%
Frank's International NV (a)	95,316	$492,784
National Oilwell Varco, Inc.	37,669	943,608
		1,436,392
Oil, Gas & Consumable Fuels — 5.09%
Apache Corp.	14,202	363,429
Cairn Energy PLC (a) (v)	172,490	471,890
Cenovus Energy, Inc.	32,900	334,434
Kosmos Energy Ltd.	86,388	492,412
Royal Dutch Shell PLC — ADR	6,600	389,268
		2,051,433
TOTAL ENERGY		3,487,825
FINANCIALS — 29.13% Banks — 16.78%
ABN AMRO Bank NV (r) (v)	23,700	431,966
Barclays PLC (v)	203,576	485,425
BNP Paribas SA (v)	11,556	686,870
Citigroup, Inc.	5,304	423,737
Citizens Financial Group, Inc.	10,800	438,588
Credito Valtellinese SpA (a) (v)	5,110,669	408,418
ING Groep NV (v)	34,656	416,651
Royal Bank of Scotland Group PLC (v)	59,400	190,553
Societe Generale SA (v)	27,693	966,434
UniCredit SpA (v)	46,600	681,154
Wells Fargo & Company	30,330	1,631,754
		6,761,550
Capital Markets — 4.27%
Credit Suisse Group AG (a) (v)	53,164	718,654
The Goldman Sachs Group, Inc.	4,354	1,001,115
		1,719,769

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Global Value Fund (Unaudited)

	Shares Held	Value
Insurance — 8.08%
American International Group, Inc.	32,969	$1,692,299
Tokio Marine Holdings, Inc. (v)	17,200	963,008
Zurich Insurance Group AG (v)	1,471	603,403
		3,258,710
TOTAL FINANCIALS		11,740,029
HEALTH CARE — 5.74% Health Care Equipment & Supplies — 1.44%
Medtronic PLC	5,100	578,595
Health Care Providers & Services — 2.97%
Anthem, Inc.	2,015	608,590
UnitedHealth Group, Inc.	2,000	587,960
		1,196,550
Pharmaceuticals — 1.33%
GlaxoSmithKline PLC — ADR	11,419	536,579
TOTAL HEALTH CARE		2,311,724
INDUSTRIALS — 21.30% Aerospace & Defense — 5.99%
Airbus SE (v)	2,700	396,268
BAE Systems PLC (v)	163,159	1,221,631
Embraer SA — ADR (a)	40,753	794,276
		2,412,175
Air Freight & Logistics — 2.37%
Royal Mail PLC (v)	317,987	956,341
Industrial Conglomerates — 5.45%
General Electric Company	196,772	2,195,976
Machinery — 5.93%
CNH Industrial NV	85,382	939,202
Cummins, Inc.	3,329	595,758
Danieli & C Officine Meccaniche SpA	54,560	618,122
Navistar International Corp. (a)	8,192	237,077
		2,390,159
Road & Rail — 1.56%
AMERCO	1,672	628,371
TOTAL INDUSTRIALS		8,583,022
INFORMATION TECHNOLOGY — 13.18% Communications Equipment — 1.44%
Telefonaktiebolaget LM Ericsson — ADR	66,072	580,112
Electronic Equipment, Instruments & Components — 3.62%
Corning, Inc.	28,373	825,938
Hitachi Ltd. (v)	15,000	632,936
		1,458,874
	Shares Held		Value
Software — 6.43%
Microsoft Corp.		9,513	$1,500,200
Oracle Corp.		20,575	1,090,063
			2,590,263
Technology Hardware, Storage & Peripherals — 1.69%
Hewlett Packard Enterprise Company		43,087	683,360
TOTAL INFORMATION TECHNOLOGY			5,312,609
REAL ESTATE — 2.17% Equity Real Estate Investment Trusts — 2.17%
Seritage Growth Properties		21,843	875,467
TOTAL REAL ESTATE			875,467
Total common stocks (Cost $35,994,348)			39,501,377
Total long-term investments (Cost $35,994,348)			39,501,377
SHORT-TERM INVESTMENTS — 1.65%	Principal Amount
Time Deposits — 1.65%
Banco Santander SA, 1.56%, 01/02/2020*		$665,906	665,906
Brown Brothers Harriman & Co., 0.82%, 01/02/2020*	CAD	1,748	1,346
Brown Brothers Harriman & Co., 0.36%, 01/02/2020*	GBP	2	3
Total short-term investments (Cost $667,255)			667,255
Total investments — 99.68% (Cost $36,661,603)			40,168,632
Other assets in excess of liabilities — 0.32%			127,782
Net assets — 100.00%			$40,296,414

(a) — Non-income producing security.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $431,966, which represented 1.07% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $13,045,299, which represented 32.37% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

CAD — Canadian Dollar

GBP — British Pound

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley International Value Fund (Unaudited)

* Based on country of risk

Largest Equity Holdings	Percent of net assets
BAE Systems PLC	3.94%
Tokio Marine Holdings, Inc.	3.91%
Royal Mail PLC	3.28%
CNH Industrial NV	3.26%
Embraer SA	3.23%
Enstar Group Ltd.	3.12%
Magna International, Inc.	2.92%
Societe Generale SA	2.88%
Frank's International NV	2.86%
Vodafone Group PLC	2.67%
COMMON STOCKS — 99.20%	Shares Held	Value
COMMUNICATION SERVICES — 3.08% Media — 0.41%
RTL Group SA (v)	216	$10,643
Wireless Telecommunication Services — 2.67%
Vodafone Group PLC (v)	35,446	68,814
TOTAL COMMUNICATION SERVICES		79,457
CONSUMER DISCRETIONARY — 7.61% Auto Components — 2.92%
Magna International, Inc.	1,372	75,240
Automobiles — 1.53%
Bayerische Motoren Werke AG (v)	641	39,461
Household Durables — 1.72%
Haseko Corp. (v)	3,300	44,299
Leisure Products — 0.56%
Sega Sammy Holdings, Inc. (v)	1,000	14,480
Specialty Retail — 0.88%
Kingfisher PLC (v)	7,866	22,644
TOTAL CONSUMER DISCRETIONARY		196,124
CONSUMER STAPLES — 8.87% Beverages — 3.04%
Britvic PLC (v)	2,100	25,168
Heineken Holding NV (v)	547	53,165
		78,333
Food & Staples Retailing — 0.97%
Tesco PLC (v)	7,396	24,996
Food Products — 1.38%
Ezaki Glico Company Ltd. (v)	800	35,667
Household Products — 1.82%
Henkel AG & Company KGaA (v)	500	46,996
Personal Products — 1.30%
Unilever PLC (v)	588	33,659
	Shares Held	Value
Tobacco — 0.36%
Scandinavian Tobacco Group (r)	757	$9,233
TOTAL CONSUMER STAPLES		228,884
ENERGY — 11.28% Energy Equipment & Services — 4.20%
Frank's International NV (a)	14,257	73,709
Subsea 7 SA (v)	2,900	34,693
		108,402
Oil, Gas & Consumable Fuels — 7.08%
Cairn Energy PLC (a) (v)	23,436	64,115
Cenovus Energy, Inc.	4,000	40,661
Kosmos Energy Ltd.	5,768	32,877
Royal Dutch Shell PLC (v)	1,527	45,024
		182,677
TOTAL ENERGY		291,079
FINANCIALS — 30.10% Banks — 16.44%
ABN AMRO Bank NV (r) (v)	2,200	40,098
Barclays PLC (v)	21,117	50,353
BNP Paribas SA (v)	1,004	59,676
Credito Valtellinese SpA (a) (v)	620,067	49,553
ING Groep NV (v)	3,267	39,277
Royal Bank of Scotland Group PLC (v)	15,400	49,403
Societe Generale SA (v)	2,131	74,369
UniCredit SpA (v)	4,200	61,391
		424,120
Capital Markets — 2.07%
Credit Suisse Group AG (a) (v)	3,948	53,368
Insurance — 11.59%
Aviva PLC (v)	2,280	12,655
Enstar Group Ltd. (a)	389	80,468
Global Indemnity Ltd.	968	28,682

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley International Value Fund (Unaudited)

	Shares Held	Value
RSA Insurance Group PLC (v)	4,926	$36,920
Tokio Marine Holdings, Inc. (v)	1,800	100,779
Zurich Insurance Group AG (v)	96	39,379
		298,883
TOTAL FINANCIALS		776,371
HEALTH CARE — 8.47% Health Care Equipment & Supplies — 3.38%
Koninklijke Philips NV (v)	948	46,342
Medtronic PLC	360	40,842
		87,184
Pharmaceuticals — 5.09%
Bayer AG (v)	760	61,786
GlaxoSmithKline PLC (v)	2,309	54,255
Sanofi (v)	153	15,365
		131,406
TOTAL HEALTH CARE		218,590
INDUSTRIALS — 21.17% Aerospace & Defense — 9.44%
Airbus SE (v)	400	58,706
BAE Systems PLC (v)	13,575	101,640
Embraer SA — ADR (a)	4,269	83,203
		243,549
Air Freight & Logistics — 3.28%
Royal Mail PLC (v)	28,129	84,598
Construction & Engineering — 0.43%
Bouygues SA (v)	261	11,126
Industrial Conglomerates — 2.13%
Siemens AG (v)	420	54,849
Machinery — 5.66%
CNH Industrial NV (v)	1,759	19,314
CNH Industrial NV	7,653	84,182
Danieli & C Officine Meccaniche SpA	3,747	42,451
		145,947
Professional Services — 0.23%
Hudson Global, Inc. (a)	499	5,963
TOTAL INDUSTRIALS		546,032
INFORMATION TECHNOLOGY — 7.21% Communications Equipment — 2.01%
Telefonaktiebolaget LM Ericsson (v)	5,944	51,938
Electronic Equipment, Instruments & Components — 3.98%
Hitachi Ltd. (v)	1,300	54,854
Nippon Electric Glass Company Ltd. (v)	1,100	24,420
TE Connectivity Ltd.	245	23,481
		102,755
	Shares Held	Value
Semiconductors & Semiconductor Equipment — 1.22%
Taiwan Semiconductor Manufacturing Company Ltd. — ADR	540	$31,374
TOTAL INFORMATION TECHNOLOGY		186,067
MATERIALS — 1.41% Chemicals — 1.41%
Tikkurila Oyj	2,253	36,291
TOTAL MATERIALS		36,291
Total common stocks (Cost $2,448,438)		2,558,895
Total long-term investments (Cost $2,448,438)		2,558,895
SHORT-TERM INVESTMENTS — 1.26%	Principal Amount
Time Deposits — 1.26%
Banco Santander SA, 1.56%, 01/02/2020*	$32,401	32,401
Total short-term investments (Cost $32,401)		32,401
Total investments — 100.46% (Cost $2,480,839)		2,591,296
Liabilities in excess of other assets — (0.46)%		(11,819)
Net assets — 100.00%		$2,579,477

(a) — Non-income producing security.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $49,331, which represented 1.91% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,870,238, which represented 72.50% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

Largest Holdings*	Percent of net assets
Microsoft Corp.	7.04%
General Electric Company	6.69%
Wells Fargo & Company	4.48%
Bank of America Corp.	4.05%
Oracle Corp.	4.02%
Seritage Growth Properties	3.97%
The Goldman Sachs Group, Inc.	3.95%
American International Group, Inc.	3.93%
Morgan Stanley	3.57%
National Oilwell Varco, Inc.	3.43%

* Excluding short-term securities.

COMMON STOCKS — 89.85%	Shares Held	Value
COMMUNICATION SERVICES — 11.55% Interactive Media & Services — 2.11%
Alphabet, Inc. (a)	12,300	$16,474,497
Media — 7.55%
Comcast Corp.	309,600	13,922,712
Discovery, Inc. (a)	428,800	13,074,112
News Corp.	1,677,100	23,714,194
ViacomCBS, Inc.	197,400	8,284,878
		58,995,896
Wireless Telecommunication Services — 1.89%
Vodafone Group PLC — ADR	763,300	14,754,589
TOTAL COMMUNICATION SERVICES		90,224,982
CONSUMER DISCRETIONARY — 3.92% Automobiles — 2.60%
General Motors Company	554,066	20,278,816
Specialty Retail — 1.06%
Office Depot, Inc. (c)	3,029,600	8,301,104
Textiles, Apparel & Luxury Goods — 0.26%
JG Boswell Company	3,401	2,040,600
TOTAL CONSUMER DISCRETIONARY		30,620,520
CONSUMER STAPLES — 1.97% Beverages — 0.51%
PepsiCo, Inc.	29,200	3,990,764
Household Products — 1.46%
Henkel AG & Company KGaA (v)	121,500	11,420,144
TOTAL CONSUMER STAPLES		15,410,908
ENERGY — 12.16% Energy Equipment & Services — 5.04%
Frank's International NV (a)	2,435,300	12,590,501
National Oilwell Varco, Inc.	1,070,300	26,811,015
		39,401,516
	Shares Held	Value
Oil, Gas & Consumable Fuels — 7.12%
Apache Corp.	478,100	$12,234,579
Cairn Energy PLC (a) (v)	6,800,500	18,604,476
Equitrans Midstream Corp.	122,300	1,633,928
Hess Corp.	66,600	4,449,546
Kosmos Energy Ltd.	563,700	3,213,090
Rockhopper Exploration PLC (a)	5,048,100	999,001
Royal Dutch Shell PLC — ADR	246,000	14,509,080
		55,643,700
TOTAL ENERGY		95,045,216
FINANCIALS — 24.88% Banks — 10.52%
Bank of America Corp. (c)	897,600	31,613,472
Citigroup, Inc. (c)	194,800	15,562,572
Wells Fargo & Company	650,900	35,018,420
		82,194,464
Capital Markets — 9.37%
The Goldman Sachs Group, Inc.	134,400	30,902,592
Morgan Stanley	545,700	27,896,184
Motors Liquidation Company GUC Trust (a) (i) (o)	1,623,100	14,364,435
		73,163,211
Insurance — 4.99%
American International Group, Inc. (c)	598,600	30,726,138
Enstar Group Ltd. (a)	25,100	5,192,186
Global Indemnity Ltd.	104,400	3,093,372
		39,011,696
TOTAL FINANCIALS		194,369,371
HEALTH CARE — 1.18% Health Care Equipment & Supplies — 1.18%
Medtronic PLC	81,200	9,212,140
TOTAL HEALTH CARE		9,212,140

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

	Shares Held	Value
INDUSTRIALS — 14.08% Air Freight & Logistics — 3.16%
Royal Mail PLC (c) (v)	8,211,500	$24,695,955
Industrial Conglomerates — 6.70%
General Electric Company	4,687,500	52,312,500
Machinery — 0.83%
Danieli & C Officine Meccaniche SpA (c)	572,600	6,487,112
Professional Services — 0.07%
Hudson Global, Inc. (a)	48,170	575,631
Road & Rail — 3.32%
AMERCO	69,000	25,931,580
TOTAL INDUSTRIALS		110,002,778
INFORMATION TECHNOLOGY — 14.09% Electronic Equipment, Instruments & Components — 1.61%
Corning, Inc.	432,300	12,584,253
Software — 11.06%
Microsoft Corp. (c)	349,100	55,053,070
Oracle Corp. (c)	592,800	31,406,544
		86,459,614
Technology Hardware, Storage & Peripherals — 1.42%
Hewlett Packard Enterprise Company	697,500	11,062,350
TOTAL INFORMATION TECHNOLOGY		110,106,217
MATERIALS — 1.51% Chemicals — 1.23%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)	32,422	9,602,748
Metals & Mining — 0.28%
American Zinc Recycling LLC (Acquired 07/24/2014 — 12/10/2019, Cost $7,951,436) (a) (f) (i) (m) (u)	7,042	2,228,253
TOTAL MATERIALS		11,831,001
REAL ESTATE — 4.51% Equity Real Estate Investment Trusts — 3.97%
Seritage Growth Properties (l)	773,100	30,985,848
Real Estate Management & Development — 0.54%
Maui Land & Pineapple Company, Inc. (a)	377,300	4,244,625
TOTAL REAL ESTATE		35,230,473
Total common stocks (Cost $633,982,677)		702,053,606
PREFERRED STOCKS — 0.39%
FINANCIALS — 0.39% Thrifts & Mortgage Finance — 0.39%
Federal Home Loan Mortgage Corp. — Series K (a)	33,900	657,491
Federal Home Loan Mortgage Corp. — Series N (a) (i)	118,600	2,074,314
	Shares Held	Value
Federal Home Loan Mortgage Corp. — Series S (a)	18,700	$329,120
TOTAL FINANCIALS		3,060,925
Total preferred stocks (Cost $274,262)		3,060,925
CORPORATE BONDS — 3.60%	Principal Amount
CONSUMER DISCRETIONARY — 1.55% Multiline Retail — 1.55%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	$14,080,000	12,108,659
TOTAL CONSUMER DISCRETIONARY		12,108,659
INDUSTRIALS — 1.58% Industrial Conglomerates — 1.58%
General Electric Company 5.000% (Fixed until 01/21/2021, then 3 Month LIBOR USD + 3.330%), Perpetual	12,605,000	12,365,253
TOTAL INDUSTRIALS		12,365,253
REAL ESTATE — 0.47% Equity Real Estate Investment Trusts — 0.47%
The GEO Group, Inc. 5.875%, 10/15/2024	4,030,000	3,668,973
TOTAL REAL ESTATE		3,668,973
Total corporate bonds (Cost $25,853,100)		28,142,885
TERM LOANS — 3.51%
CONSUMER DISCRETIONARY — 1.74% Specialty Retail — 1.74%
Ascena Retail Group, Inc. 6.250% (1 Month LIBOR USD + 4.500%), 08/21/2022 (Acquired 07/10/2019 — 11/04/2019, Cost $13,126,661) (b) (m)	19,870,000	13,610,950
TOTAL CONSUMER DISCRETIONARY		13,610,950
ENERGY — 1.35% Energy Equipment & Services — 1.35%
McDermott Technology Americas, Inc. TBD, 10/21/2021 (Acquired 11/13/2019 — 11/20/2019, Cost $5,632,115) (e) (m)	5,500,000	5,808,750
TBD, 05/12/2025 (Acquired 11/05/2019 — 11/06/2019, Cost $4,535,958) (e) (m)	7,979,695	4,739,939
TOTAL ENERGY		10,548,689
MATERIALS — 0.42% Chemicals — 0.42%
Iracore International Holdings, Inc. 11.250% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $3,272,683) (b) (f) (m) (u)	3,272,683	3,272,683
TOTAL MATERIALS		3,272,683
Total term loans (Cost $26,567,417)		27,432,322

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

PURCHASED PUT OPTIONS — 0.91%	Contracts (100 shares per contract)	Notional Amount	Value
CONSUMER DISCRETIONARY — 0.85% Automobiles — 0.85%
Tesla, Inc. (a) Expiration: June 2020, Exercise Price: $270.00	50	$2,091,650	$38,950
Expiration: January 2021, Exercise Price: $300.00	50	2,091,650	136,350
Expiration: January 2021, Exercise Price: $450.00	210	8,784,930	2,051,280
Expiration: January 2021, Exercise Price: $500.00	355	14,850,715	4,383,185
TOTAL CONSUMER DISCRETIONARY			6,609,765
INVESTMENT COMPANIES — 0.06% Exchange Traded Funds — 0.06%
iShares China Large-Cap ETF (a) Expiration: January 2020, Exercise Price: $40.00	3,000	13,089,000	12,000
Expiration: January 2021, Exercise Price: $40.00	2,100	9,162,300	452,550
TOTAL INVESTMENT COMPANIES			464,550
Total purchased put options (Cost $15,513,397)			7,074,315
WARRANTS — 0.15%		Shares Held
ENERGY — 0.00% Oil, Gas & Consumable Fuels — 0.00%
Lonestar Resources America, Inc. (Acquired 09/30/2016, Cost $339,200) (a) (f) (i) (m) Expiration: December 2021, Exercise Price: $5.00		80,000	0
TOTAL ENERGY			0
FINANCIALS — 0.15% Insurance — 0.15%
American International Group, Inc. (a) Expiration: January 2021, Exercise Price: $42.94		117,400	1,206,872
TOTAL FINANCIALS			1,206,872
Total warrants (Cost $1,226,559)			1,206,872
Total long-term investments (Cost $703,417,412)			768,970,925
COLLATERAL FOR SECURITIES ON LOAN — 1.93%
Money Market Funds — 1.93%

Invesco Government & Agency Portfolio — Institutional Class, 1.51%^	15,057,125	15,057,125
Total collateral for securities on loan (Cost $15,057,125)		15,057,125
SHORT-TERM INVESTMENTS — 2.94%	Principal Amount		Value
Time Deposits — 2.94%
Banco Bilbao Vizcaya Argentaria SA, 1.56%, 01/02/2020*		$22,964,944	$22,964,944
Brown Brothers Harriman & Co., 0.32%, 01/02/2020*	AUD	41	29
Brown Brothers Harriman & Co., 0.82%, 01/02/2020* CAD		96	74
Brown Brothers Harriman & Co., 0.36%, 01/02/2020* GBP		142	187
Total short-term investments (Cost $22,965,220)			22,965,234
Total investments — 103.28% (Cost $741,439,757)			806,993,284
Liabilities in excess of other assets — (3.28)%			(25,594,233)
Net assets — 100.00%			$781,399,051

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2019.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities, futures contracts, purchased put options and/or unfunded loan commitments.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $15,103,684, which represented 1.93% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $28,269,750, which represented 3.62% of net assets.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $14,754,135. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $39,263,323, which represented 5.02% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $12,108,659, which represented 1.55% of net assets.

(u) — Value determined using significant unobservable inputs.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $54,720,575, which represented 7.00% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

GBP — British Pound

LIBOR — London Interbank Offered Rate

TBD — To be determined.

USD — United States Dollar

^ — Rate shown is the 7-day yield as of December 31, 2019.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

Schedule of Futures Contracts — December 31, 2019

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

Description	Number of Contracts Purchased (Sold)	Expiration	Notional Amount	Value/Unrealized Appreciation (Depreciation)
British Pound Currency Futures	(150)	March 2020	$(12,461,250)	$79,070

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Capital Income Fund (Unaudited)

Largest Issuers	Percent of net assets
General Electric Company	3.29%
American International Group, Inc.	2.37%
Wells Fargo & Company	2.35%
Office Depot, Inc.	2.02%
The Goldman Sachs Group, Inc.	1.96%
Seritage Growth Properties	1.90%
American Zinc Recycling LLC	1.82%
Royal Mail PLC	1.78%
BAE Systems PLC	1.77%
Magna International, Inc.	1.66%
COMMON STOCKS — 60.69%	Shares Held	Value
COMMUNICATION SERVICES — 3.60% Media — 2.31%
Discovery, Inc. (a)	11,303	$344,628
MDC Partners, Inc. (a)	43,037	119,643
ViacomCBS, Inc.	1,312	55,065
		519,336
Wireless Telecommunication Services — 1.29%
Vodafone Group PLC — ADR (c)	14,993	289,815
TOTAL COMMUNICATION SERVICES		809,151
CONSUMER DISCRETIONARY — 7.09% Auto Components — 2.06%
Adient PLC (a)	4,232	89,930
Magna International, Inc.	6,797	372,747
		462,677
Automobiles — 1.42%
General Motors Company	8,744	320,030
General Motors Company — Escrow (Acquired 12/31/2010, Cost $0) (a) (f) (i) (m) (u)	4,600	0
		320,030
Specialty Retail — 2.48%
Bed Bath & Beyond, Inc.	5,375	92,988
Kingfisher PLC — ADR	11,333	64,938
Office Depot, Inc.	145,306	398,139
		556,065
Textiles, Apparel & Luxury Goods — 1.13%
Quiksilver, Inc. (Acquired 07/11/2013 — 05/12/2016, Cost $351,163) (a) (f) (i) (m) (u)	6,960	253,274
TOTAL CONSUMER DISCRETIONARY		1,592,046
CONSUMER STAPLES — 0.33% Food & Staples Retailing — 0.33%
Tesco PLC — ADR	7,394	74,517
TOTAL CONSUMER STAPLES		74,517
	Shares Held	Value
ENERGY — 6.41% Energy Equipment & Services — 1.46%
Fieldwood Energy, Inc. (Acquired 05/03/2018, Cost $34,085) (a) (i) (m)	1,461	$29,220
Fieldwood Energy, Inc. (a) (i)	395	7,900
Frank's International NV (a)	13,089	67,670
NexTier Oilfield Solutions, Inc. (a)	20,508	137,403
Nine Energy Service, Inc. (a)	2,229	17,431
Quintana Energy Services, Inc. (a)	24,095	67,707
		327,331
Oil, Gas & Consumable Fuels — 4.95%
Apache Corp.	5,920	151,493
Bellatrix Exploration Ltd. (a) (f) (i) (u)	1,767	2
Cairn Energy PLC — ADR (a)	60,486	331,462
Cenovus Energy, Inc.	6,980	70,847
Equitrans Midstream Corp.	3,700	49,432
Kosmos Energy Ltd.	42,306	241,144
Murphy Oil Corp.	2,467	66,116
PetroQuest Energy, Inc. (a) (i)	4,513	0
Rockhopper Exploration PLC (a)	104,917	20,763
Warren Resources, Inc. (Acquired 11/23/2016, Cost $2,157) (a) (f) (i) (m) (u)	1,559	16
Whiting Petroleum Corp. (a)	24,681	181,159
		1,112,434
TOTAL ENERGY		1,439,765
FINANCIALS — 20.25% Banks — 10.39%
ABN AMRO Bank NV — ADR (a)	3,690	66,973
Bank of America Corp.	4,579	161,272
Barclays PLC — ADR	19,249	183,250
BNP Paribas SA — ADR	3,477	103,232
Citigroup, Inc.	4,493	358,946

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Shares Held	Value
Citizens Financial Group, Inc.	5,854	$237,731
Credito Valtellinese SpA (a) (v)	2,353,689	188,094
Popular, Inc.	2,972	174,605
Societe Generale SA — ADR	38,161	266,593
UniCredit SpA — ADR	8,880	64,380
Wells Fargo & Company	9,800	527,239
		2,332,315
Capital Markets — 5.38%
Credit Suisse Group AG — ADR (a)	10,570	142,167
Fifth Street Asset Management, Inc. (a) (i)	176,631	294,974
The Goldman Sachs Group, Inc.	1,915	440,315
Motors Liquidation Company GUC Trust (a)	37,448	331,415
		1,208,871
Consumer Finance — 0.62%
Capital One Financial Corp.	1,361	140,061
Insurance — 3.86%
American International Group, Inc. (c)	10,385	533,063
Global Indemnity Ltd.	1,897	56,208
Tokio Marine Holdings, Inc. — ADR	3,264	181,935
Zurich Insurance Group AG — ADR	2,303	94,423
		865,629
TOTAL FINANCIALS		4,546,876
HEALTH CARE — 1.65% Health Care Equipment & Supplies — 0.57%
Medtronic PLC	1,130	128,199
Health Care Providers & Services — 0.47%
Anthem, Inc.	350	105,711
Pharmaceuticals — 0.61%
GlaxoSmithKline PLC — ADR	2,888	135,706
TOTAL HEALTH CARE		369,616
INDUSTRIALS — 11.30% Aerospace & Defense — 2.24%
BAE Systems PLC — ADR	13,121	397,304
Embraer SA — ADR (a)	5,413	105,499
		502,803
Air Freight & Logistics — 1.78%
Royal Mail PLC — ADR	67,092	399,533
Commercial Services & Supplies — 0.24%
Quad/Graphics, Inc.	11,478	53,602
Construction & Engineering — 0.46%
Fluor Corp.	3,490	65,891
Tutor Perini Corp. (a)	3,020	38,837
		104,728
Industrial Conglomerates — 2.70%
General Electric Company	54,325	606,268
	Shares Held	Value
Machinery — 2.33%
CNH Industrial NV	17,040	$187,440
Cummins, Inc.	766	137,083
Danieli & C Officine Meccaniche SpA — ADR	17,635	198,306
		522,829
Marine — 0.30%
Matson, Inc.	1,635	66,708
Professional Services — 0.27%
Hudson Global, Inc. (a)	5,156	61,614
Road & Rail — 0.44%
AMERCO	265	99,592
Trading Companies & Distributors — 0.54%
RA Parent, Inc. (Acquired 12/23/2014 — 01/18/2018, Cost $192,714) (a) (f) (i) (m) (u)	3	120,748
TOTAL INDUSTRIALS		2,538,425
INFORMATION TECHNOLOGY — 5.85% Communications Equipment — 0.60%
Telefonaktiebolaget LM Ericsson — ADR	15,246	133,860
Electronic Equipment, Instruments & Components — 1.13%
Corning, Inc. (c)	8,734	254,247
IT Services — 0.28%
KBR, Inc.	2,060	62,830
Software — 2.66%
Microsoft Corp. (c)	1,995	314,611
Oracle Corp.	5,339	282,860
		597,471
Technology Hardware, Storage & Peripherals — 1.18%
Hewlett Packard Enterprise Company	16,753	265,703
TOTAL INFORMATION TECHNOLOGY		1,314,111
MATERIALS — 2.31% Chemicals — 0.49%
Hexion Holdings Corp. (a)	2,489	29,992
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $57,250) (a) (f) (i) (m) (u)	269	79,673
		109,665
Metals & Mining — 1.82%
American Zinc Recycling LLC (Acquired 07/19/2012 — 12/10/2019, Cost $486,956) (a) (f) (i) (m) (u)	1,292	408,741
TOTAL MATERIALS		518,406
REAL ESTATE — 1.90% Equity Real Estate Investment Trusts — 1.90%
Seritage Growth Properties	10,649	426,812
TOTAL REAL ESTATE		426,812
Total common stocks (Cost $13,175,302)		13,629,725

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Capital Income Fund (Unaudited)

PREFERRED STOCKS — 0.00%	Shares Held	Value
CONSUMER STAPLES — 0.00% Food Products — 0.00%
Pinnacle Agriculture Enterprises LLC (Acquired 03/10/2017, Cost $69,351) (a) (f) (i) (m) (u)	94,387	$0
TOTAL CONSUMER STAPLES		0
Total preferred stocks (Cost $69,351)		0
CONVERTIBLE BONDS — 0.35%	Principal Amount
REAL ESTATE — 0.35% Equity Real Estate Investment Trusts — 0.35%
Colony Capital, Inc. 3.875%, 01/15/2021	$80,000	79,000
TOTAL REAL ESTATE		79,000
Total convertible bonds (Cost $77,873)		79,000
CORPORATE BONDS — 32.50%
COMMUNICATION SERVICES — 2.82% Media — 2.67%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 06/01/2029 (r)	90,000	96,241
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	58,000	57,348
8.375%, 08/15/2022 (r)	38,000	31,077
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	82,000	74,415
Meredith Corp. 6.875%, 02/01/2026	61,000	63,595
Salem Media Group, Inc. 6.750%, 06/01/2024 (r)	103,000	95,275
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	81,000	82,451
Virgin Media Secured Finance PLC 5.500%, 05/15/2029 (r)	50,000	53,030
Ziggo BV 4.875%, 01/15/2030 (r)	45,000	46,558
		599,990
Wireless Telecommunication Services — 0.15%
Telesat Canada / Telesat LLC 6.500%, 10/15/2027 (r)	33,000	34,464
TOTAL COMMUNICATION SERVICES		634,454
CONSUMER DISCRETIONARY — 5.89% Auto Components — 1.04%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	69,000	61,757
Adient US LLC 7.000%, 05/15/2026 (r)	35,000	38,216
Delphi Technologies PLC 5.000%, 10/01/2025 (r)	73,000	67,707
	Principal Amount	Value
The Goodyear Tire & Rubber Company 4.875%, 03/15/2027	$63,000	$65,321
		233,001
Hotels, Restaurants & Leisure — 2.48%
Boyd Gaming Corp. 6.000%, 08/15/2026	57,000	61,366
International Game Technology PLC 6.250%, 01/15/2027 (r)	5,000	5,634
Jacobs Entertainment, Inc. 7.875%, 02/01/2024 (r)	71,000	75,467
MGM China Holdings Ltd. 5.875%, 05/15/2026 (r)	45,000	47,784
National CineMedia LLC 5.750%, 08/15/2026	75,000	73,526
5.875%, 04/15/2028 (r)	15,000	15,980
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	85,000	90,071
Twin River Worldwide Holdings, Inc. 6.750%, 06/01/2027 (r)	65,000	68,110
Wyndham Destinations, Inc. 4.625%, 03/01/2030 (r)	23,000	23,101
Wynn Macau Ltd. 5.500%, 10/01/2027 (r)	69,000	71,920
Yum! Brands, Inc. 4.750%, 01/15/2030 (r)	23,000	24,135
		557,094
Household Durables — 0.94%
TopBuild Corp. 5.625%, 05/01/2026 (r)	65,000	68,110
TRI Pointe Group, Inc. 5.250%, 06/01/2027	64,000	67,062
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/2023	76,000	76,317
		211,489
Leisure Products — 0.23%
Vista Outdoor, Inc. 5.875%, 10/01/2023	55,000	52,807
Multiline Retail — 0.41%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	106,000	91,159
Specialty Retail — 0.52%
Liberty Interactive LLC 8.250%, 02/01/2030	70,000	69,255
Parkland Fuel Corp. 5.875%, 07/15/2027 (r)	45,000	48,233
		117,488
Textiles, Apparel & Luxury Goods — 0.27%
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.500%, 05/01/2025 (r)	75,000	60,219
TOTAL CONSUMER DISCRETIONARY		1,323,257

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
CONSUMER STAPLES — 0.56% Food Products — 0.34%
Pinnacle Operating Corp. 9.000%, 05/15/2023 (f) (i) (r) (u)	$135,499	$77,235
Household Products — 0.22%
Energizer Holdings, Inc. 6.375%, 07/15/2026 (r)	46,000	49,075
TOTAL CONSUMER STAPLES		126,310
ENERGY — 6.03% Energy Equipment & Services — 2.75%
Apergy Corp. 6.375%, 05/01/2026	75,000	79,339
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/2025	77,000	76,069
Jonah Energy LLC / Jonah Energy Finance Corp. 7.250%, 10/15/2025 (i) (r)	94,000	27,965
Moss Creek Resources Holdings, Inc. 7.500%, 01/15/2026 (r)	103,000	78,573
Nine Energy Service, Inc. 8.750%, 11/01/2023 (r)	80,000	65,060
SESI LLC 7.750%, 09/15/2024	80,000	53,433
Shelf Drilling Holdings Ltd. 8.250%, 02/15/2025 (r)	94,000	89,769
Transocean Poseidon Ltd. 6.875%, 02/01/2027 (r)	30,000	31,870
Transocean, Inc. 9.000%, 07/15/2023 (r)	51,000	53,975
Ultra Resources, Inc. 7.125%, 04/15/2025 (i) (r)	131,000	9,170
Unit Corp. 6.625%, 05/15/2021	95,000	52,464
		617,687
Oil, Gas & Consumable Fuels — 3.28%
American Midstream Partners LP / American Midstream Finance Corp. 9.500%, 12/15/2021 (r)	86,000	81,089
Bellatrix Exploration Ltd. 8.500%, 09/11/2023 (f) (i) (u)	60,000	54,000
3.000% Cash and 9.500% PIK, 12/15/2023 (f) (i) (p) (u)	65,000	16,250
Callon Petroleum Company 6.375%, 07/01/2026	69,000	70,204
Enviva Partners LP / Enviva Partners Finance Corp. 6.500%, 01/15/2026 (r)	65,000	69,753
GasLog Ltd. 8.875%, 03/22/2022	58,000	59,831
HighPoint Operating Corp. 8.750%, 06/15/2025	94,000	86,010
Lonestar Resources America, Inc. 11.250%, 01/01/2023 (r)	76,000	52,250
PBF Holding Company LLC / PBF Finance Corp. 7.250%, 06/15/2025	59,000	63,106
	Principal Amount	Value
PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 05/15/2023	$52,000	$53,689
PetroQuest Energy, Inc. 10.000% PIK, 02/15/2024 (f) (p) (u)	42,679	6,402
Rockpoint Gas Storage Canada Ltd. 7.000%, 03/31/2023 (r)	95,000	93,615
Whiting Petroleum Corp. 6.625%, 01/15/2026	45,000	30,780
		736,979
TOTAL ENERGY		1,354,666
FINANCIALS — 1.18% Banks — 0.86%
BNP Paribas SA 6.625% (Fixed until 03/24/2024, then 5 Year Swap Rate USD + 4.149%), Perpetual (r)	60,000	64,843
Park Aerospace Holdings Ltd. 5.250%, 08/15/2022 (r)	45,000	48,070
Societe Generale SA 7.375% (Fixed until 09/12/2021, then 5 Year Swap Rate USD + 6.238%), Perpetual (r)	75,000	79,632
		192,545
Consumer Finance — 0.24%
Credit Acceptance Corp. 6.625%, 03/15/2026 (r)	50,000	54,181
Insurance — 0.08%
CNO Financial Group, Inc. 5.250%, 05/30/2029	16,000	17,906
TOTAL FINANCIALS		264,632
HEALTH CARE — 2.96% Health Care Providers & Services — 2.05%
CHS / Community Health Systems, Inc. 8.000%, 03/15/2026 (r)	90,000	92,869
8.000%, 12/15/2027 (r)	10,000	10,125
6.875%, 04/01/2028 (r)	25,000	14,343
DaVita, Inc. 5.000%, 05/01/2025	66,000	68,035
HCA, Inc. 5.875%, 02/01/2029	140,000	162,050
Tenet Healthcare Corp. 6.250%, 02/01/2027 (r)	50,000	53,875
5.125%, 11/01/2027 (r)	55,000	58,163
		459,460
Pharmaceuticals — 0.91%
Bausch Health Companies, Inc. 5.000%, 01/30/2028 (r)	10,000	10,289
7.250%, 05/30/2029 (r)	71,000	81,248
5.250%, 01/30/2030 (r)	10,000	10,395
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 07/15/2023 (r)	88,000	63,799
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.625%, 10/15/2023 (i) (r)	$100,000	$38,292
		204,023
TOTAL HEALTH CARE		663,483
INDUSTRIALS — 6.65% Aerospace & Defense — 0.57%
F-Brasile SpA / F-Brasile US LLC 7.375%, 08/15/2026 (r)	55,000	58,300
TransDigm, Inc. 6.250%, 03/15/2026 (r)	65,000	70,491
		128,791
Air Freight & Logistics — 0.25%
XPO Logistics, Inc. 6.750%, 08/15/2024 (r)	51,000	55,510
Building Products — 1.37%
Ashton Woods USA LLC / Ashton Woods Finance Company 6.750%, 08/01/2025 (r)	70,000	71,779
Builders FirstSource, Inc. 6.750%, 06/01/2027 (r)	55,000	60,450
Masonite International Corp. 5.750%, 09/15/2026 (r)	55,000	58,594
Resideo Funding, Inc. 6.125%, 11/01/2026 (r)	40,000	40,401
Standard Industries, Inc. 6.000%, 10/15/2025 (r)	73,000	76,924
		308,148
Commercial Services & Supplies — 1.55%
Aptim Corp. 7.750%, 06/15/2025 (r)	105,000	63,306
Ashtead Capital, Inc. 4.250%, 11/01/2029 (r)	50,000	51,188
Herc Holdings, Inc. 5.500%, 07/15/2027 (r)	63,000	66,467
LSC Communications, Inc. 8.750%, 10/15/2023 (r)	47,000	25,517
Matthews International Corp. 5.250%, 12/01/2025 (r)	76,000	76,221
Vizient, Inc. 6.250%, 05/15/2027 (r)	60,000	64,371
		347,070
Construction & Engineering — 0.22%
Tutor Perini Corp. 6.875%, 05/01/2025 (r)	51,000	49,343
Industrial Conglomerates — 0.59%
General Electric Company 5.000% (Fixed until 01/21/2021, then 3 Month LIBOR USD + 3.330%), Perpetual	135,000	132,432
	Principal Amount	Value
Machinery — 1.84%
Cleaver-Brooks, Inc. 7.875%, 03/01/2023 (r)	$60,000	$60,025
EnPro Industries, Inc. 5.750%, 10/15/2026	60,000	64,071
Meritor, Inc. 6.250%, 02/15/2024	52,000	53,436
Navistar International Corp. 6.625%, 11/01/2025 (r)	78,000	79,625
Stevens Holding Company, Inc. 6.125%, 10/01/2026 (r)	80,000	87,628
Titan International, Inc. 6.500%, 11/30/2023	80,000	68,633
		413,418
Trading Companies & Distributors — 0.26%
Beacon Roofing Supply, Inc. 4.875%, 11/01/2025 (r)	59,000	59,418
TOTAL INDUSTRIALS		1,494,130
INFORMATION TECHNOLOGY — 1.97% Communications Equipment — 0.53%
CommScope Technologies LLC 6.000%, 06/15/2025 (r)	76,000	76,275
CommScope, Inc. 6.000%, 03/01/2026 (r)	40,000	42,625
		118,900
Electronic Equipment, Instruments & Components — 0.29%
Ingram Micro, Inc. 5.450%, 12/15/2024	63,000	66,182
Semiconductors & Semiconductor Equipment — 0.39%
Qorvo, Inc. 5.500%, 07/15/2026	71,000	75,748
4.375%, 10/15/2029 (r)	12,000	12,593
		88,341
Software — 0.52%
Fair Isaac Corp. 4.000%, 06/15/2028 (r)	8,000	8,080
j2 Cloud Services LLC / j2 Cloud Co-Obligor, Inc. 6.000%, 07/15/2025 (r)	45,000	47,794
Nuance Communications, Inc. 5.625%, 12/15/2026	56,000	59,811
		115,685
Technology Hardware, Storage & Peripherals — 0.24%
NCR Corp. 6.125%, 09/01/2029 (r)	50,000	54,349
TOTAL INFORMATION TECHNOLOGY		443,457
MATERIALS — 3.68% Chemicals — 1.42%
Atotech Alpha 3 BV / Alpha US Bidco, Inc. 6.250%, 02/01/2025 (r)	73,000	75,190

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
The Chemours Company 7.000%, 05/15/2025	$45,000	$45,431
Element Solutions, Inc. 5.875%, 12/01/2025 (r)	61,000	63,973
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	134,000	101,226
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.375%, 09/01/2025 (r)	32,000	32,080
		317,900
Containers & Packaging — 0.28%
Plastipak Holdings, Inc. 6.250%, 10/15/2025 (r)	74,000	64,007
Metals & Mining — 0.90%
Allegheny Technologies, Inc. 5.875%, 12/01/2027	50,000	52,525
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023 (r)	69,000	70,466
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (r)	81,000	78,927
		201,918
Paper & Forest Products — 1.08%
Boise Cascade Company 5.625%, 09/01/2024 (r)	65,000	67,789
Mercer International, Inc. 7.375%, 01/15/2025	95,000	102,540
Schweitzer-Mauduit International, Inc. 6.875%, 10/01/2026 (r)	66,000	71,303
		241,632
TOTAL MATERIALS		825,457
REAL ESTATE — 0.41% Equity Real Estate Investment Trusts — 0.41%
The GEO Group, Inc. 5.875%, 10/15/2024	91,000	82,848
6.000%, 04/15/2026	9,000	8,010
		90,858
TOTAL REAL ESTATE		90,858
UTILITIES — 0.35% Electric Utilities — 0.25%
Vistra Operations Company LLC 5.000%, 07/31/2027 (r)	55,000	57,576
Independent Power and Renewable Electricity Producers — 0.10%
NRG Energy, Inc. 5.250%, 06/15/2029 (r)	20,000	21,662
TOTAL UTILITIES		79,238
Total corporate bonds (Cost $7,733,764)		7,299,942
TERM LOANS — 4.40%	Principal Amount	Value
CONSUMER DISCRETIONARY — 1.06% Specialty Retail — 0.73%
Office Depot, Inc. 6.972% (1 Month LIBOR USD + 5.250%), 11/08/2022 (Acquired 11/03/2017 — 04/08/2019, Cost $54,844) (b) (m)	$55,494	$56,049
PetSmart, Inc. 5.770% (1 Month LIBOR USD + 4.000%), 03/11/2022 (Acquired 10/01/2018 — 01/02/2019, Cost $94,450) (b) (m)	108,167	107,226
		163,275
Textiles, Apparel & Luxury Goods — 0.33%
Boardriders, Inc. 8.202% (1 Month LIBOR USD + 6.500%), 04/23/2024 (Acquired 03/21/2018, Cost $77,522) (b) (m)	78,800	73,897
TOTAL CONSUMER DISCRETIONARY		237,172
CONSUMER STAPLES — 0.27% Food Products — 0.27%
WEI Sales LLC 4.702% (1 Month LIBOR USD + 3.000%), 03/31/2025 (Acquired 09/23/2019, Cost $59,547) (b) (m)	59,696	60,069
TOTAL CONSUMER STAPLES		60,069
ENERGY — 0.80% Energy Equipment & Services — 0.63%
Fieldwood Energy LLC 7.506% (3 Month LIBOR USD + 5.250%), 04/11/2022 (Acquired 04/11/2018 — 09/06/2019, Cost $93,336) (b) (m)	95,218	80,076
9.506% (3 Month LIBOR USD + 7.250%), 04/11/2023 (Acquired 04/11/2018, Cost $105,407) (b) (m)	108,296	62,338
		142,414
Oil, Gas & Consumable Fuels — 0.17%
International Seaways Operating Corp. 7.700% (1 Month LIBOR USD + 6.000%), 06/22/2022 (Acquired 06/20/2017, Cost $37,037) (b) (m)	37,464	37,651
TOTAL ENERGY		180,065
HEALTH CARE — 0.57% Health Care Providers & Services — 0.52%
Versant Health Holdco, Inc. 8.460% (1 Month LIBOR USD + 6.750%), 12/01/2025 (Acquired 11/02/2017 — 01/30/2018, Cost $114,524) (b) (m)	115,000	115,575
Pharmaceuticals — 0.05%
Mallinckrodt International Finance SA TBD, 02/24/2025 (Acquired 12/23/2019, Cost $12,225) (e) (m)	15,000	12,256
TOTAL HEALTH CARE		127,831

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
INDUSTRIALS — 0.73% Commercial Services & Supplies — 0.44%
Brookfield WEC Holdings, Inc. 5.202% (1 Month LIBOR USD + 3.500%), 08/01/2025 (Acquired 07/26/2018 — 06/25/2019, Cost $48,182) (b) (m)	$48,310	$48,718
Drive Chassis Holdco LLC 10.588% (3 Month LIBOR USD + 8.250%), 04/10/2026 (Acquired 04/12/2019 — 05/16/2019, Cost $52,460) (b) (m)	55,000	50,737
		99,455
Machinery — 0.29%
Granite US Holdings Corp. 7.354% (3 Month LIBOR USD + 5.250%), 09/25/2026 (Acquired 09/25/2019, Cost $62,932) (b) (m)	64,838	65,162
TOTAL INDUSTRIALS		164,617
INFORMATION TECHNOLOGY — 0.29% Software — 0.29%
The Dun & Bradstreet Corp. 6.700% (1 Month LIBOR USD + 5.000%), 02/06/2026 (Acquired 02/01/2019 — 02/05/2019, Cost $64,170) (b) (m)	65,000	65,650
TOTAL INFORMATION TECHNOLOGY		65,650
MATERIALS — 0.68% Chemicals — 0.68%
Hexion, Inc. 5.600% (3 Month LIBOR USD + 3.500%), 07/01/2026 (Acquired 06/27/2019 — 07/10/2019, Cost $64,486) (b) (m)	64,675	65,079
Iracore International Holdings, Inc. 11.250% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $27,184) (b) (f) (m) (u)	27,184	27,184
Momentive Performance Materials USA LLC 4.960% (1 Month LIBOR USD + 3.250%), 05/15/2024 (Acquired 04/18/2019 — 04/23/2019, Cost $60,511) (b) (m)	60,695	60,487
		152,750
TOTAL MATERIALS		152,750
Total term loans (Cost $1,028,817)		988,154
Total long-term investments (Cost $22,085,107)		21,996,821
SHORT-TERM INVESTMENTS — 1.86%	Shares Held
Money Market Funds — 1.46%
JPMorgan U.S. Government Money Market Fund — Class IM, 1.08%^	326,695	326,694
	Principal Amount	Value
Time Deposits — 0.40%
Banco Santander SA, 1.56%, 01/02/2020*	$90,262	$90,262
Total short-term investments (Cost $416,956)		416,956
Total investments — 99.80% (Cost $22,502,063)		22,413,777
Other assets in excess of liabilities — 0.20%		45,277
Net assets — 100.00%		$22,459,054

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2019.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $1,043,525, which represented 4.65% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $1,417,460, which represented 6.31% of net assets.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $1,879,826, which represented 8.37% of net assets.

(p) — Payment in-kind (PIK) security.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $5,009,458, which represented 22.30% of net assets.

(u) — Value determined using significant unobservable inputs.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $188,094, which represented 0.84% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

LIBOR — London Interbank Offered Rate

TBD — To be determined.

USD — United States Dollar

^ — Rate shown is the 7-day yield as of December 31, 2019.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley High Yield Fund (Unaudited)

Largest Issuers	Percent of net assets
Charter Communications, Inc. (includes CCO Holdings LLC / CCO Holdings Capital Corp. and Charter Communications Operating LLC / Charter Communications Operating Capital)	2.49%
General Electric Company	1.87%
HCA, Inc.	1.66%
American Zinc Recycling LLC	1.54%
Boardriders, Inc. (includes Boardriders, Inc. and Quiksilver, Inc.)	1.15%
Tenet Healthcare Corp.	1.12%
CommScope Holding Company, Inc. (includes CommScope, Inc. and CommScope Technologies LLC)	1.11%
Adient PLC (includes Adient Global Holdings Ltd. and Adient US LLC)	1.08%
CHS / Community Health Systems, Inc.	1.06%
Bausch Health Companies, Inc.	1.04%
CORPORATE BONDS — 84.61%	Principal Amount	Value
Advertising — 0.84%
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	$21,726,000	$19,716,345
Aerospace/Defense — 1.27%
F-Brasile SpA / F-Brasile US LLC 7.375%, 08/15/2026 (r)	12,860,000	13,631,600
TransDigm, Inc. 6.250%, 03/15/2026 (r)	15,120,000	16,397,398
		30,028,998
Auto Parts & Equipment — 3.61%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	16,601,000	14,858,310
Adient US LLC 7.000%, 05/15/2026 (r)	9,705,000	10,596,637
Delphi Technologies PLC 5.000%, 10/01/2025 (r)	20,657,000	19,159,368
The Goodyear Tire & Rubber Company 4.875%, 03/15/2027	14,221,000	14,745,044
Meritor, Inc. 6.250%, 02/15/2024	10,252,000	10,535,109
Panther BF Aggregator 2 LP / Panther Finance Company, Inc. 6.250%, 05/15/2026 (r)	14,268,000	15,400,508
		85,294,976
Automakers — 0.74%
Navistar International Corp. 6.625%, 11/01/2025 (r)	17,018,000	17,372,570
Banking — 1.38%
BNP Paribas SA 6.625% (Fixed until 03/24/2024, then 5 Year Swap Rate USD + 4.149%), Perpetual (r)	13,385,000	14,465,370
	Principal Amount	Value
Societe Generale SA 7.375% (Fixed until 09/12/2021, then 5 Year Swap Rate USD + 6.238%), Perpetual (r)	$17,027,000	$18,078,843
		32,544,213
Building & Construction — 3.29%
Ashton Woods USA LLC / Ashton Woods Finance Company 6.750%, 08/01/2025 (r)	16,749,000	17,174,676
TopBuild Corp. 5.625%, 05/01/2026 (r)	15,573,000	16,318,129
TRI Pointe Group, Inc. 5.250%, 06/01/2027	14,842,000	15,552,153
Tutor Perini Corp. 6.875%, 05/01/2025 (r)	11,978,000	11,588,715
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/2023	17,014,000	17,084,863
		77,718,536
Building Materials — 3.60%
Beacon Roofing Supply, Inc. 4.875%, 11/01/2025 (r)	16,212,000	16,326,862
4.500%, 11/15/2026 (r)	2,685,000	2,768,906
Builders FirstSource, Inc. 6.750%, 06/01/2027 (r)	13,780,000	15,145,564
Masonite International Corp. 5.750%, 09/15/2026 (r)	14,818,000	15,786,319
Resideo Funding, Inc. 6.125%, 11/01/2026 (r)	3,782,000	3,819,915
Standard Industries, Inc. 6.000%, 10/15/2025 (r)	17,038,000	17,953,622
WESCO Distribution, Inc. 5.375%, 06/15/2024	12,660,000	13,171,654
		84,972,842

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Cable & Satellite TV — 6.37%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 06/01/2029 (r)	$43,880,000	$46,923,078
Charter Communications Operating LLC / Charter Communications Operating Capital 4.200%, 03/15/2028	11,215,000	11,951,599
CSC Holdings LLC 6.500%, 02/01/2029 (r)	21,655,000	24,185,928
Telenet Finance Luxembourg 5.500%, 03/01/2028 (r)	19,200,000	20,668,800
Virgin Media Secured Finance PLC 5.500%, 05/15/2029 (r)	17,157,000	18,196,714
VTR Finance BV 6.875%, 01/15/2024 (r)	14,900,000	15,266,317
Ziggo BV 4.875%, 01/15/2030 (r)	12,640,000	13,077,755
		150,270,191
Chemicals — 2.61%
Atotech Alpha 3 BV / Alpha US Bidco, Inc. 6.250%, 02/01/2025 (r)	19,062,000	19,633,860
The Chemours Company 7.000%, 05/15/2025	10,742,000	10,844,962
Element Solutions, Inc. 5.875%, 12/01/2025 (r)	14,398,000	15,099,758
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.375%, 09/01/2025 (r)	9,452,000	9,475,630
Univar Solutions USA, Inc. 5.125%, 12/01/2027 (r)	6,325,000	6,613,610
		61,667,820
Consumer/Commercial/Lease Financing — 1.99%
Credit Acceptance Corp. 6.625%, 03/15/2026 (r)	13,200,000	14,303,817
DAE Funding LLC 5.000%, 08/01/2024 (r)	17,461,000	18,376,487
Park Aerospace Holdings Ltd. 5.500%, 02/15/2024 (r)	12,938,000	14,220,932
		46,901,236
Department Stores — 0.77%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	21,273,000	18,294,567
Diversified Capital Goods — 3.28%
EnPro Industries, Inc. 5.750%, 10/15/2026	14,255,000	15,222,166
General Electric Company 4.500%, 03/11/2044	9,425,000	10,314,532
5.000% (Fixed until 01/21/2021, then 3 Month LIBOR USD + 3.330%), Perpetual	34,593,000	33,935,041
	Principal Amount	Value
Matthews International Corp. 5.250%, 12/01/2025 (r)	$17,950,000	$18,002,324
		77,474,063
Electric — Generation — 1.41%
NRG Energy, Inc. 7.250%, 05/15/2026	11,871,000	12,991,029
5.250%, 06/15/2029 (r)	4,845,000	5,247,619
Vistra Operations Company LLC 5.000%, 07/31/2027 (r)	14,385,000	15,058,650
		33,297,298
Electronics — 1.41%
Qorvo, Inc. 5.500%, 07/15/2026	17,763,000	18,950,883
4.375%, 10/15/2029 (r)	3,512,000	3,685,405
Sensata Technologies BV 5.625%, 11/01/2024 (r)	9,627,000	10,738,100
		33,374,388
Energy — Exploration & Production — 4.08%
Bellatrix Exploration Ltd. 3.000% Cash and 9.500% PIK, 12/15/2023 (f) (i) (p) (u)	8,076,000	2,019,000
8.500%, 09/11/2023 (f) (i) (u)	7,411,000	6,669,900
Callon Petroleum Company 6.375%, 07/01/2026	14,153,000	14,400,005
HighPoint Operating Corp. 8.750%, 06/15/2025	16,375,000	14,983,125
Jonah Energy LLC / Jonah Energy Finance Corp. 7.250%, 10/15/2025 (i) (r)	21,084,000	6,272,490
Lonestar Resources America, Inc. 11.250%, 01/01/2023 (r)	16,372,000	11,255,750
Moss Creek Resources Holdings, Inc. 7.500%, 01/15/2026 (r)	22,650,000	17,278,496
PetroQuest Energy, Inc. 10.000% PIK, 02/15/2024 (f) (p) (u)	6,888,422	1,033,263
Ultra Resources, Inc. 7.125%, 04/15/2025 (i) (r)	18,411,000	1,288,770
Unit Corp. 6.625%, 05/15/2021	24,034,000	13,272,777
Whiting Petroleum Corp. 6.625%, 01/15/2026	11,616,000	7,945,402
		96,418,978
Food — Wholesale — 0.92%
Pinnacle Operating Corp. 9.000%, 05/15/2023 (f) (i) (r) (u)	21,872,134	12,467,116
TreeHouse Foods, Inc. 6.000%, 02/15/2024 (r)	8,991,000	9,335,670
		21,802,786
Forestry/Paper — 4.67%
Boise Cascade Company 5.625%, 09/01/2024 (r)	16,034,000	16,722,099

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Enviva Partners LP / Enviva Partners Finance Corp. 6.500%, 01/15/2026 (r)	$12,510,000	$13,424,856
Mercer International, Inc. 7.375%, 01/15/2025	18,975,000	20,480,951
Neenah, Inc. 5.250%, 05/15/2021 (r)	17,803,000	17,847,508
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	28,078,000	21,210,542
Schweitzer-Mauduit International, Inc. 6.875%, 10/01/2026 (r)	18,947,000	20,469,344
		110,155,300
Gaming — 3.60%
Boyd Gaming Corp. 6.000%, 08/15/2026	13,518,000	14,553,445
International Game Technology PLC 6.250%, 01/15/2027 (r)	13,854,000	15,611,380
Jacobs Entertainment, Inc. 7.875%, 02/01/2024 (r)	18,064,000	19,200,496
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	17,560,000	18,607,498
Wynn Macau Ltd. 5.500%, 10/01/2027 (r)	16,362,000	17,054,481
		85,027,300
Gas Distribution — 2.52%
American Midstream Partners LP / American Midstream Finance Corp. 9.500%, 12/15/2021 (r)	18,226,000	17,185,295
Holly Energy Partners LP / Holly Energy Finance Corp. 6.000%, 08/01/2024 (r)	10,842,000	11,329,782
PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 05/15/2023	12,687,000	13,099,201
Rockpoint Gas Storage Canada Ltd. 7.000%, 03/31/2023 (r)	18,170,000	17,904,990
		59,519,268
Health Facilities — 3.84%
CHS / Community Health Systems, Inc. 8.000%, 03/15/2026 (r)	18,205,000	18,785,266
8.000%, 12/15/2027 (r)	2,612,000	2,644,650
6.875%, 04/01/2028 (i) (r)	6,346,000	3,640,891
HCA, Inc. 5.875%, 02/01/2029 (c)	33,920,000	39,262,400
Tenet Healthcare Corp. 6.250%, 02/01/2027 (c) (r)	12,065,000	13,000,037
5.125%, 11/01/2027 (r)	12,670,000	13,398,525
		90,731,769
Health Services — 0.70%
DaVita, Inc. 5.000%, 05/01/2025 (c)	16,071,000	16,566,549
	Principal Amount	Value
Hotels — 0.77%
Wyndham Destinations, Inc. 4.625%, 03/01/2030 (r)	$6,044,000	$6,070,443
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026 (r)	11,386,000	12,038,674
		18,109,117
Life Insurance — 0.65%
CNO Financial Group, Inc. 5.250%, 05/30/2029	13,725,000	15,359,613
Machinery — 1.47%
Cleaver-Brooks, Inc. 7.875%, 03/01/2023 (r)	14,033,000	14,038,823
Itron, Inc. 5.000%, 01/15/2026 (r)	11,567,000	12,019,241
Welbilt, Inc. 9.500%, 02/15/2024	8,155,000	8,668,072
		34,726,136
Managed Care — 1.26%
Centene Corp. 5.375%, 06/01/2026 (r)	12,386,000	13,167,557
WellCare Health Plans, Inc. 5.375%, 08/15/2026 (r)	15,497,000	16,532,974
		29,700,531
Media — Diversified — 0.94%
National CineMedia LLC 5.750%, 08/15/2026	18,901,000	18,529,548
5.875%, 04/15/2028 (r)	3,475,000	3,702,083
		22,231,631
Media Content — 1.63%
Salem Media Group, Inc. 6.750%, 06/01/2024 (r)	20,046,000	18,542,550
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	19,574,000	19,924,668
		38,467,218
Medical Products — 0.28%
Avanos Medical, Inc. 6.250%, 10/15/2022	6,565,000	6,673,730
Metals/Mining Excluding Steel — 2.12%
Century Aluminum Company 7.500%, 06/01/2021 (r)	2,174,000	2,136,825
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023 (r)	18,022,000	18,404,787
Kaiser Aluminum Corp. 4.625%, 03/01/2028 (r)	9,485,000	9,749,157
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (r)	20,169,000	19,652,875
		49,943,644

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Oil Field Equipment & Services — 3.37%
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/2025	$16,024,000	$15,830,350
Nine Energy Service, Inc. 8.750%, 11/01/2023 (r)	19,930,000	16,208,072
SESI LLC 7.750%, 09/15/2024	17,044,000	11,383,943
Shelf Drilling Holdings Ltd. 8.250%, 02/15/2025 (r)	21,192,000	20,238,148
Transocean, Inc. 9.000%, 07/15/2023 (r)	14,951,000	15,823,167
		79,483,680
Oil Refining & Marketing — 0.62%
PBF Holding Company LLC / PBF Finance Corp. 7.250%, 06/15/2025	13,584,000	14,529,243
Packaging — 0.72%
Plastipak Holdings, Inc. 6.250%, 10/15/2025 (r)	19,645,000	16,992,139
Personal & Household Products — 1.65%
Energizer Holdings, Inc. 6.375%, 07/15/2026 (r)	10,913,000	11,642,534
Prestige Brands, Inc. 6.375%, 03/01/2024 (r)	11,974,000	12,477,926
Vista Outdoor, Inc. 5.875%, 10/01/2023	15,524,000	14,904,980
		39,025,440
Pharmaceuticals — 1.93%
Bausch Health Companies, Inc. 5.000%, 01/30/2028 (r)	1,865,000	1,918,880
7.250%, 05/30/2029 (r)	18,048,000	20,653,229
5.250%, 01/30/2030 (r)	1,865,000	1,938,667
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 07/15/2023 (r)	18,180,000	13,180,318
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.625%, 10/15/2023 (i) (r)	20,263,000	7,759,007
		45,450,101
Printing & Publishing — 1.74%
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	12,323,000	12,184,366
8.375%, 08/15/2022 (r)	7,486,000	6,122,141
LSC Communications, Inc. 8.750%, 10/15/2023 (i) (r)	10,050,000	5,456,296
Meredith Corp. 6.875%, 02/01/2026	16,504,000	17,206,204
		40,969,007
Recreation & Travel — 0.14%
VOC Escrow Ltd. 5.000%, 02/15/2028 (r)	3,250,000	3,410,388
	Principal Amount	Value
Restaurants — 0.55%
Yum! Brands, Inc. 4.750%, 01/15/2030 (r)	$12,333,000	$12,941,634
Software/Services — 2.05%
Fair Isaac Corp. 4.000%, 06/15/2028 (r)	11,644,000	11,760,440
j2 Cloud Services LLC / j2 Cloud Co-Obligor, Inc. 6.000%, 07/15/2025 (r)	10,209,000	10,842,826
Nuance Communications, Inc. 5.625%, 12/15/2026	14,269,000	15,240,112
VeriSign, Inc. 5.250%, 04/01/2025	9,486,000	10,476,291
		48,319,669
Specialty Retail — 2.44%
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.500%, 05/01/2025 (r)	15,313,000	12,295,037
Liberty Interactive LLC 8.250%, 02/01/2030	18,167,000	17,973,522
Murphy Oil USA, Inc. 5.625%, 05/01/2027	13,424,000	14,435,465
Parkland Fuel Corp. 5.875%, 07/15/2027 (r)	11,965,000	12,824,685
		57,528,709
Support — Services — 3.68%
AECOM 5.125%, 03/15/2027	11,090,000	11,953,329
Aptim Corp. 7.750%, 06/15/2025 (i) (r)	21,453,000	12,934,336
Ashtead Capital, Inc. 4.250%, 11/01/2029 (r)	11,580,000	11,855,025
The GEO Group, Inc. 5.875%, 10/15/2024	20,279,000	18,462,306
6.000%, 04/15/2026	1,743,000	1,551,313
Herc Holdings, Inc. 5.500%, 07/15/2027 (r)	15,512,000	16,365,548
Vizient, Inc. 6.250%, 05/15/2027 (r)	12,785,000	13,716,355
		86,838,212
Technology Hardware & Equipment — 2.05%
CommScope, Inc. 6.000%, 03/01/2026 (r)	8,540,000	9,100,429
CommScope Technologies LLC 6.000%, 06/15/2025 (r)	16,981,000	17,042,641
Ingram Micro, Inc. 5.450%, 12/15/2024	16,748,000	17,594,009
NCR Corp. 6.125%, 09/01/2029 (r)	4,290,000	4,663,102
		48,400,181

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Telecom — Satellite — 0.51%
Telesat Canada / Telesat LLC 6.500%, 10/15/2027 (r)	$11,606,000	$12,120,726
Transport Infrastructure/Services — 1.14%
GasLog Ltd. 8.875%, 03/22/2022	13,138,000	13,552,662
XPO Logistics, Inc. 6.750%, 08/15/2024 (r)	12,369,000	13,462,852
		27,015,514
Total corporate bonds (Cost $2,051,229,300)		1,997,386,256
CONVERTIBLE BONDS — 0.51%
REITs — 0.51%
Colony Capital, Inc. 3.875%, 01/15/2021	12,140,000	11,988,213
Total convertible bonds (Cost $11,962,175)		11,988,213
TERM LOANS — 7.81%
Chemicals — 1.18%
Hexion, Inc. 5.600% (3 Month LIBOR USD + 3.500%), 07/01/2026 (Acquired 06/27/2019 — 07/10/2019, Cost $12,982,345) (b) (m)	13,024,550	13,105,953
Momentive Performance Materials USA LLC 4.960% (1 Month LIBOR USD + 3.250%), 05/15/2024 (Acquired 04/18/2019 — 07/12/2019, Cost $14,817,426) (b) (m)	14,865,300	14,814,238
		27,920,191
Energy — Exploration & Production — 0.73%
Fieldwood Energy LLC 7.506% (3 Month LIBOR USD + 5.250%), 04/11/2022 (Acquired 04/11/2018 — 09/16/2019, Cost $13,015,993) (b) (m)	13,763,658	11,574,824
9.506% (3 Month LIBOR USD + 7.250%), 04/11/2023 (Acquired 04/11/2018, Cost $9,524,816) (b) (m)	9,785,808	5,632,956
		17,207,780
Food — Wholesale — 0.66%
WEI Sales LLC 4.702% (1 Month LIBOR USD + 3.000%), 03/31/2025 (Acquired 09/23/2019 — 12/19/2019, Cost $15,360,995) (b) (e) (m)	15,392,321	15,488,523
Machinery — 0.70%
Granite US Holdings Corp. 7.354% (3 Month LIBOR USD + 5.250%), 09/25/2026 (Acquired 09/25/2019, Cost $15,984,684) (b) (m)	16,468,725	16,551,069
Managed Care — 0.52%
Versant Health Holdco, Inc. 4.702% (1 Month LIBOR USD + 3.000%), 12/02/2024 (Acquired 11/02/2017 — 01/10/2019, Cost $12,190,616) (b) (m)	12,292,071	12,330,545
	Principal Amount	Value
Oil Field Equipment & Services — 0.09%
Iracore International Holdings, Inc. 11.250% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $2,229,945) (b) (f) (m) (u)	$2,229,945	$2,229,945
Pharmaceuticals — 0.11%
Mallinckrodt International Finance SA TBD, 02/24/2025 (Acquired 12/23/2019, Cost $2,572,830) (e) (m)	3,156,847	2,579,412
Software/Services — 0.68%
The Dun & Bradstreet Corp. 6.700% (1 Month LIBOR USD + 5.000%), 02/06/2026 (Acquired 02/01/2019 — 03/12/2019, Cost $15,622,625) (b) (m)	15,785,000	15,942,850
Specialty Retail — 1.72%
Ascena Retail Group, Inc. 6.250% (1 Month LIBOR USD + 4.500%), 08/21/2022 (Acquired 07/15/2019 — 11/04/2019, Cost $9,073,144) (b) (m)	14,130,000	9,679,050
Boardriders, Inc. 8.202% (1 Month LIBOR USD + 6.500%), 04/23/2024 (Acquired 03/21/2018, Cost $6,299,447) (b) (m)	6,403,344	6,004,928
Office Depot, Inc. 6.972% (1 Month LIBOR USD + 5.250%), 11/08/2022 (Acquired 11/03/2017, Cost $6,310,863) (b) (m)	6,434,157	6,498,498
PetSmart, Inc. 5.770% (1 Month LIBOR USD + 4.000%), 03/11/2022 (Acquired 10/01/2018 — 01/02/2019, Cost $16,266,461) (b) (m)	18,693,594	18,530,960
		40,713,436
Support — Services — 1.03%
Brookfield WEC Holdings, Inc. 5.202% (1 Month LIBOR USD + 3.500%), 08/01/2025 (Acquired 07/26/2018 — 06/25/2019, Cost $13,559,737) (b) (m)	13,551,941	13,666,251
Drive Chassis Holdco LLC 10.588% (3 Month LIBOR USD + 8.250%), 04/10/2026 (Acquired 04/12/2019 — 05/16/2019, Cost $10,894,201) (b) (m)	11,415,000	10,530,338
		24,196,589
Transportation Excluding Air/Rail — 0.39%
International Seaways Operating Corp. 7.700% (1 Month LIBOR USD + 6.000%), 06/22/2022 (Acquired 06/20/2017 — 07/20/2017, Cost $9,166,315) (b) (m)	9,272,691	9,319,054
Total term loans (Cost $185,872,443)		184,479,394

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2019

Hotchkis & Wiley High Yield Fund (Unaudited)

PREFERRED STOCKS — 0.00%	Shares Held	Value
Food — Wholesale — 0.00%
Pinnacle Agriculture Enterprises LLC (Acquired 03/10/2017, Cost $11,192,395) (a) (f) (i) (m) (u)	15,232,907	$0
Total preferred stocks (Cost $11,192,395)		0
COMMON STOCKS — 3.58%
Automakers — 0.00%
General Motors Company — Escrow (Acquired 11/17/2009 — 04/06/2011, Cost $0) (a) (f) (i) (m) (u)	352,400	0
Chemicals — 0.26%
Hexion Holdings Corp. (a)	518,808	6,251,636
Energy — Exploration & Production — 0.12%
Bellatrix Exploration Ltd. (a) (f) (i) (u)	434,305	435
Fieldwood Energy, Inc. (a) (i)	30,033	600,660
Fieldwood Energy, Inc. (Acquired 05/03/2018, Cost $2,595,252) (a) (i) (m)	111,241	2,224,820
PetroQuest Energy, Inc. (a) (i) (o)	728,495	0
Warren Resources, Inc. (Acquired 11/23/2016, Cost $160,767) (a) (f) (i) (m) (u)	116,226	1,162
		2,827,077
Metals/Mining Excluding Steel — 2.02%
American Zinc Recycling LLC (Acquired 07/19/2012 — 12/10/2019, Cost $43,120,109) (a) (f) (i) (m) (o) (u)	114,835	36,335,097
RA Parent, Inc. (Acquired 12/23/2014 — 08/09/2019, Cost $17,853,515) (a) (f) (i) (m) (o) (u)	288	11,345,934
		47,681,031
Oil Field Equipment & Services — 0.28%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $4,696,250) (a) (f) (i) (m) (o) (u)	22,092	6,543,209
Specialty Retail — 0.90%
Quiksilver, Inc. (Acquired 07/11/2013 — 08/09/2019, Cost $28,586,327) (a) (f) (i) (m) (u)	582,983	21,214,751
Total common stocks (Cost $126,838,752)		84,517,704
WARRANTS — 0.00%
Energy — Exploration & Production — 0.00%
Lonestar Resources America, Inc. (Acquired 08/19/2016 — 09/30/2016, Cost $763,200) (a) (f) (i) (m) Expiration: December 2021, Exercise Price $5.00	180,000	0
Total warrants (Cost $763,200)		0
Total long-term investments (Cost $2,387,858,265)		2,278,371,567
SHORT-TERM INVESTMENTS — 2.31%	Shares Held	Value
Money Market Funds — 1.28%
JPMorgan U.S. Government Money Market Fund — Class IM, 1.08%^	30,147,755	$30,147,755
Time Deposits — 1.03%	Principal Amount
Banco Santander SA, 1.56%, 01/02/2020*	$24,422,157	24,422,157
Total short-term investments (Cost $54,569,912)		54,569,912
Total investments — 98.82% (Cost $2,442,428,177)		2,332,941,479
Other assets in excess of liabilities — 1.18%		27,875,730
Net assets — 100.00%		$2,360,817,209

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2019.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $99,859,812, which represented 4.23% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $136,773,874, which represented 5.79% of net assets.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $262,144,367, which represented 11.10% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $1,403,476,511, which represented 59.45% of net assets.

(u) — Value determined using significant unobservable inputs.

LIBOR — London Interbank Offered Rate

TBD — To be determined.

USD — United States Dollar

^ — Rate shown is the 7-day yield as of December 31, 2019.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2019 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund		Mid-Cap Value Fund	Small Cap Value Fund		Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$101,006,996	$513,965,575		$930,201,610	$676,988,949		$127,206,458
Affiliated issuers	—	—		—	13,670,343		—
Collateral for securities on loan*	—	755,000		1,790,955	10,420,489		—
Short-term investments*	306,207	3,443,771		22,487,508	12,124,832		1,797,091
Cash	278	6,038		20,955	10,165		2,595
Dividends and interest receivable	169,879	915,716		2,453,694	876,630		139,387
Receivable for investments sold	109,362	—		2,606,194	1,474,997		23,088
Receivable for Fund shares sold	54,181	774,619		637,019	1,025,992		3,241,063
Other assets	25,601	44,315		60,838	49,767		22,023
Total assets	$101,672,504	$519,905,034		$960,258,773	$716,642,164		$132,431,705
Liabilities:
Collateral upon return of securities on loan	$—	$755,000		$1,790,955	$10,420,489		$—
Payable for investments purchased	20,433	250,309		1,714,887	1,357,380		97,641
Payable for Fund shares repurchased	62,003	3,164,682		4,483,559	923,086		15,466
Payable to Advisor	37,429	303,824		615,233	442,680		55,341
Payable to Trustees	—	—		777	—		—
Accrued distribution and service fees	46,730	199,972		200,388	74,705		2,566
Accrued expenses and other liabilities	68,106	240,999		601,864	361,298		54,143
Total liabilities	234,701	4,914,786		9,407,663	13,579,638		225,157
Commitments and contingencies (Note 8)
Net assets	$101,437,803	$514,990,248		$950,851,110	$703,062,526		$132,206,548
Net Assets consist of:
Paid-in capital	$134,974,719	$502,037,735		$1,140,456,817	$693,631,954		$128,070,834
Total distributable earnings (losses)	$(33,536,916)	$12,952,513		$(189,605,707)	$9,430,572		$4,135,714
Net assets	$101,437,803	$514,990,248		$950,851,110	$703,062,526		$132,206,548
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$63,467,298	$385,177,397		$801,312,644	$656,223,672		$129,482,890
Shares outstanding (unlimited shares $0.001 par value authorized)	3,160,426	10,873,572		24,430,597	12,152,196		12,017,677
Net asset value per share	$20.08	$35.42		$32.80	$54.00		$10.77
Calculation of Net Asset Value Per Share — Class A
Net assets	$36,022,091	$115,114,832		$131,883,482	$40,603,753		$2,669,431
Shares outstanding (unlimited shares $0.001 par value authorized)	1,785,684	3,261,932		4,078,153	754,849		248,693
Net asset value per share	$20.17	$35.29		$32.34	$53.79		$10.73
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$21.29	$37.25		$34.13	$56.77		$11.32
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$1,948,414	$14,643,640		$17,600,600	$6,180,728
Shares outstanding (unlimited shares $0.001 par value authorized)	96,941	420,020		625,365	142,804
Net asset value per share	$20.10	$34.86		$28.14	$43.28
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets		$54,379		$54,384	$54,373		$54,227
Shares outstanding (unlimited shares $0.001 par value authorized)		1,536		1,659	1,007		5,035
Net asset value per share		$35.41	+	$32.78	$53.97	+	$10.77
*Cost of long-term investments
Unaffiliated issuers	$102,753,950	$494,678,372		$984,692,917	$626,362,985		$119,217,621
Affiliated issuers	—	—		—	44,810,769		—
*Cost of collateral for securities on loan	—	755,000		1,790,955	10,420,489		—
*Cost of short-term investments	306,207	3,443,771		22,487,483	12,124,828		1,797,091

+ Net asset value per share does not recalculate due to rounding and fractional shares outstanding.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2019 (UNAUDITED)

	Global Value Fund	International Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$39,501,377	$2,558,895	$745,003,742	$21,996,821	$2,224,147,327
Affiliated issuers	—	—	23,967,183	—	54,224,240
Collateral for securities on loan*	—	—	15,057,125	—	—
Short-term investments*	667,255	32,401	22,965,234	416,956	54,569,912
Cash	849	24	26,275	67	13,203
Cash denominated in foreign currencies#	—	164	—	—	—
Cash collateral for futures	—	—	398,847	—	—
Cash collateral for options	—	—	2,162	—	—
Dividends and interest receivable	91,018	12,259	2,131,275	172,445	35,517,074
Receivable for investments sold	34,870	2,286	2,937,530	36,754	6,049,416
Receivable for Fund shares sold	41,621	—	1,719,635	7,221	5,739,889
Receivable from Advisor	—	8,544	—	845	—
Other assets	21,194	2,690	60,818	7,306	133,089
Total assets	$40,358,184	$2,617,263	$814,269,826	$22,638,415	$2,380,394,150
Liabilities:
Collateral upon return of securities on loan	$—	$—	$15,057,125	$—	$—
Payable for investments purchased	—	—	15,625,289	85,304	4,549,793
Payable for variation margin	—	—	139,688	—	—
Payable for Fund shares repurchased	—	—	1,058,836	26,223	10,977,632
Payable to Advisor	16,621	—	487,822	—	1,016,870
Payable to Trustees	—	—	—	45	2,510
Accrued distribution and service fees	1,265	—	191,455	5,983	105,874
Distributions payable to shareholders	—	—	—	9,136	2,113,552
Cash overdraft	5	—	76	—	—
Accrued expenses and other liabilities	43,879	37,786	310,484	52,670	810,710
Total liabilities	61,770	37,786	32,870,775	179,361	19,576,941
Commitments and contingencies (Note 8)
Net assets	$40,296,414	$2,579,477	$781,399,051	$22,459,054	$2,360,817,209
Net Assets consist of:
Paid-in capital	$37,255,704	$2,508,707	$712,556,197	$23,749,171	$2,619,316,074
Total distributable earnings (losses)	$3,040,710	$70,770	$68,842,854	$(1,290,117)	$(258,498,865)
Net assets	$40,296,414	$2,579,477	$781,399,051	$22,459,054	$2,360,817,209
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$40,076,377	$2,579,477	$595,394,280	$10,768,558	$1,696,946,863
Shares outstanding (unlimited shares $0.001 par value authorized)	3,298,781	247,034	20,546,393	880,322	147,180,517
Net asset value per share	$12.15	$10.44	$28.98	$12.23	$11.53
Calculation of Net Asset Value Per Share — Class A
Net assets	$220,037		$121,473,908	$11,690,496	$196,150,989
Shares outstanding (unlimited shares $0.001 par value authorized)	18,093		4,178,493	914,378	17,114,222
Net asset value per share	$12.16		$29.07	$12.79	$11.46
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$12.83		$30.68
(Net asset value per share divided by 0.9525)				$13.43
(Net asset value per share divided by 0.9625)					$11.91
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets			$43,775,430		$3,470,045
Shares outstanding (unlimited shares $0.001 par value authorized)			1,629,348		301,151
Net asset value per share			$26.87		$11.52
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets			$20,755,433		$464,249,312
Shares outstanding (unlimited shares $0.001 par value authorized)			716,531		40,243,539
Net asset value per share			$28.97		$11.54
*Cost of long-term investments
Unaffiliated issuers	$35,994,348	$2,448,438	$682,087,688	$22,085,107	$2,307,222,875
Affiliated issuers	—	—	21,329,724	—	80,635,390
*Cost of collateral for securities on loan	—	—	15,057,125	—	—
*Cost of short-term investments	667,255	32,401	22,965,220	416,956	54,569,912
#Cost of cash denominated in foreign currencies	$—	$163	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$1,230,890	$6,067,260	$15,303,918	$6,530,565	$1,092,758
Interest	4,287	50,030	207,425	123,908	19,831
Securities on loan, net	—	1,240	115,675	77,687	—
Total income	1,235,177	6,118,530	15,627,018	6,732,160	1,112,589
Expenses:
Advisory fees	346,264	1,729,115	3,947,874	2,604,970	353,373
Professional fees and expenses	13,059	21,913	40,164	25,906	11,218
Custodian fees and expenses	3,094	7,159	18,045	9,958	14,591
Transfer agent fees and expenses	58,994	363,278	1,014,062	680,723	34,638
Accounting fees and expenses	13,004	29,252	70,524	42,021	17,870
Administration fees and expenses	22,057	79,029	189,951	112,719	22,841
Trustees' fees and expenses	4,118	20,122	48,967	29,518	3,863
Reports to shareholders	3,880	13,594	77,001	49,711	1,961
Registration fees	25,450	43,940	42,115	37,956	24,110
Distribution and service fees — Class A	44,108	144,905	170,870	51,366	3,245
Distribution and service fees — Class C	10,018	72,090	97,801	32,901	—
Distribution and service fees — Class R	—	3,969	3,193	—	—
Other expenses	5,536	15,169	46,964	24,058	4,161
Total expenses	549,582	2,543,535	5,767,531	3,701,807	491,871
Fee waiver/expense reimbursement by Advisor (Note 2)	(99,723)	—	—	—	(36,186)
Net expenses	449,859	2,543,535	5,767,531	3,701,807	455,685
Net investment income	785,318	3,574,995	9,859,487	3,030,353	656,904
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	(2,558,731)	(2,122,460)	(76,869,135)	576,188	(510,551)
Foreign currency transactions	—	—	(66,942)	—	—
Net realized gains (losses)	(2,558,731)	(2,122,460)	(76,936,077)	576,188	(510,551)
Net change in unrealized appreciation of:
Securities of unaffiliated issuers and foreign currency transactions	9,576,377	38,157,892	59,628,046	38,039,400	8,244,624
Securities of affiliated issuers	—	—	—	908,470	—
Net change in unrealized appreciation	9,576,377	38,157,892	59,628,046	38,947,870	8,244,624
Net gains (losses)	7,017,646	36,035,432	(17,308,031)	39,524,058	7,734,073
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,802,964	$39,610,427	$(7,448,544)	$42,554,411	$8,390,977
*Net of Foreign Taxes Withheld	$9,863	$56,533	$117,289	$46,611	$1,217

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (UNAUDITED)

	Global Value Fund	International Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Investment income:
Dividends*
Unaffiliated issuers	$466,358	$30,309	$7,950,092	$179,496	$—
Interest	6,965	184	2,988,190	353,418	81,337,244
Securities on loan, net	—	—	24,607	—	—
Total income	473,323	30,493	10,962,889	532,914	81,337,244
Expenses:
Advisory fees	149,309	9,562	2,842,758	76,249	6,732,612
Professional fees and expenses	10,074	8,083	25,709	9,797	74,013
Custodian fees and expenses	7,777	8,628	13,379	9,632	34,106
Transfer agent fees and expenses	22,133	109	476,892	10,053	1,221,521
Accounting fees and expenses	14,029	15,439	44,687	27,234	157,581
Administration fees and expenses	19,958	19,958	118,826	20,854	383,866
Trustees' fees and expenses	1,619	96	31,401	1,092	108,755
Reports to shareholders	811	474	18,969	1,591	82,217
Registration fees	24,852	4,465	34,638	19,112	53,058
Distribution and service fees — Class A	261	—	157,406	14,972	300,922
Distribution and service fees — Class C	—	—	224,523	—	17,618
Other expenses	2,858	2,061	22,612	3,188	79,645
Total expenses	253,681	68,875	4,011,800	193,774	9,245,914
Fee waiver/expense reimbursement by Advisor (Note 2)	(64,295)	(57,517)	—	(84,446)	(574,025)
Net expenses	189,386	11,358	4,011,800	109,328	8,671,889
Net investment income	283,937	19,135	6,951,089	423,586	72,665,355
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	(596,411)	(42,432)	840,937	(477,111)	(20,734,136)
Sales of affiliated issuers	—	—	—	—	(2,860,318)
Foreign currency transactions	(3,728)	(278)	(38,541)	7	—
Credit default swap contracts	—	—	—	2,203	523,107
Net realized gains (losses)	(600,139)	(42,710)	802,396	(474,901)	(23,071,347)
Net change in unrealized appreciation (depreciation) of:
Securities of unaffiliated issuers and foreign currency transactions	3,353,123	269,360	32,405,746	793,509	(15,982,019)
Securities of affiliated issuers	—	—	1,497,963	—	2,765,226
Futures contracts	—	—	79,070	—	—
Net change in unrealized appreciation (depreciation)	3,353,123	269,360	33,982,779	793,509	(13,216,793)
Net gains (losses)	2,752,984	226,650	34,785,175	318,608	(36,288,140)
Net Increase in Net Assets Resulting from Operations	$3,036,921	$245,785	$41,736,264	$742,194	$36,377,215
*Net of Foreign Taxes Withheld	$10,620	$1,365	$16,246	$2,340	$97,266

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Six months ended December 31, 2019 (unaudited)	Year ended June 30, 2019	Six months ended December 31, 2019 (unaudited)	Year ended June 30, 2019
Operations:
Net investment income	$785,318	$1,550,733	$3,574,995	$6,444,583
Net realized gains (losses)	(2,558,731)	(1,011,217)	(2,122,460)	1,387,346
Net change in unrealized appreciation	9,576,377	1,115,378	38,157,892	8,598,262
Net increase in net assets resulting from operations	7,802,964	1,654,894	39,610,427	16,430,191
Dividends and Distributions to Shareholders:
Class I	(1,144,319)	(841,971)	(6,189,225)	(8,588,072)
Class A	(560,184)	(432,249)	(1,587,986)	(3,158,756)
Class C	(11,349)	(6,014)	(89,931)	(247,825)
Class R	—	—	—	(118,525)
Class Z	—	—	(901)	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(1,715,852)	(1,280,234)	(7,868,043)	(12,113,178)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(5,930,085)	(6,810,441)	(10,455,756)	60,132,345
Net Assets:
Total increase (decrease) in net assets	157,027	(6,435,781)	21,286,628	64,449,358
Beginning of period	101,280,776	107,716,557	493,703,620	429,254,262
End of period	$101,437,803	$101,280,776	$514,990,248	$493,703,620

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Six months ended December 31, 2019 (unaudited)	Year ended June 30, 2019	Six months ended December 31, 2019 (unaudited)	Year ended June 30, 2019
Operations:
Net investment income	$9,859,487	$9,792,514	$3,030,353	$4,338,089
Net realized gains (losses)	(76,936,077)	4,463,302	576,188	41,626,602
Net change in unrealized appreciation (depreciation)	59,628,046	(266,939,826)	38,947,870	(122,340,023)
Net increase (decrease) in net assets resulting from operations	(7,448,544)	(252,684,010)	42,554,411	(76,375,332)
Dividends and Distributions to Shareholders:
Class I	(13,255,008)	(34,995,716)	(31,165,371)	(53,561,823)
Class A	(1,554,115)	(4,637,879)	(1,811,115)	(4,070,454)
Class C	(28,184)	(685,095)	(300,174)	(973,465)
Class R	—	(106,553)	—	—
Class Z	(908)	—	(2,581)	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(14,838,215)	(40,425,243)	(33,279,241)	(58,605,742)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(259,331,804)	(359,566,836)	(28,339,668)	57,162,046
Net Assets:
Total decrease in net assets	(281,618,563)	(652,676,089)	(19,064,498)	(77,819,028)
Beginning of period	1,232,469,673	1,885,145,762	722,127,024	799,946,052
End of period	$950,851,110	$1,232,469,673	$703,062,526	$722,127,024
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Six months ended December 31, 2019 (unaudited)	Year ended June 30, 2019	Six months ended December 31, 2019 (unaudited)	Year ended June 30, 2019
Operations:
Net investment income	$656,904	$512,450	$283,937	$403,567
Net realized gains (losses)	(510,551)	(2,884,366)	(600,139)	792,594
Net change in unrealized appreciation (depreciation)	8,244,624	(1,767,303)	3,353,123	(677,274)
Net increase (decrease) in net assets resulting from operations	8,390,977	(4,139,219)	3,036,921	518,887
Dividends and Distributions to Shareholders:
Class I	(1,088,093)	(2,939,252)	(1,021,238)	(703,103)
Class A	(15,269)	(241,524)	(4,267)	(22,566)
Class Z	(478)	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(1,103,840)	(3,180,776)	(1,025,505)	(725,669)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	26,639,653	62,637,044	(1,701,834)	30,475,137
Net Assets:
Total increase in net assets	33,926,790	55,317,049	309,582	30,268,355
Beginning of period	98,279,758	42,962,709	39,986,832	9,718,477
End of period	$132,206,548	$98,279,758	$40,296,414	$39,986,832

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	International Value Fund		Value Opportunities Fund
	Six months ended December 31, 2019 (unaudited)	Year ended June 30, 2019	Six months ended December 31, 2019 (unaudited)	Year ended June 30, 2019
Operations:
Net investment income	$19,135	$43,772	$6,951,089	$6,418,204
Net realized gains (losses)	(42,710)	66,763	802,396	23,302,826
Net change in unrealized appreciation (depreciation)	269,360	(340,896)	33,982,779	(14,238,599)
Net increase (decrease) in net assets resulting from operations	245,785	(230,361)	41,736,264	15,482,431
Dividends and Distributions to Shareholders:
Class I	(83,874)	(158,651)	(13,690,904)	(44,528,454)
Class A	—	—	(2,494,397)	(10,845,972)
Class C	—	—	(667,331)	(4,078,762)
Class Z	—	—	(488,111)	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(83,874)	(158,651)	(17,340,743)	(59,453,188)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	83,874	180,153	(9,164,727)	171,006,963
Net Assets:
Total increase (decrease) in net assets	245,785	(208,859)	15,230,794	127,036,206
Beginning of period	2,333,692	2,542,551	766,168,257	639,132,051
End of period	$2,579,477	$2,333,692	$781,399,051	$766,168,257

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Capital Income Fund		High Yield Fund
	Six months ended December 31, 2019 (unaudited)	Year ended June 30, 2019	Six months ended December 31, 2019 (unaudited)	Year ended June 30, 2019
Operations:
Net investment income	$423,586	$1,030,157	$72,665,355	$153,981,978
Net realized gains (losses)	(474,901)	430,217	(23,071,347)	(12,074,620)
Net change in unrealized appreciation (depreciation)	793,509	(2,714,234)	(13,216,793)	(40,173,551)
Net increase (decrease) in net assets resulting from operations	742,194	(1,253,860)	36,377,215	101,733,807
Dividends and Distributions to Shareholders:
Class I	(254,352)	(555,328)	(52,737,187)	(108,086,396)
Class A	(243,334)	(436,467)	(6,820,342)	(23,855,338)
Class C	—	—	(88,100)	(164,548)
Class Z	—	—	(12,981,446)	(21,885,321)
Net decrease in net assets resulting from dividends and distributions to shareholders	(497,686)	(991,795)	(72,627,075)	(153,991,603)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(4,478,990)	(7,876,013)	(136,949,434)	(131,154,496)
Net Assets:
Total decrease in net assets	(4,234,482)	(10,121,668)	(173,199,294)	(183,412,292)
Beginning of period	26,693,536	36,815,204	2,534,016,503	2,717,428,795
End of period	$22,459,054	$26,693,536	$2,360,817,209	$2,534,016,503

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2019*	$18.90	$0.16	$1.39	$1.55	$(0.37)	$—	$(0.37)
Year ended 6/30/2019	18.80	0.30	0.06	0.36	(0.26)	—	(0.26)
Year ended 6/30/2018	17.43	0.23	1.48	1.71	(0.34)	—	(0.34)
Year ended 6/30/2017	14.31	0.19	3.77	3.96	(0.84)	—	(0.84)
Year ended 6/30/2016	15.89	0.22	(1.59)	(1.37)	(0.21)	—	(0.21)
Year ended 6/30/2015	15.47	0.19	0.61	0.80	(0.38)	—	(0.38)
Class A
Six months ended 12/31/2019*	18.95	0.14	1.39	1.53	(0.31)	—	(0.31)
Year ended 6/30/2019	18.85	0.26	0.05	0.31	(0.21)	—	(0.21)
Year ended 6/30/2018	17.47	0.19	1.49	1.68	(0.30)	—	(0.30)
Year ended 6/30/2017	14.36	0.16	3.77	3.93	(0.82)	—	(0.82)
Year ended 6/30/2016	15.92	0.18	(1.59)	(1.41)	(0.15)	—	(0.15)
Year ended 6/30/2015	15.50	0.14	0.63	0.77	(0.35)	—	(0.35)
Class C
Six months ended 12/31/2019*	18.77	0.07	1.38	1.45	(0.12)	—	(0.12)
Year ended 6/30/2019	18.64	0.12	0.06	0.18	(0.05)	—	(0.05)
Year ended 6/30/2018	17.27	0.04	1.48	1.52	(0.15)	—	(0.15)
Year ended 6/30/2017	14.23	0.04	3.73	3.77	(0.73)	—	(0.73)
Year ended 6/30/2016	15.76	0.07	(1.57)	(1.50)	(0.03)	—	(0.03)
Year ended 6/30/2015	15.20	0.03	0.62	0.65	(0.09)	—	(0.09)

				Ratios to Average Net Assets
Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2019*	$20.08	8.19%	$63,467	0.80%[3]	1.01%[3]	1.69%[3]
Year ended 6/30/2019	18.90	2.08	63,333	0.83	0.99	1.65
Year ended 6/30/2018	18.80	9.81	65,503	0.95	1.02	1.25
Year ended 6/30/2017	17.43	28.05	68,260	0.95	1.09	1.21
Year ended 6/30/2016	14.31	–8.59	342,046	0.95	1.03	1.52
Year ended 6/30/2015	15.89	5.30	481,815	0.95	0.99	1.18
Class A
Six months ended 12/31/2019*	20.17	8.10	36,022	1.05[3]	1.23[3]	1.44[3]
Year ended 6/30/2019	18.95	1.78	35,807	1.08	1.24	1.39
Year ended 6/30/2018	18.85	9.57	39,616	1.20	1.27	1.00
Year ended 6/30/2017	17.47	27.71	41,084	1.20	1.34	1.00
Year ended 6/30/2016	14.36	–8.83	38,527	1.20	1.28	1.25
Year ended 6/30/2015	15.92	5.07	52,752	1.20	1.24	0.92
Class C
Six months ended 12/31/2019*	20.10	7.72	1,948	1.80[3]	1.97[3]	0.69[3]
Year ended 6/30/2019	18.77	0.98	2,141	1.83	1.99	0.64
Year ended 6/30/2018	18.64	8.77	2,598	1.95	2.02	0.25
Year ended 6/30/2017	17.27	26.78	2,817	1.95	2.09	0.23
Year ended 6/30/2016	14.23	–9.51	3,334	1.95	2.03	0.51
Year ended 6/30/2015	15.76	4.27	4,419	1.95	1.99	0.17

	Six Months Ended	Year Ended June 30,
	December 31, 2019*	2019	2018	2017	2016	2015
Portfolio turnover rate	11%	26%	28%	25%	35%	38%

		Income (loss) from investment operations			Dividends and distributions
Large Cap Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2019*	$33.29	$0.26	$2.44	$2.70	$(0.57)	$—	$(0.57)
Year ended 6/30/2019	33.57	0.51	0.19	0.70	(0.64)	(0.34)	(0.98)
Year ended 6/30/2018	31.04	0.42	2.67	3.09	(0.56)	—	(0.56)
Year ended 6/30/2017	25.06	0.39	6.15	6.54	(0.56)	—	(0.56)
Year ended 6/30/2016	27.21	0.39	(2.15)	(1.76)	(0.39)	—	(0.39)
Year ended 6/30/2015	26.65	0.35	0.99	1.34	(0.78)	—	(0.78)
Class A
Six months ended 12/31/2019*	33.14	0.21	2.42	2.63	(0.48)	—	(0.48)
Year ended 6/30/2019	33.36	0.41	0.22	0.63	(0.51)	(0.34)	(0.85)
Year ended 6/30/2018	30.85	0.34	2.65	2.99	(0.48)	—	(0.48)
Year ended 6/30/2017	24.91	0.32	6.10	6.42	(0.48)	—	(0.48)
Year ended 6/30/2016	27.02	0.33	(2.13)	(1.80)	(0.31)	—	(0.31)
Year ended 6/30/2015	26.46	0.27	0.99	1.26	(0.70)	—	(0.70)
Class C
Six months ended 12/31/2019*	32.59	0.10	2.38	2.48	(0.21)	—	(0.21)
Year ended 6/30/2019	32.68	0.17	0.25	0.42	(0.17)	(0.34)	(0.51)
Year ended 6/30/2018	30.16	0.08	2.61	2.69	(0.17)	—	(0.17)
Year ended 6/30/2017	24.29	0.10	5.94	6.04	(0.17)	—	(0.17)
Year ended 6/30/2016	26.30	0.13	(2.06)	(1.93)	(0.08)	—	(0.08)
Year ended 6/30/2015	25.96	0.09	0.94	1.03	(0.69)	—	(0.69)
Class Z
Period from 9/30/2019[4] to 12/31/2019	33.12	0.15	2.74	2.89	(0.60)	—	(0.60)

				Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2019*	$35.42	8.14%	$385,177	0.94%[3]	0.94%[3]	1.54%[3]
Year ended 6/30/2019	33.29	2.51	357,191	0.95	0.95	1.56
Year ended 6/30/2018	33.57	10.01	276,930	1.00	1.00	1.28
Year ended 6/30/2017	31.04	26.22	269,714	0.99	0.99	1.38
Year ended 6/30/2016	25.06	–6.42	305,282	1.01	1.01	1.55
Year ended 6/30/2015	27.21	5.17	479,488	0.99	0.99	1.30
Class A
Six months ended 12/31/2019*	35.29	7.95	115,115	1.19[3]	1.19[3]	1.27[3]
Year ended 6/30/2019	33.14	2.24	116,354	1.20	1.20	1.26
Year ended 6/30/2018	33.36	9.72	131,276	1.25	1.25	1.03
Year ended 6/30/2017	30.85	25.88	135,349	1.24	1.24	1.13
Year ended 6/30/2016	24.91	–6.62	142,768	1.26	1.26	1.33
Year ended 6/30/2015	27.02	4.89	191,665	1.24	1.24	1.03
Class C
Six months ended 12/31/2019*	34.86	7.63	14,644	1.88[3]	1.88[3]	0.60[3]
Year ended 6/30/2019	32.59	1.49	14,948	1.95	1.95	0.55
Year ended 6/30/2018	32.68	8.92	14,161	2.00	2.00	0.26
Year ended 6/30/2017	30.16	24.92	17,250	1.99	1.99	0.38
Year ended 6/30/2016	24.29	–7.34	21,038	2.01	2.01	0.53
Year ended 6/30/2015	26.30	4.10	40,862	1.99	1.99	0.34
Class Z
Period from 9/30/2019[4] to 12/31/2019	35.41	8.73	54	0.81[3]	0.81[3]	1.73[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2019*	2019	2018	2017	2016	2015
Portfolio turnover rate	8%	23%	41%	27%	39%	39%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Mid-Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2019*	$33.10	$0.30	$(0.08)	$0.22	$(0.52)	$—	$(0.52)
Year ended 6/30/2019	39.68	0.24	(5.94)	(5.70)	(0.33)	(0.55)	(0.88)
Year ended 6/30/2018	37.13	0.11	4.96	5.07	(0.15)	(2.37)	(2.52)
Year ended 6/30/2017	30.55	0.10	7.05	7.15	(0.11)	(0.46)	(0.57)
Year ended 6/30/2016	40.43	0.25	(5.54)	(5.29)	(0.16)	(4.43)	(4.59)
Year ended 6/30/2015	45.15	0.15	(0.63)	(0.48)	(0.27)	(3.97)	(4.24)
Class A
Six months ended 12/31/2019*	32.53	0.27	(0.08)	0.19	(0.38)	—	(0.38)
Year ended 6/30/2019	39.03	0.15	(5.82)	(5.67)	(0.28)	(0.55)	(0.83)
Year ended 6/30/2018	36.57	0.01	4.88	4.89	(0.06)	(2.37)	(2.43)
Year ended 6/30/2017	30.13	0.01	6.96	6.97	(0.07)	(0.46)	(0.53)
Year ended 6/30/2016	39.91	0.16	(5.47)	(5.31)	(0.04)	(4.43)	(4.47)
Year ended 6/30/2015	44.60	0.04	(0.61)	(0.57)	(0.15)	(3.97)	(4.12)
Class C
Six months ended 12/31/2019*	28.12	0.14	(0.08)	0.06	(0.04)	—	(0.04)
Year ended 6/30/2019	33.93	(0.10)	(5.05)	(5.15)	(0.11)	(0.55)	(0.66)
Year ended 6/30/2018	32.26	(0.24)	4.28	4.04	—	(2.37)	(2.37)
Year ended 6/30/2017	26.78	(0.23)	6.17	5.94	—	(0.46)	(0.46)
Year ended 6/30/2016	36.24	(0.08)	(4.95)	(5.03)	—	(4.43)	(4.43)
Year ended 6/30/2015	41.04	(0.25)	(0.58)	(0.83)	—	(3.97)	(3.97)
Class Z
Period from 9/30/2019[4] to 12/31/2019	30.67	0.17	2.50	2.67	(0.56)	—	(0.56)

				Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2019*	$32.80	0.71%	$801,313	1.06%[3]	1.06%[3]	1.91%[3]
Year ended 6/30/2019	33.10	–14.29	1,044,280	1.00	1.00	0.67
Year ended 6/30/2018	39.68	14.32	1,609,002	0.99	0.99	0.28
Year ended 6/30/2017	37.13	23.37	1,675,920	1.03	1.03	0.28
Year ended 6/30/2016	30.55	–13.23	1,659,480	1.02	1.02	0.75
Year ended 6/30/2015	40.43	–0.70	2,492,532	1.00	1.00	0.35
Class A
Six months ended 12/31/2019*	32.34	0.60	131,883	1.23[3]	1.23[3]	1.76[3]
Year ended 6/30/2019	32.53	–14.48	159,676	1.25	1.25	0.43
Year ended 6/30/2018	39.03	14.05	230,105	1.24	1.24	0.03
Year ended 6/30/2017	36.57	23.05	274,787	1.28	1.28	0.02
Year ended 6/30/2016	30.13	–13.45	322,023	1.27	1.27	0.48
Year ended 6/30/2015	39.91	–0.93	626,544	1.25	1.25	0.10
Class C
Six months ended 12/31/2019*	28.14	0.23	17,601	1.97[3]	1.97[3]	1.02[3]
Year ended 6/30/2019	28.12	–15.15	24,447	2.00	2.00	(0.33)
Year ended 6/30/2018	33.93	13.20	39,383	1.99	1.99	(0.72)
Year ended 6/30/2017	32.26	22.13	50,612	2.03	2.03	(0.74)
Year ended 6/30/2016	26.78	–14.09	64,568	2.02	2.02	(0.27)
Year ended 6/30/2015	36.24	–1.69	128,647	2.00	2.00	(0.65)
Class Z
Period from 9/30/2019[4] to 12/31/2019	32.78	8.73	54	0.86[3]	0.86[3]	2.19[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2019*	2019	2018	2017	2016	2015
Portfolio turnover rate	12%	34%	32%	37%	42%	54%

		Income (loss) from investment operations			Dividends and distributions
Small Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2019*	$53.27	$0.23	$3.14	$3.37	$(0.48)	$(2.16)	$(2.64)
Year ended 6/30/2019	63.89	0.35	(6.34)	(5.99)	(0.33)	(4.30)	(4.63)
Year ended 6/30/2018	59.31	0.29	7.35	7.64	(0.28)	(2.78)	(3.06)
Year ended 6/30/2017	46.46	0.19	12.90	13.09	(0.24)	—	(0.24)
Year ended 6/30/2016	61.67	0.17	(9.57)	(9.40)	(0.16)	(5.65)	(5.81)
Year ended 6/30/2015	66.62	0.27	2.30	2.57	(0.13)	(7.39)	(7.52)
Class A
Six months ended 12/31/2019*	52.98	0.18	3.11	3.29	(0.32)	(2.16)	(2.48)
Year ended 6/30/2019	63.49	0.18	(6.26)	(6.08)	(0.13)	(4.30)	(4.43)
Year ended 6/30/2018	58.93	0.12	7.32	7.44	(0.10)	(2.78)	(2.88)
Year ended 6/30/2017	46.09	0.05	12.79	12.84	—	—	—
Year ended 6/30/2016	61.27	0.04	(9.51)	(9.47)	(0.06)	(5.65)	(5.71)
Year ended 6/30/2015	66.26	0.12	2.28	2.40	—	(7.39)	(7.39)
Class C
Six months ended 12/31/2019*	42.94	(0.01)	2.51	2.50	—	(2.16)	(2.16)
Year ended 6/30/2019	52.65	(0.21)	(5.20)	(5.41)	—	(4.30)	(4.30)
Year ended 6/30/2018	49.60	(0.28)	6.11	5.83	—	(2.78)	(2.78)
Year ended 6/30/2017	39.09	(0.30)	10.81	10.51	—	—	—
Year ended 6/30/2016	53.25	(0.30)	(8.21)	(8.51)	—	(5.65)	(5.65)
Year ended 6/30/2015	58.99	(0.32)	1.97	1.65	—	(7.39)	(7.39)
Class Z
Period from 9/30/2019[4] to 12/31/2019	52.15	0.17	4.34	4.51	(0.53)	(2.16)	(2.69)

				Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2019*	$54.00	6.39%	$656,224	1.05%[3]	1.05%[3]	0.89%[3]
Year ended 6/30/2019	53.27	–8.97	670,391	1.03	1.03	0.61
Year ended 6/30/2018	63.89	13.33	715,194	1.02	1.02	0.47
Year ended 6/30/2017	59.31	28.15	669,810	1.04	1.04	0.35
Year ended 6/30/2016	46.46	–15.63	699,420	1.04	1.04	0.33
Year ended 6/30/2015	61.67	4.64	951,911	1.06	1.06	0.43
Class A
Six months ended 12/31/2019*	53.79	6.28	40,604	1.25[3]	1.25[3]	0.68[3]
Year ended 6/30/2019	52.98	–9.20	44,240	1.28	1.28	0.32
Year ended 6/30/2018	63.49	13.05	70,928	1.27	1.27	0.20
Year ended 6/30/2017	58.93	27.83	89,795	1.29	1.29	0.09
Year ended 6/30/2016	46.09	–15.83	113,335	1.29	1.29	0.07
Year ended 6/30/2015	61.27	4.37	194,587	1.31	1.31	0.19
Class C
Six months ended 12/31/2019*	43.28	5.89	6,181	1.95[3]	1.95[3]	(0.04)[3]
Year ended 6/30/2019	42.94	–9.86	7,496	2.03	2.03	(0.44)
Year ended 6/30/2018	52.65	12.21	13,824	2.02	2.02	(0.55)
Year ended 6/30/2017	49.60	26.85	17,084	2.04	2.04	(0.66)
Year ended 6/30/2016	39.09	–16.46	20,308	2.04	2.04	(0.68)
Year ended 6/30/2015	53.25	3.60	35,172	2.06	2.06	(0.58)
Class Z
Period from 9/30/2019[4] to 12/31/2019	53.97	8.72	54	0.85[3]	0.85[3]	1.25[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2019*	2019	2018	2017	2016	2015
Portfolio turnover rate	16%	40%	29%	29%	45%	43%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2019*	$10.08	$0.06	$0.72	$0.78	$(0.09)	$—	$(0.09)
Year ended 6/30/2019	12.21	0.10	(1.30)	(1.20)	(0.08)	(0.85)	(0.93)
Year ended 6/30/2018	12.06	0.10	1.85	1.95	(0.05)	(1.75)	(1.80)
Year ended 6/30/2017	9.12	0.09	2.94	3.03	(0.09)	—	(0.09)
Year ended 6/30/2016	10.01	0.06	(0.66)	(0.60)	(0.04)	(0.25)	(0.29)
Year ended 6/30/2015	10.00	0.05	0.22	0.27	(0.04)	(0.22)	(0.26)
Class A
Six months ended 12/31/2019*	10.03	0.05	0.71	0.76	(0.06)	—	(0.06)
Year ended 6/30/2019	12.14	0.06	(1.26)	(1.20)	(0.06)	(0.85)	(0.91)
Year ended 6/30/2018	12.01	0.07	1.84	1.91	(0.03)	(1.75)	(1.78)
Year ended 6/30/2017	9.09	0.06	2.93	2.99	(0.07)	—	(0.07)
Year ended 6/30/2016	10.00	0.05	(0.68)	(0.63)	(0.03)	(0.25)	(0.28)
Year ended 6/30/2015	10.00	0.03	0.22	0.25	(0.03)	(0.22)	(0.25)
Class Z
Period from 9/30/2019[4] to 12/31/2019	10.02	0.03	0.82	0.85	(0.10)	—	(0.10)

				Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2019*	$10.77	7.78%	$129,483	0.83%[3]	0.90%[3]	1.22%[3]
Year ended 6/30/2019	10.08	–9.23	95,405	0.90	1.06	0.91
Year ended 6/30/2018	12.21	17.48	40,128	0.90	1.45	0.80
Year ended 6/30/2017	12.06	33.26	19,265	0.90	1.70	0.86
Year ended 6/30/2016	9.12	–5.80	14,446	1.25	2.13	0.72
Year ended 6/30/2015	10.01	2.93	15,337	1.25	3.75	0.48
Class A
Six months ended 12/31/2019*	10.73	7.60	2,669	1.09[3]	1.17[3]	0.93[3]
Year ended 6/30/2019	10.03	–9.35	2,875	1.15	1.36	0.55
Year ended 6/30/2018	12.14	17.18	2,835	1.15	1.70	0.58
Year ended 6/30/2017	12.01	32.86	721	1.15	1.89	0.55
Year ended 6/30/2016	9.09	–6.14	232	1.50	2.38	0.53
Year ended 6/30/2015	10.00	2.71	130	1.50	4.25	0.29
Class Z
Period from 9/30/2019[4] to 12/31/2019	10.77	8.45	54	0.80[3]	0.82[3]	1.29[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2019*	2019	2018	2017	2016	2015
Portfolio turnover rate	37%	84%	95%	58%	89%	40%

		Income (loss) from investment operations			Dividends and distributions
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2019*	$11.55	$0.08	$0.83	$0.91	$(0.13)	$(0.18)	$(0.31)
Year ended 6/30/2019	13.30	0.23	(0.94)	(0.71)	(0.14)	(0.90)	(1.04)
Year ended 6/30/2018	12.82	0.11	1.09	1.20	(0.13)	(0.59)	(0.72)
Year ended 6/30/2017	10.10	0.12	2.70	2.82	(0.10)	—	(0.10)
Year ended 6/30/2016	11.93	0.13	(1.23)	(1.10)	(0.12)	(0.61)	(0.73)
Year ended 6/30/2015	13.31	0.14	(0.46)	(0.32)	(0.30)	(0.76)	(1.06)
Class A
Six months ended 12/31/2019*	11.55	0.07	0.83	0.90	(0.11)	(0.18)	(0.29)
Year ended 6/30/2019	13.28	0.09	(0.83)	(0.74)	(0.09)	(0.90)	(0.99)
Year ended 6/30/2018	12.80	0.07	1.10	1.17	(0.10)	(0.59)	(0.69)
Year ended 6/30/2017	10.09	0.14	2.65	2.79	(0.08)	—	(0.08)
Year ended 6/30/2016	11.91	0.10	(1.23)	(1.13)	(0.08)	(0.61)	(0.69)
Year ended 6/30/2015	13.29	0.10	(0.45)	(0.35)	(0.27)	(0.76)	(1.03)

				Ratios to Average Net Assets
Global Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2019*	$12.15	7.91%	$40,076	0.95%[3]	1.27%[3]	1.43%[3]
Year ended 6/30/2019	11.55	–4.57	39,749	0.96	1.62	2.02
Year ended 6/30/2018	13.30	9.59	8,987	1.10	2.87	0.83
Year ended 6/30/2017	12.82	27.93	7,694	1.10	3.37	1.00
Year ended 6/30/2016	10.10	–9.25	5,199	1.10	4.14	1.25
Year ended 6/30/2015	11.93	–1.98	6,144	1.10	4.34	1.11
Class A
Six months ended 12/31/2019*	12.16	7.80	220	1.20[3]	1.52[3]	1.14[3]
Year ended 6/30/2019	11.55	–4.85	238	1.24	2.64	0.72
Year ended 6/30/2018	13.28	9.36	732	1.35	3.12	0.55
Year ended 6/30/2017	12.80	27.69	436	1.35	3.37	1.19
Year ended 6/30/2016	10.09	–9.47	100	1.35	4.39	0.96
Year ended 6/30/2015	11.91	–2.22	110	1.35	4.77	0.79

	Six Months Ended	Year Ended June 30,
	December 31, 2019*	2019	2018	2017	2016	2015
Portfolio turnover rate	14%	36%	43%	38%	52%	42%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
International Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2019*	$9.77	$0.08	$0.94	$1.02	$(0.19)	$(0.16)	$(0.35)
Year ended 6/30/2019	11.57	0.19	(1.27)	(1.08)	(0.14)	(0.58)	(0.72)
Year ended 6/30/2018	11.85	0.11	0.31	0.42	(0.13)	(0.57)	(0.70)
Year ended 6/30/2017	9.76	0.12	2.38	2.50	(0.17)	(0.24)	(0.41)
Period from 12/31/2015[4] to 6/30/2016	10.00	0.16	(0.40)	(0.24)	—	—	—

				Ratios to Average Net Assets
International Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2019*	$10.44	10.51%	$2,579	0.95%[3]	5.76%[3]	1.60%[3]
Year ended 6/30/2019	9.77	–9.04	2,334	0.99	5.94	1.85
Year ended 6/30/2018	11.57	3.50	2,543	1.15	6.01	0.90
Year ended 6/30/2017	11.85	26.14	2,422	1.15	7.36	1.12
Period from 12/31/2015[4] to 6/30/2016	9.76	–2.40	1,806	1.15[3]	12.67[3]	3.17[3]

	Six Months Ended December 31,	Year Ended June 30,			Period December 31, 2015[4] through June 30,
	2019*	2019	2018	2017	2016
Portfolio turnover rate	12%	42%	33%	34%	17%

		Income (loss) from investment operations			Dividends and distributions
Value Opportunities Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2019*	$28.08	$0.27	$1.31	$1.58	$(0.32)	$(0.36)	$(0.68)
Year ended 6/30/2019	30.38	0.30	0.09	0.39	(0.31)	(2.38)	(2.69)
Year ended 6/30/2018	27.99	0.40	2.93	3.33	(0.53)	(0.41)	(0.94)
Year ended 6/30/2017	22.21	0.38	5.99	6.37	(0.59)	—	(0.59)
Year ended 6/30/2016	29.13	0.69	(3.68)	(2.99)	(0.49)	(3.44)	(3.93)
Year ended 6/30/2015	29.88	0.41	1.35	1.76	(0.42)	(2.09)	(2.51)
Class A
Six months ended 12/31/2019*	28.12	0.24	1.31	1.55	(0.24)	(0.36)	(0.60)
Year ended 6/30/2019	30.40	0.22	0.10	0.32	(0.22)	(2.38)	(2.60)
Year ended 6/30/2018	28.00	0.31	2.95	3.26	(0.45)	(0.41)	(0.86)
Year ended 6/30/2017	22.21	0.31	5.99	6.30	(0.51)	—	(0.51)
Year ended 6/30/2016	29.13	0.63	(3.69)	(3.06)	(0.42)	(3.44)	(3.86)
Year ended 6/30/2015	29.88	0.34	1.36	1.70	(0.36)	(2.09)	(2.45)
Class C
Six months ended 12/31/2019*	25.94	0.13	1.20	1.33	(0.04)	(0.36)	(0.40)
Year ended 6/30/2019	28.22	0.01	0.10	0.11	(0.01)	(2.38)	(2.39)
Year ended 6/30/2018	26.04	0.08	2.74	2.82	(0.23)	(0.41)	(0.64)
Year ended 6/30/2017	20.68	0.11	5.57	5.68	(0.32)	—	(0.32)
Year ended 6/30/2016	27.41	0.42	(3.47)	(3.05)	(0.24)	(3.44)	(3.68)
Year ended 6/30/2015	28.31	0.12	1.27	1.39	(0.20)	(2.09)	(2.29)
Class Z
Period from 9/30/2019[4] to 12/31/2019	27.79	0.14	1.74	1.88	(0.34)	(0.36)	(0.70)

				Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2019*	$28.98	5.67%	$595,394	0.96%[3]	0.96%[3]	1.93%[3]
Year ended 6/30/2019	28.08	2.45	588,097	0.96	0.96	1.05
Year ended 6/30/2018	30.38	12.11	453,184	0.97	0.97	1.36
Year ended 6/30/2017	27.99	28.79	347,924	0.99	0.99	1.46
Year ended 6/30/2016	22.21	–10.48	259,421	1.00	1.00	2.80
Year ended 6/30/2015	29.13	6.75	363,363	0.96	0.96	1.42
Class A
Six months ended 12/31/2019*	29.07	5.55	121,474	1.21[3]	1.21[3]	1.68[3]
Year ended 6/30/2019	28.12	2.18	131,050	1.21	1.21	0.77
Year ended 6/30/2018	30.40	11.84	136,325	1.22	1.22	1.07
Year ended 6/30/2017	28.00	28.47	136,525	1.24	1.24	1.21
Year ended 6/30/2016	22.21	–10.71	132,870	1.25	1.25	2.55
Year ended 6/30/2015	29.13	6.47	201,477	1.21	1.21	1.19
Class C
Six months ended 12/31/2019*	26.87	5.16	43,775	1.91[3]	1.91[3]	0.99[3]
Year ended 6/30/2019	25.94	1.44	47,021	1.96	1.96	0.02
Year ended 6/30/2018	28.22	10.99	49,624	1.97	1.97	0.30
Year ended 6/30/2017	26.04	27.53	57,953	1.99	1.99	0.46
Year ended 6/30/2016	20.68	–11.37	63,637	2.00	2.00	1.84
Year ended 6/30/2015	27.41	5.65	76,647	1.96	1.96	0.43
Class Z
Period from 9/30/2019[4] to 12/31/2019	28.97	6.80	20,755	0.84[3]	0.84[3]	1.93[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2019*	2019	2018	2017	2016	2015
Portfolio turnover rate	16%	60%	55%	83%	62%	101%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Capital Income Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2019*	$12.03	$0.22	$0.25	$0.47	$(0.27)	$—	$(0.27)
Year ended 6/30/2019	12.84	0.41	(0.81)	(0.40)	(0.41)	—	(0.41)
Year ended 6/30/2018	12.51	0.45	0.37	0.82	(0.49)	—	(0.49)
Year ended 6/30/2017	10.56	0.45	2.00	2.45	(0.50)	—	(0.50)
Year ended 6/30/2016	12.22	0.51	(1.13)	(0.62)	(0.54)	(0.50)	(1.04)
Year ended 6/30/2015	12.85	0.47	(0.38)	0.09	(0.52)	(0.20)	(0.72)
Class A
Six months ended 12/31/2019*	12.56	0.22	0.27	0.49	(0.26)	—	(0.26)
Year ended 6/30/2019	13.36	0.40	(0.83)	(0.43)	(0.37)	—	(0.37)
Year ended 6/30/2018	13.01	0.43	0.38	0.81	(0.46)	—	(0.46)
Year ended 6/30/2017	10.97	0.44	2.07	2.51	(0.47)	—	(0.47)
Year ended 6/30/2016	12.65	0.50	(1.17)	(0.67)	(0.51)	(0.50)	(1.01)
Year ended 6/30/2015	13.24	0.44	(0.35)	0.09	(0.48)	(0.20)	(0.68)

				Ratios to Average Net Assets
Capital Income Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2019*	$12.23	3.98%	$10,769	0.80%[3]	1.50%[3]	3.74%[3]
Year ended 6/30/2019	12.03	–3.13	13,804	0.80	1.35	3.37
Year ended 6/30/2018	12.84	6.71	20,005	0.80	1.26	3.55
Year ended 6/30/2017	12.51	23.54	20,582	0.80	1.27	3.83
Year ended 6/30/2016	10.56	–4.77	20,873	0.80	1.18	4.63
Year ended 6/30/2015	12.22	0.69	33,958	0.80	1.05	3.75
Class A
Six months ended 12/31/2019*	12.79	3.93	11,690	1.05[3]	1.79[3]	3.49[3]
Year ended 6/30/2019	12.56	–3.17	12,890	1.05	1.60	3.16
Year ended 6/30/2018	13.36	6.34	16,810	1.05	1.51	3.28
Year ended 6/30/2017	13.01	23.17	21,171	1.05	1.52	3.56
Year ended 6/30/2016	10.97	–4.99	17,309	1.05	1.43	4.36
Year ended 6/30/2015	12.65	0.73	42,398	1.05	1.30	3.39

	Six Months Ended	Year Ended June 30,
	December 31, 2019*	2019	2018	2017	2016	2015
Portfolio turnover rate	12%	43%	46%	71%	93%	62%

		Income (loss) from investment operations			Dividends and distributions
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2019*	$11.69	$0.34	$(0.16)[4]	$0.18	$(0.34)	$—	$(0.34)
Year ended 6/30/2019	11.90	0.69	(0.21)[4]	0.48	(0.69)	—	(0.69)
Year ended 6/30/2018	12.26	0.72	(0.37)[4]	0.35	(0.71)	—	(0.71)
Year ended 6/30/2017	11.47	0.75	0.79[4]	1.54	(0.75)	—	(0.75)
Year ended 6/30/2016	12.51	0.76	(0.94)[4]	(0.18)	(0.77)	(0.09)	(0.86)
Year ended 6/30/2015	13.37	0.70	(0.75)[4]	(0.05)	(0.71)	(0.10)	(0.81)
Class A
Six months ended 12/31/2019*	11.62	0.33	(0.16)[4]	0.17	(0.33)	—	(0.33)
Year ended 6/30/2019	11.83	0.65	(0.20)[4]	0.45	(0.66)	—	(0.66)
Year ended 6/30/2018	12.18	0.69	(0.37)[5]	0.32	(0.67)	—	(0.67)
Year ended 6/30/2017	11.40	0.72	0.78[4]	1.50	(0.72)	—	(0.72)
Year ended 6/30/2016	12.43	0.73	(0.94)[4]	(0.21)	(0.73)	(0.09)	(0.82)
Year ended 6/30/2015	13.29	0.67	(0.75)[5]	(0.08)	(0.68)	(0.10)	(0.78)
Class C
Six months ended 12/31/2019*	11.68	0.29	(0.16)	0.13	(0.29)	—	(0.29)
Year ended 6/30/2019	11.89	0.57	(0.21)	0.36	(0.57)	—	(0.57)
Year ended 6/30/2018	12.26	0.60	(0.38)[4]	0.22	(0.59)	—	(0.59)
Year ended 6/30/2017	11.47	0.63	0.79[4]	1.42	(0.63)	—	(0.63)
Year ended 6/30/2016	12.50	0.65	(0.94)[6]	(0.29)	(0.65)	(0.09)	(0.74)
Year ended 6/30/2015	13.36	0.58	(0.76)[4]	(0.18)	(0.58)	(0.10)	(0.68)
Class Z
Six months ended 12/31/2019*	11.70	0.35	(0.16)[4]	0.19	(0.35)	—	(0.35)
Year ended 6/30/2019	11.90	0.70	(0.20)	0.50	(0.70)	—	(0.70)
Period from 3/29/2018[7] to 6/30/2018	12.00	0.18	(0.11)	0.07	(0.17)	—	(0.17)

				Ratios to Average Net Assets
High Yield Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2019*	$11.53	1.62%	$1,696,947	0.70%[3]	0.75%[3]	5.95%[3]
Year ended 6/30/2019	11.69	4.19	1,825,782	0.70	0.75	5.87
Year ended 6/30/2018	11.90	2.87	1,918,320	0.70	0.74	5.93
Year ended 6/30/2017	12.26	13.75	2,091,104	0.70	0.74	6.22
Year ended 6/30/2016	11.47	–1.12	1,884,613	0.70	0.74	6.59
Year ended 6/30/2015	12.51	–0.26	2,060,504	0.70	0.73	5.56
Class A
Six months ended 12/31/2019*	11.46	1.48	196,151	0.95[3]	1.02[3]	5.67[3]
Year ended 6/30/2019	11.62	3.92	303,367	0.95	1.00	5.62
Year ended 6/30/2018	11.83	2.68	466,960	0.95	0.99	5.69
Year ended 6/30/2017	12.18	13.42	566,806	0.95	0.99	5.99
Year ended 6/30/2016	11.40	–1.34	603,081	0.95	0.99	6.35
Year ended 6/30/2015	12.43	–0.54	682,129	0.95	0.98	5.31
Class C
Six months ended 12/31/2019*	11.52	1.14	3,470	1.64[3]	1.68[3]	5.01[3]
Year ended 6/30/2019	11.68	3.15	3,599	1.70	1.75	4.88
Year ended 6/30/2018	11.89	1.76	3,380	1.70	1.74	4.93
Year ended 6/30/2017	12.26	12.62	3,010	1.70	1.74	5.22
Year ended 6/30/2016	11.47	–2.02	2,737	1.70	1.74	5.61
Year ended 6/30/2015	12.50	–1.25	3,581	1.70	1.73	4.53
Class Z
Six months ended 12/31/2019*	11.54	1.67	464,249	0.60[3]	0.64[3]	6.05[3]
Year ended 6/30/2019	11.70	4.38	401,268	0.60	0.65	5.99
Period from 3/29/2018[7] to 6/30/2018	11.90	0.59	328,769	0.60[3]	0.70[3]	6.54[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2019*	2019	2018	2017	2016	2015
Portfolio turnover rate	23%	41%	38%	46%	45%	44%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Redemption fees per share were less than $0.005.

5  Includes redemption fees per share of $0.01.

6  Includes redemption fees per share of $0.02.

7  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

DECEMBER 31, 2019 (UNAUDITED)

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of ten series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley International Value Fund, the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have four classes of shares: Class I, Class A, Class C and Class Z. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A and Class C shares bear certain expenses related to the distribution and servicing expenditures. Currently, the International Value Fund is not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Capital Income Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and Capital Income Fund are not offering Class Z shares to investors. Effective August 29, 2019, Class R shares converted to Class A shares for the Large Cap Value Fund and Mid-Cap Value Fund.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued on the basis of quotes obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of December 31, 2019:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$101,006,996	$513,965,575	$858,636,593	$688,650,156	$127,206,458
Money Market Funds	—	755,000	1,790,955	10,420,489	—
Time Deposits	306,207	3,443,771	22,487,508	12,124,832	1,797,091
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	43,845,337	2,009,136	—
Industrials	—	—	27,719,680	—	—
Level 3 — Significant unobservable inputs	—	—	—	—	—
Total Investments	$101,313,203	$518,164,346	$954,480,073	$713,204,613	$129,003,549
	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$26,456,078	$688,657	$635,502,030	$12,012,289	$6,251,636
Preferred Stocks	—	—	2,403,434	—	—
Purchased Put Options	—	—	6,621,765	—	—
Warrants	—	—	1,206,872	—	—
Money Market Funds	—	—	15,057,125	326,694	30,147,755
Time Deposits	667,255	32,401	22,965,234	90,262	24,422,157
Level 2 — Other significant observable market inputs:
Common Stocks:
Communication Services	—	79,457	—	—	—
Consumer Discretionary	959,788	120,884	—	—	—
Consumer Staples	1,853,909	219,651	11,420,144	—	—
Energy	471,890	143,832	18,604,476	368,582	—
Energy — Exploration & Production	—	—	—	—	2,825,480
Financials	6,552,536	667,221	—	188,094	—
Health Care	—	177,748	—	—	—
Industrials	2,574,240	330,233	24,695,955	198,306	—
Information Technology	632,936	131,212	—	—	—
Preferred Stocks:
Financials	—	—	657,491	—	—
Convertible Bonds	—	—	—	79,000	11,988,213
Corporate Bonds	—	—	28,142,885	7,146,055	1,975,196,977
Term Loans	—	—	24,159,639	960,970	182,249,449
Purchased Put Options	—	—	452,550	—	—
Warrants	—	—	0	—	0
Level 3 — Significant unobservable inputs:
Common Stocks:
Automakers	—	—	—	—	0
Consumer Discretionary	—	—	—	253,274	—
Energy	—	—	—	18	—
Energy — Exploration & Production	—	—	—	—	1,597
Industrials	—	—	—	120,748	—
Materials	—	—	11,831,001	488,414	—
Metals/Mining Excluding Steel	—	—	—	—	47,681,031
Oil Field Equipment & Services	—	—	—	—	6,543,209
Specialty Retail	—	—	—	—	21,214,751
Preferred Stocks:
Consumer Staples	—	—	—	0	—
Food — Wholesale	—	—	—	—	0
Corporate Bonds	—	—	—	153,887	22,189,279
Term Loans	—	—	3,272,683	27,184	2,229,945
Total Investments	$40,168,632	$2,591,296	$806,993,284	$22,413,777	$2,332,941,479
Other Financial Instruments
Level 1 — Quoted prices in an active market:
Futures Contracts*			$79,070
Level 2 — Other significant observable market inputs			—
Level 3 — Significant unobservable inputs			—
Total Other Financial Instruments			$79,070

* Futures contracts are derivative instruments not reflected on the Schedule of Investments and are reflected at the unrealized appreciation (depreciation) on the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of December 31, 2019:

	Fair Value at December 31, 2019	Valuation Techniques	Unobservable Inputs	Input Values	Impact to Valuation from an Increase to Input
Value Opportunities
Common Stocks	$11,831,001	Market comparable companies	EBIT multiple	4x - 10x	Increase
Term Loans	3,272,683	Market quote (stale)	N/A	$100.00	Increase
	$15,103,684
Capital Income
Common Stocks:	$253,274	Calculation of enterprise value using: Discounted cash flows Market comparable companies Transaction analysis	Yield (Discount rate of cash flows) EBITDA multiple Guideline transactions	9.75% - 11.75% 6x - 8x $499 Million - $602 Million	Decrease Increase Increase
	2	Estimated recovery value	Probability of asset recovery	$0	Increase
	16	Last traded price (stale)	N/A	$0.01	Increase
	609,162	Market comparable companies	EBIT multiple	4x - 10x	Increase
Total Common Stocks	862,454
Preferred Stocks	0	Calculation of enterprise
		value using: Market comparable companies Transaction analysis	EBITDA multiple EBITDA multiple	12x - 13x 6x - 9x	Increase Increase
Corporate Bonds	153,887	Estimated recovery value	N/A	$15.00 - $90.00	Increase
Term Loans	27,184	Market quote (stale)	N/A	$100.00	Increase
	$1,043,525
High Yield
Common Stocks:	$21,214,751	Calculation of enterprise value using: Discounted cash flows Market comparable companies Transaction analysis	Yield (Discount rate of cash flows) EBITDA multiple Guideline transactions	9.75% - 11.75% 6x - 8x $499 Million - $602 Million	Decrease Increase Increase
	435	Estimated recovery value	Probability of asset recovery	$0	Increase
	1,162	Last traded price (stale)	N/A	$0.01	Increase
	54,224,240	Market comparable companies	EBIT multiple	4x - 10x	Increase
Total Common Stocks	75,440,588
Preferred Stocks	0	Calculation of enterprise
		value using: Market comparable companies	EBITDA multiple	12x - 13x	Increase
		Transaction analysis	EBITDA multiple	6x - 9x	Increase
Corporate Bonds	22,189,279	Estimated recovery value	N/A	$15.00 - $90.00	Increase
Term Loans	2,229,945	Market quote (stale)	N/A	$100.00	Increase
	$99,859,812

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Value Opportunities
	Common Stocks	Term Loans	Total
Balance at June 30, 2019	$7,053,582	$3,802,486	$10,856,068
Purchases	451,436	—	451,436
Sales	—	(529,803)	(529,803)
Accrued discounts (premiums)	—	—	—
Realized gains (losses)	—	—	—
Change in unrealized appreciation (depreciation)	4,325,983	—	4,325,983
Transfers into Level 3	—	—	—
Balance at December 31, 2019	$11,831,001	$3,272,683	$15,103,684
Change in unrealized appreciation (depreciation) for Level 3 assets held at December 31, 2019	$4,325,983	$—	$4,325,983

	Capital Income
	Common Stocks	Preferred Stocks	Corporate Bonds	Term Loans	Total
Balance at June 30, 2019	$722,262	$45,589	$86,500	$31,585	$885,936
Purchases	82,799	—	—	—	82,799
Sales	—	—	—	(4,401)	(4,401)
Accrued discounts (premiums)	—	—	(155)	—	(155)
Realized gains (losses)	—	—	—	—	—
Change in unrealized appreciation (depreciation)	57,391	(45,589)	(16,095)	—	(4,293)
Transfers into Level 3	2	—	83,637	—	83,639
Balance at December 31, 2019	$862,454	$0	$153,887	$27,184	$1,043,525
Change in unrealized appreciation (depreciation) for Level 3 assets held at December 31, 2019	$57,391	$(45,589)	$(16,095)	$—	$(4,293)
	High Yield
	Common Stocks	Preferred Stocks	Corporate Bonds	Term Loans	Total
Balance at June 30, 2019	$63,227,625	$7,357,494	$10,707,900	$2,590,943	$83,883,962
Purchases	7,361,569	—	—	—	7,361,569
Sales	—	—	—	(360,998)	(360,998)
Accrued discounts (premiums)	—	—	—	—	—
Realized gains (losses)	—	—	—	—	—
Change in unrealized appreciation (depreciation)	4,850,959	(7,357,494)	(2,019,000)	—	(4,525,535)
Transfers into Level 3	435	—	13,500,379	—	13,500,814
Balance at December 31, 2019	$75,440,588	$0	$22,189,279	$2,229,945	$99,859,812
Change in unrealized appreciation (depreciation) for Level 3 assets held at December 31, 2019	$4,850,959	$(7,357,494)	$(2,019,000)	$—	$(4,525,535)

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the Capital Income Fund and High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses and do not isolate the portion of unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Futures Contracts. The Value Opportunities Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Advisor, on behalf of the Value Opportunities Fund, Capital Income Fund and High Yield Fund, is party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund, Capital Income Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of December 31, 2019:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities
Equity Contracts:
Purchased Put Options	Long-term investments	$7,074,315
Foreign Exchange Contracts:
Futures Contracts	Total distributable earnings (losses)*	79,070

* Includes cumulative appreciation of futures contracts as reported in the Schedule of Futures Contracts.

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation (depreciation) on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended December 31, 2019:

Realized Gains (Losses) on Derivatives

	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—	$2,203	$523,107

Change in Unrealized Appreciation (Depreciation) on Derivatives

	Value Opportunities
Equity Contracts:
Purchased Put Options	$(9,771,988	)*
Foreign Exchange Contracts:
Futures Contracts	79,070

* Included with net change in unrealized appreciation (depreciation) of securities of unaffiliated issuers and foreign currency transactions.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the six months ended December 31, 2019:

Average Quarterly Balance of Outstanding Derivatives

	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Average Number of Contracts — Credit Default Swap Contracts	—	—	—
Average Notional Amount — Credit Default Swap Contracts	$—	$—	$—
Equity Contracts:
Average Number of Contracts — Purchased Put Options	5,718	—	—
Average Notional Amount — Purchased Put Options	$39,976,817	$—	$—
Foreign Exchange Contracts:
Average Number of Contracts — Futures Contracts	50	—	—
Average Notional Amount — Futures Contracts	$4,153,750	$—	$—

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of December 31, 2019:

		Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Received*	Net Amount
Securities Lending:
Large Cap Value	$736,578	$—	$(736,578)	$—
Mid-Cap Value	1,729,956	—	(1,729,956)	—
Small Cap Value	10,174,965	—	(10,174,965)	—
Value Opportunities	14,754,135	—	(14,754,135)	—

* Actual collateral received is greater than the amount shown due to overcollateralization.

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through August 29, 2020.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Annual Advisory Fee Rate	0.70%[1]	0.70%[2]	0.75%[3]	0.75%	0.65%	0.75%	0.80%	0.75%	0.65%	0.55%
Annual cap on expenses — Class I	0.80%	0.95%	1.15%	1.25%	0.80%	0.95%	0.95%	1.25%	0.80%	0.70%
Annual cap on expenses — Class A	1.05%	1.20%	1.40%	1.50%	1.05%	1.20%	1.20%	1.50%	1.05%	0.95%

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Annual cap on expenses — Class C	1.80%	1.95%	2.15%	2.25%	1.80%	1.95%	1.95%	2.25%	1.80%	1.70%
Annual cap on expenses — Class Z	0.80%	0.95%	1.15%	1.25%	0.80%	0.95%	0.95%	1.25%	0.80%	0.60%

1 The Annual Advisory Fee Rate is 0.70% for the first $250 million in assets, 0.60% for the next $250 million in assets and 0.50% thereafter.

2 The Annual Advisory Fee Rate is 0.70% for the first $500 million in assets, 0.60% for the next $500 million in assets and 0.55% thereafter.

3 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

The following rates were effective prior to August 29, 2019:

Small Cap Diversified Value
Annual cap on expenses — Class I	0.90%
Annual cap on expenses — Class A	1.15%
Annual cap on expenses — Class C	1.90%
Annual cap on expenses — Class Z	0.90%

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R1	0.50%

1 Effective August 29, 2019, Class R shares converted to Class A shares for the Large Cap Value Fund and Mid-Cap Value Fund.

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A and Class C shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations. Class Z shares are not subject to these fees.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the six months ended December 31, 2019, the Funds' did not have any of the these purchases and sales.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2019 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Purchases	$11,160,336	$39,175,534	$127,499,769	$106,679,760	$65,197,354	$5,323,160	$287,066	$118,312,057	$2,904,307	$547,758,243
Sales	17,670,954	43,695,837	378,239,894	152,741,599	38,892,298	7,138,895	302,096	125,516,883	7,532,609	687,305,146

The Funds did not have any purchases or sales of U.S. Government securities for the six months ended December 31, 2019.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2019:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Tax cost of investments	$112,408,698	$502,093,564	$1,339,609,110	$719,067,701	$95,008,738	$38,557,133	$2,522,049	$710,541,784	$27,763,862	$2,568,144,572
Gross unrealized appreciation	11,750,360	57,544,904	159,900,099	91,090,843	5,910,733	2,590,828	172,441	95,619,743	2,477,104	83,797,463
Gross unrealized depreciation	(23,644,885)	(77,182,580)	(300,368,811)	(112,145,760)	(7,642,129)	(2,587,009)	(347,452)	(65,578,316)	(3,879,833)	(182,491,894)
Net unrealized appreciation (depreciation)	(11,894,525)	(19,637,676)	(140,468,712)	(21,054,917)	(1,731,396)	3,819	(175,011)	30,041,427	(1,402,729)	(98,694,431)
Distributable ordinary income (as of 6/30/19)*	1,715,852	4,191,521	9,706,100	8,384,797	327,456	864,609	52,271	10,774,747	168,631	1,353,992
Distributable long-term gains (as of 6/30/19)	—	—	—	12,825,522	—	160,866	31,599	3,631,159	—	—
Total distributable earnings	1,715,852	4,191,521	9,706,100	21,210,319	327,456	1,025,475	83,870	14,405,906	168,631	1,353,992
Other accumulated losses	(29,445,355)	(3,343,716)	(36,556,336)	—	(1,747,483)	—	—	—	(300,527)	(124,908,566)
Total accumulated gains (losses)	$(39,624,028)	$(18,789,871)	$(167,318,948)	$155,402	$(3,151,423)	$1,029,294	$(91,141)	$44,447,333	$(1,534,625)	$(222,249,005)

* Includes distributable short-term gains of $4,756,826 for the Small Cap Value Fund, $436,859 for the Global Value Fund, $7,687 for the International Value Fund and $5,926,452 for the Value Opportunities Fund.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2019, the Global Value Fund held securities with $4,278 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2019, the Small Cap Diversified Value Fund held securities with $36,516 of net unrealized appreciation relating to the transfers.

The tax components of distributions paid during the fiscal years ended June 30, 2019 and 2018, capital loss carryovers as of June 30, 2019, and any tax basis late year losses as of June 30, 2019, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2019					June 30, 2018
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$1,280,234	$—	$29,445,355[1]	$—	$—	$1,972,008	$—
Large Cap Value	8,139,522	3,973,656	—	—	3,343,716[4]	5,847,545	—
Mid-Cap Value	22,954,934	17,470,309	—	—	36,556,336[5]	7,015,174	115,849,489
Small Cap Value	14,330,987	44,274,755	—	—	—	7,785,649	30,558,275
Small Cap Diversified Value	1,723,003	1,457,773	—	—	1,743,192[6]	1,255,591	2,330,107
Global Value	180,054	545,615	—	—	—	141,786	315,963
International Value	38,921	119,730	—	—	—	31,134	113,434
Value Opportunities	24,999,077	34,454,111	—	—	—	10,183,262	7,767,590
Capital Income	991,795	—	287,132[2]	—	—	1,450,914	—
High Yield	153,991,603	—	122,941,395[3]	—	—	157,623,296	—

1 Long-term with no expiration.

2 Short-term with no expiration.

3 $914,699 is short-term with no expiration and $122,026,696 is long-term with no expiration.

4 $19,266 is short-term post-October loss and $3,324,450 is long-term post-October loss.

5 Short-term post-October loss.

6 $1,696,315 is short-term post-October loss and $37,877 is long-term post-October loss.

As of and during the year ended June 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2019, the Funds did not incur any interest or penalties. The tax years ended June 30, 2016 through June 30, 2019 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2019
Diversified Value Fund
Class I	57,855	$1,091,712	53,943	$1,075,088	(303,152)	$(5,807,047)	(191,354)	$(3,640,247)
Class A	21,968	424,584	11,172	223,673	(136,586)	(2,618,892)	(103,446)	(1,970,635)
Class C	280	5,346	496	9,899	(17,871)	(334,448)	(17,095)	(319,203)
Total net increase (decrease)	80,103	1,521,642	65,611	1,308,660	(457,609)	(8,760,387)	(311,895)	(5,930,085)
Large Cap Value Fund
Class I	1,251,111	41,223,941	158,415	5,563,526	(1,266,521)	(42,294,972)	143,005	4,492,495
Class A (Note 10)	466,626	15,523,921	35,625	1,246,516	(751,474)	(25,562,250)	(249,223)	(8,791,813)
Class C	6,721	224,415	1,905	65,888	(47,245)	(1,532,455)	(38,619)	(1,242,152)
Class R (Note 10)	3,653	116,790	—	—	(159,160)	(5,081,991)	(155,507)	(4,965,201)
Class Z	1,510	50,014	26	901	—	—	1,536	50,915
Total net increase (decrease)	1,729,621	57,139,081	195,971	6,876,831	(2,224,400)	(74,471,668)	(298,808)	(10,455,756)
Mid-Cap Value Fund
Class I	2,160,194	67,145,201	384,208	12,359,978	(9,660,191)	(303,251,490)	(7,115,789)	(223,746,311)
Class A (Note 10)	529,463	16,123,867	29,051	921,797	(1,389,659)	(42,847,829)	(831,145)	(25,802,165)
Class C	12,751	342,357	776	21,420	(257,470)	(6,671,549)	(243,943)	(6,307,772)
Class R (Note 10)	4,076	126,658	—	—	(128,982)	(3,653,136)	(124,906)	(3,526,478)
Class Z	1,631	50,014	28	908	—	—	1,659	50,922
Total net increase (decrease)	2,708,115	83,788,097	414,063	13,304,103	(11,436,302)	(356,424,004)	(8,314,124)	(259,331,804)
Small Cap Value Fund
Class I	1,072,644	55,908,313	319,026	17,010,444	(1,823,285)	(95,866,191)	(431,615)	(22,947,434)
Class A	66,029	3,429,847	21,584	1,146,521	(167,757)	(8,715,431)	(80,144)	(4,139,063)
Class C	3,694	155,786	5,383	230,191	(40,849)	(1,691,743)	(31,772)	(1,305,766)
Class Z	959	50,014	48	2,581	—	—	1,007	52,595
Total net increase (decrease)	1,143,326	59,543,960	346,041	18,389,737	(2,031,891)	(106,273,365)	(542,524)	(28,339,668)
Small Cap Diversified Value Fund
Class I	4,631,340	46,981,703	101,881	1,088,093	(2,178,499)	(21,112,966)	2,554,722	26,956,830
Class A	27,499	274,873	1,352	14,382	(66,883)	(656,910)	(38,032)	(367,655)
Class Z	4,990	50,000	45	478	—	—	5,035	50,478
Total net increase (decrease)	4,663,829	47,306,576	103,278	1,102,953	(2,245,382)	(21,769,876)	2,521,725	26,639,653
Global Value Fund
Class I	132,860	1,536,496	77,760	936,235	(353,475)	(4,147,049)	(142,855)	(1,674,318)
Class A	4,269	51,420	354	4,267	(7,119)	(83,203)	(2,496)	(27,516)
Total net increase (decrease)	137,129	1,587,916	78,114	940,502	(360,594)	(4,230,252)	(145,351)	(1,701,834)
International Value Fund
Class I	—	—	8,159	83,874	—	—	8,159	83,874
Total net increase	—	—	8,159	83,874	—	—	8,159	83,874

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2019
Value Opportunities Fund
Class I	1,627,683	$45,493,383	346,569	$9,884,142	(2,372,679)	$(65,984,588)	(398,427)	$(10,607,063)
Class A	337,129	9,299,576	64,990	1,860,010	(883,443)	(24,953,508)	(481,324)	(13,793,922)
Class C	67,512	1,744,311	20,419	540,288	(271,553)	(6,973,076)	(183,622)	(4,688,477)
Class Z	699,410	19,436,623	17,121	488,112	—	—	716,531	19,924,735
Total net increase (decrease)	2,731,734	75,973,893	449,099	12,772,552	(3,527,675)	(97,911,172)	(346,842)	(9,164,727)
Capital Income Fund
Class I	12,173	142,336	19,052	226,466	(298,453)	(3,459,352)	(267,228)	(3,090,550)
Class A	8,254	101,335	14,748	183,225	(134,838)	(1,673,000)	(111,836)	(1,388,440)
Total net increase (decrease)	20,427	243,671	33,800	409,691	(433,291)	(5,132,352)	(379,064)	(4,478,990)
High Yield Fund
Class I	21,726,321	249,307,779	4,314,061	49,457,930	(35,043,337)	(400,861,355)[1]	(9,002,955)	(102,095,646)
Class A	639,148	7,280,523	579,681	6,610,462	(10,213,055)	(116,726,951)[1]	(8,994,226)	(102,835,966)
Class C	12,794	146,308	6,004	68,784	(25,742)	(293,656)	(6,944)	(78,564)
Class Z	8,235,840	94,612,237	312,759	3,587,004	(2,615,889)	(30,138,499)[1]	5,932,710	68,060,742
Total net increase (decrease)	30,614,103	351,346,847	5,212,505	59,724,180	(47,898,023)	(548,020,461)	(12,071,415)	(136,949,434)
Year Ended June 30, 2019
Diversified Value Fund
Class I	230,995	4,308,636	47,595	793,407	(410,190)	(7,597,837)	(131,600)	(2,495,794)
Class A	139,026	2,546,023	11,487	192,296	(362,761)	(6,593,112)	(212,248)	(3,854,793)
Class C	11,123	193,059	279	4,644	(36,751)	(657,557)	(25,349)	(459,854)
Total net increase (decrease)	381,144	7,047,718	59,361	990,347	(809,702)	(14,848,506)	(369,197)	(6,810,441)
Large Cap Value Fund
Class I	4,188,167	130,285,912	262,252	7,694,461	(1,969,489)	(62,799,204)	2,480,930	75,181,169
Class A	268,996	8,557,570	85,814	2,510,069	(779,122)	(25,161,630)	(424,312)	(14,093,991)
Class C	128,124	3,936,925	6,237	180,130	(109,077)	(3,429,075)	25,284	687,980
Class R	27,362	881,858	1,823	54,002	(78,923)	(2,578,673)	(49,738)	(1,642,813)
Total net increase (decrease)	4,612,649	143,662,265	356,126	10,438,662	(2,936,611)	(93,968,582)	2,032,164	60,132,345
Mid-Cap Value Fund
Class I	5,685,098	200,404,082	992,963	31,933,680	(15,684,749)	(547,940,675)	(9,006,688)	(315,602,913)
Class A	630,763	22,273,194	92,293	2,920,139	(1,709,764)	(58,842,995)	(986,708)	(33,649,662)
Class C	74,641	2,191,937	19,489	535,374	(385,659)	(11,453,424)	(291,529)	(8,726,113)
Class R	29,227	1,012,997	1,255	39,820	(76,148)	(2,640,965)	(45,666)	(1,588,148)
Total net increase (decrease)	6,419,729	225,882,210	1,106,000	35,429,013	(17,856,320)	(620,878,059)	(10,330,591)	(359,566,836)
Small Cap Value Fund
Class I	3,712,196	211,303,635	585,859	29,544,854	(2,907,640)	(163,391,226)	1,390,415	77,457,263
Class A	216,885	11,849,207	50,148	2,518,416	(549,145)	(30,599,733)	(282,112)	(16,232,110)
Class C	8,392	362,222	18,263	746,424	(114,623)	(5,171,753)	(87,968)	(4,063,107)
Total net increase (decrease)	3,937,473	223,515,064	654,270	32,809,694	(3,571,408)	(199,162,712)	1,020,335	57,162,046
Small Cap Diversified Value Fund
Class I	6,873,443	70,018,521	311,362	2,939,253	(1,009,533)	(11,095,154)	6,175,272	61,862,620
Class A	342,620	3,855,009	25,056	235,526	(314,426)	(3,316,111)	53,250	774,424
Total net increase (decrease)	7,216,063	73,873,530	336,418	3,174,779	(1,323,959)	(14,411,265)	6,228,522	62,637,044

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2019
Global Value Fund
Class I	2,725,481	$30,504,644	67,154	$703,103	(26,507)	$(289,500)	2,766,128	$30,918,247
Class A	8,904	104,856	2,046	21,466	(45,473)	(569,432)	(34,523)	(443,110)
Total net increase (decrease)	2,734,385	30,609,500	69,200	724,569	(71,980)	(858,932)	2,731,605	30,475,137
International Value Fund
Class I	2,001	21,502	17,096	158,651	—	—	19,097	180,153
Total net increase	2,001	21,502	17,096	158,651	—	—	19,097	180,153
Value Opportunities Fund
Class I	9,090,629	251,316,538	1,402,218	34,817,068	(4,463,690)	(118,644,551)	6,029,157	167,489,055
Class A	1,882,824	50,960,135	334,897	8,338,932	(2,041,709)	(56,772,144)	176,012	2,526,923
Class C	338,598	8,564,899	141,075	3,253,197	(424,959)	(10,827,111)	54,714	990,985
Total net increase (decrease)	11,312,051	310,841,572	1,878,190	46,409,197	(6,930,358)	(186,243,806)	6,259,883	171,006,963
Capital Income Fund
Class I	232,522	2,958,701	37,411	455,601	(680,969)	(8,351,275)	(411,036)	(4,936,973)
Class A	76,893	965,650	26,243	332,136	(335,100)	(4,236,826)	(231,964)	(2,939,040)
Total net increase (decrease)	309,415	3,924,351	63,654	787,737	(1,016,069)	(12,588,101)	(643,000)	(7,876,013)
High Yield Fund
Class I	59,726,649	696,746,581	8,497,900	99,162,717	(73,286,129)	(851,438,038)[2]	(5,061,580)	(55,528,740)
Class A	2,183,160	25,565,215	2,014,600	23,371,432	(17,577,424)	(203,487,210)[2]	(13,379,664)	(154,550,563)
Class C	60,123	695,682	10,901	127,097	(47,068)	(552,304)	23,956	270,475
Class Z	8,481,470	99,725,152	389,944	4,549,457	(2,180,399)	(25,620,277)	6,691,015	78,654,332
Total net increase (decrease)	70,451,402	822,732,630	10,913,345	127,210,703	(93,091,020)	(1,081,097,829)	(11,726,273)	(131,154,496)

1  Net of redemption fees of $16,454 for Class I, $3,201 for Class A and $4,748 for Class Z. Effective September 30, 2019 the redemption fee was removed.

2  Net of redemption fees of $93,924 for Class I and $13,454 for Class A.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the six months ended December 31, 2019, is set forth below:

Small Cap Value Fund

Issuer Name	Value at July 1, 2019	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value at December 31, 2019	Dividends	Shares Held at December 31, 2019
Hudson Global, Inc.	$2,723,562	$—	$—	$—	$(109,380)	$2,614,182	$—	218,760
MDC Partners, Inc.	9,294,768	734,340	—	—	1,024,172	11,053,280	—	3,976,000
Noranda Aluminum Holding Corp.	9,203	—	—	—	(6,322)	2,881	—	800,300
	$12,027,533	$734,340	$—	$—	$908,470	$13,670,343	$—

Value Opportunities Fund

Issuer Name	Value at July 1, 2019	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value at December 31, 2019	Dividends	Shares Held at December 31, 2019
Iracore Investments Holdings, Inc.	$5,264,360	$—	$—	$—	$4,338,388	$9,602,748	$—	32,422
Motors Liquidation Company GUC Trust	17,204,860	—	—	—	(2,840,425)	14,364,435	—	1,623,100
	$22,469,220	$—	$—	$—	$1,497,963	$23,967,183	$—

High Yield Fund

Issuer Name	Value at July 1, 2019	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value at December 31, 2019	Dividends	Shares Held at December 31, 2019
American Zinc Recycling LLC	$29,175,617	$7,361,568	$—	$—	$(202,088)	$36,335,097	$—	114,835
Bellatrix Exploration Ltd.+	1,612,791	—	(814,034)	(2,860,318)	2,061,996	435	—	434,305
Iracore Investments Holdings, Inc.	3,587,078	—	—	—	2,956,131	6,543,209	—	22,092
PetroQuest Energy, Inc.	2,913,980	—	—	—	(2,913,980)	0	—	728,495
RA Parent, Inc.	10,482,767	—	—	—	863,167	11,345,934	—	288
	$47,772,233	$7,361,568	$(814,034)	$(2,860,318)	$2,765,226	$54,224,675	$—

+  Issuer was not an affiliate as of December 31, 2019.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan, net" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At December 31, 2019, the Funds did not have any outstanding bridge loan commitments.

Unfunded loan commitments are contractual obligations for funding to a borrower. At December 31, 2019, the Value Opportunities Fund had an outstanding unfunded loan commitment of $7,500,000.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country.

The Funds are subject to management risk because each Fund is an actively managed investment portfolio. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

Class R Shares.  The Board approved closing the Class R shares of the Large Cap Value Fund and Mid-Cap Value Fund and converting Class R shares to Class A shares of each respective Fund effective on August 29, 2019 (the "Conversion"). The Conversion was accomplished by a tax-free exchange of Class R shares for Class A shares in the following amounts and at the following conversion ratios:

	Class R Prior to Conversion
	Dollars	Shares	Conversion Ratio	Class A Shares
Large Cap Value	$4,553,437	143,415	1.010825	144,968
Mid-Cap Value	3,425,121	121,286	1.000354	121,329

NOTE 11.

New Accounting Pronouncements.  In March 2017, the FASB issued Accounting Standards Update ("ASU") No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has evaluated this provision and there was no material impact on the Funds' financial statements.

In August 2018, FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The primary focus of ASU No. 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. In general, the amendments in ASU No. 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt all or portions of ASU No. 2018-13. Management has implemented portions of the amendments and there was no material impact on the Funds' financial statements. Management is currently evaluating the impact of the additional disclosure requirements.

NOTE 12.

Subsequent Events.  On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC ("Foreside") such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. The Board approved Quasar to remain as the Funds' distributor at the close of the transaction.

Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

NOTE 13.

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2019.

For the year ended June 30, 2019, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 58.49%, Small Cap Value

Fund — 43.65%, Small Cap Diversified Value Fund — 27.01%, Global Value Fund — 25.77%, International Value Fund — 0.00%, Value Opportunities Fund — 30.53%, Capital Income Fund — 16.90%, High Yield Fund — 0.21%.

For the year ended June 30, 2019, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 66.82%, Small Cap Value Fund — 54.56%, Small Cap Diversified Value Fund — 27.30%, Global Value Fund — 74.53%, International Value Fund — 100.00%, Value Opportunities Fund — 44.18%, Capital Income Fund — 35.12%, High Yield Fund — 0.21%. Shareholders should consult their tax advisors.

For the year ended June 30, 2019, the Global Value Fund and International Value Fund earned foreign source income of $455,929 and $71,885, respectively, and paid foreign taxes of $40,415 and $5,473, respectively, which each Fund intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2019, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.23%, Large Cap Value Fund — 0.81%, Mid-Cap Value Fund — 0.63%, Small Cap Value Fund — 0.57%, Small Cap Diversified Value Fund — 0.56%, Global Value Fund — 0.51%, International Value Fund — 0.46%, Value Opportunities Fund — 6.68%, Capital Income Fund — 61.47%, High Yield Fund — 91.33%.

For the year ended June 30, 2019, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 6.41%, Mid-Cap Value Fund — 34.86%, Small Cap Value Fund — 72.48%, Small Cap Diversified Value Fund — 79.73%, Global Value Fund — 47.83%, International Value Fund — 22.18%, Value Opportunities Fund — 75.67%, Capital Income Fund — 0.00%, High Yield Fund — 0.00%.

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (July 1, 2019 – December 31, 2019).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns					Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19		Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,081.90	$4.19		$1,000.00	$1,021.11	$4.06	0.80%
Class A	1,000.00	1,081.00	5.49		1,000.00	1,019.86	5.33	1.05
Class C	1,000.00	1,077.20	9.40		1,000.00	1,016.09	9.12	1.80
Large Cap Value Fund
Class I	1,000.00	1,081.40	4.92		1,000.00	1,020.41	4.77	0.94
Class A	1,000.00	1,079.50	6.22		1,000.00	1,019.15	6.04	1.19
Class C	1,000.00	1,076.30	9.81		1,000.00	1,015.69	9.53	1.88
Class Z	1,000.00	1,087.30	2.12	**	1,000.00	1,021.06	4.12	0.81
Mid-Cap Value Fund
Class I	1,000.00	1,007.10	5.35		1,000.00	1,019.81	5.38	1.06
Class A	1,000.00	1,006.00	6.20		1,000.00	1,018.95	6.24	1.23
Class C	1,000.00	1,002.30	9.92		1,000.00	1,015.23	9.98	1.97
Class Z	1,000.00	1,087.30	2.26	**	1,000.00	1,020.81	4.37	0.86
Small Cap Value Fund
Class I	1,000.00	1,063.90	5.45		1,000.00	1,019.86	5.33	1.05
Class A	1,000.00	1,062.80	6.48		1,000.00	1,018.85	6.34	1.25
Class C	1,000.00	1,058.90	10.09		1,000.00	1,015.33	9.88	1.95
Class Z	1,000.00	1,087.20	2.23	**	1,000.00	1,020.86	4.32	0.85
Small Cap Diversified Value Fund
Class I	1,000.00	1,077.80	4.33		1,000.00	1,020.96	4.22	0.83
Class A	1,000.00	1,076.00	5.69		1,000.00	1,019.66	5.53	1.09
Class Z	1,000.00	1,084.50	2.10	**	1,000.00	1,021.11	4.06	0.80
Global Value Fund
Class I	1,000.00	1,079.10	4.96		1,000.00	1,020.36	4.82	0.95
Class A	1,000.00	1,078.00	6.27		1,000.00	1,019.10	6.09	1.20

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns					Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19		Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19	Annualized Expense Ratio
International Value Fund
Class I	$1,000.00	$1,105.10	$5.03		$1,000.00	$1,020.36	$4.82	0.95%
Value Opportunities Fund
Class I	1,000.00	1,056.70	4.96		1,000.00	1,020.31	4.88	0.96
Class A	1,000.00	1,055.50	6.25		1,000.00	1,019.05	6.14	1.21
Class C	1,000.00	1,051.60	9.85		1,000.00	1,015.53	9.68	1.91
Class Z	1,000.00	1,068.00	2.18	**	1,000.00	1,020.91	4.27	0.84
Capital Income Fund
Class I	1,000.00	1,039.80	4.10		1,000.00	1,021.11	4.06	0.80
Class A	1,000.00	1,039.30	5.38		1,000.00	1,019.86	5.33	1.05
High Yield Fund
Class I	1,000.00	1,016.20	3.55		1,000.00	1,021.62	3.56	0.70
Class A	1,000.00	1,014.80	4.81		1,000.00	1,020.36	4.82	0.95
Class C	1,000.00	1,011.40	8.29		1,000.00	1,016.89	8.31	1.64
Class Z	1,000.00	1,016.70	3.04		1,000.00	1,022.12	3.05	0.60

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by the number of days in the most recent fiscal year (366).

** Actual expenses are equal to the Fund's annualized expense ratio for Class Z multiplied by the average account value over the period, multiplied by 92/366 (to reflect the commencement of operations to December 31, 2019).

Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 West 5th Street
Los Angeles, California 90013

DISTRIBUTOR

Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Forms N-PORT are available free of charge on the SEC's website at http://www.sec.gov.

601 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-SAR-1219-0220

DECEMBER 31, 2019

SEMI-ANNUAL REPORT

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the registrant’s Secretary for the attention of the Chair of the Nominating and Governance Committee, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5704.

Item 11. Controls and Procedures.

(a)         The registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	2/27/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	2/27/20

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer / Principal Financial Officer

Date	2/27/20

3